Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AMENDED AND RESTATED AIR TRANSPORTATION SERVICES AGREEMENT

BETWEEN

DHL NETWORK OPERATIONS (USA), INC.

ABX AIR, INC.

AND

CARGO AIRCRAFT MANAGEMENT, INC.

January 14, 2015

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

TABLE OF CONTENTS

ARTICLE 1    DEFINITIONS
Section 1.1    Definitions    1

ARTICLE II CONDITIONS PRECEDENT
Section 2.1    ABX Conditions Precedent    6
Section 2.2    DHL Conditions Precedent    7

ARTICLE III    SERVICES
Section 3.1    Engagement of ABX and CAM    8

Section 3.2	Amendment of Existing Aircraft Leases and Related Subleases 9

Section 3.3	Additional Aircraft Leases and Related Subleases 11
Section 3.4    Flight Crews    13
Section 3.5    Routing, Schedule, Frequency and Cargo Payload    13
Section 3.6    Aircraft Maintenance    14
Section 3.7    Insurance    14
Section 3.8    Responsibilities of CAM    14

ARTICLE IV    TERM
Section 4.1    Term    15
Section 4.2    Termination    15
Section 4.3    Limitation of Obligations    18
Section 4.4    ACMI Agreement    18

ARTICLE V	EQUIPMENT AND SERVICES TO BE PROVIDED BY ABX AND DHL
Section 5.1    Equipment and Services to be Provided by ABX    18
Section 5.2    Equipment and Services to be Provided by DHL    20
Section 5.3    Potential Engagement of ABX or Affiliate of ABX    22

ARTICLE VI    PRICE FOR SERVICES
Section 6.1    Monthly Fixed Charge and Monthly Variable Charge    22
Section 6.2    Airline Controllable Delays    22
Section 6.3    Arrival Performance Incentive/Disincentive    23
Section 6.4    Workers’ Compensation Matters    23
Section 6.5    Third Party Services    23

ARTICLE VII    PAYMENT TERMS
Section 7.1    Monthly Fixed Charge    25
Section 7.2    Monthly Variable Charge    25
Section 7.3    Delay Credits    25
Section 7.4    Monthly Incentive Bonus/Monthly Disincentive Credit    25
Section 7.5    Reimbursable Expenses    25
Section 7.6    Payment to ABX by Wire Transfer    26
Section 7.7    No Setoff; Interest    26

i

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Section 7.8    Disputes        26
Section 7.9    Taxes        26

ARTICLE VIII    CARGO AND HAZARDOUS MATERIALS
Section 8.1    DHL Employees as Agents of ABX    27
Section 8.2    Procedures Under GOM    27
Section 8.3    Transportation of Hazardous Materials    27
Section 8.4    Registration; Qualification    28
Section 8.5    Hazardous Cargo    28
Section 8.6    Aircraft Payload; Limitations    28

ARTICLE IX    SPARE AIRCRAFT; SUBSTITUTE AIRCRAFT
Section 9.1    Spare Aircraft    28
Section 9.2    Substitute Aircraft    28
Section 9.3    Spare Engines    29

ARTICLE X    OPERATIONS CONTROL REPORTING PROCEDURES
Section 10.1    Reporting Procedures    29

ARTICLE XI    CONTROL, DIRECTION AND OPERATING AUTHORITY
Section 11.1     Carrier Authority    30
Section 11.2    Flight Crew Control    30
Section 11.3    Authorizations    30
Section 11.4    Access to Locations    30
Section 11.5    Operating Requirements    31
Section 11.6    Independent Contractors    31

ARTICLE XII    REPRESENTATIONS, WARRANTIES AND COVENANTS
Section 12.1    Representations, Warranties and Covenants of ABX    31
Section 12.2    Representations, Warranties and Covenants of DHL    32

ARTICLE XIII    INSURANCE
Section 13.1    Insurance    33
Section 13.2    Notification of Default    35

ARTICLE XIV    INDEMNIFICATION
Section 14.1    Indemnification by ABX    35
Section 14.2    Indemnification by DHL    36
Section 14.3    Survival        37
Section 14.4    Cooperation    37
Section 14.5    Subrogation    38

ARTICLE XV    FORCE MAJEURE
Section 15.1    Suspension of Obligations    38
Section 15.2    Substitute Performance    38

ii

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 15.3    Cancellation    38

ARTICLE XVI    EVENTS OF DEFAULT
Section 16.1    ABX Events of Default    38
Section 16.2    DHL Events of Default    39
Section 16.3    Remedies Upon Event of Default    40
Section 16.4    Limitation of Damages    41

ARTICLE XVII    MISCELLANEOUS
Section 17.1    Cooperation and Good Faith    41
Section 17.2    Time of the Essence    41
Section 17.3    Applicable Law    41
Section 17.4    Jurisdiction; Waiver of Jury Trial; Attorneys’ Fees    41
Section 17.5    Notices        42
Section 17.6    Amendments; Waivers    43
Section 17.7    Binding Effect; Assignment    43
Section 17.8    Execution in Counterparts    43
Section 17.9    Headings; Certain Construction Rules    43
Section 17.10    Entire Agreement    43
Section 17.11    Severability    44
Section 17.12    No Third-Party Rights    44
Section 17.13    Expenses    44
Section 17.14    Publicity    44

EXHIBIT A        Deutsche Post AG Form of Guaranty Amendment
EXHIBIT B    Air Transport Services Group, Inc. Form of Guaranty Amendment
EXHIBIT C    Existing Leased Aircraft and Additional Leased Aircraft
EXHIBIT D    Form of Amendment to Existing Aircraft Lease
EXHIBIT E    Form of Amendment to Sublease for Existing Leased Aircraft
EXHIBIT F    Form of Additional Aircraft Lease
EXHIBIT G    Form of Sublease for Additional Leased Aircraft
EXHIBIT H    Form of Flight Schedule
EXHIBIT I    Price for Services
EXHIBIT J    Fuel Policies and Procedures
EXHIBIT K    Aircraft Handling Equipment
EXHIBIT L    Reimbursable Expenses

iii

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AMENDED AND RESTATED AIR TRANSPORTATION SERVICES AGREEMENT

THIS AMENDED AND RESTATED AIR TRANSPORTATION SERVICES AGREEMENT (this “Agreement”), made as of this 14th day of January, 2015, to commence effective April 1, 2015, by and among DHL NETWORK OPERATIONS (USA), INC., an Ohio corporation (“DHL”), ABX AIR, INC., a Delaware corporation (“ABX”) and CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (“CAM”) (DHL, ABX and CAM may hereinafter each be referred to individually as a “Party” and any two or more collectively as the “Parties” from time to time);

WITNESSETH:

WHEREAS, DHL, a subsidiary of Deutsche Post AG, and ABX, a subsidiary of Air Transport Services Group, Inc., are parties to that certain Air Transportation Services Agreement, dated March 29, 2010 ( the “ATSA”), pursuant to which ABX performs air cargo lift services for DHL; and

WHEREAS, CAM, a subsidiary of ATSG, as lessor, has leased or desires to lease to DHL, as lessee, the aircraft listed in the attached Exhibit C; and

WHEREAS, the ATSA expires on April 1, 2015, and the Parties desire to amend and restate the ATSA for the continuing provision by CAM to DHL of Boeing 767 freighter aircraft and the continuing provision by ABX to DHL of air cargo lift services utilizing such aircraft; and

WHEREAS, as an inducement for ABX to enter into this Agreement, Deutsche Post AG, a corporation formed under the laws of Germany, is concurrently herewith entering into the guaranty amendment in the form contained in the attached Exhibit A (the “DP Guaranty Amendment”); and

WHEREAS, as an inducement for DHL to enter into this Agreement, Air Transport Services Group, Inc., a corporation formed under the laws of Delaware, is concurrently herewith entering into the guaranty amendment in the form contained in the attached Exhibit B (the “ATSG Guaranty Amendment”);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DHL and ABX hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1    Definitions. As used in this Agreement, the following terms shall have the meanings specified or referred to in this Section and shall be equally applicable to both the singular and plural forms:
“ABX Breakup Fee” is defined in Section 4.2(c).

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“ABX Events of Default” is defined in Section 16.1.
“ABX Indemnified Parties” is defined in Section 14.2(a).
“ABX Material Adverse Effect” shall mean any material adverse change, event, circumstance or development with respect to the business, assets, liabilities, capitalization, prospects, condition (financial or other) or results of operations of ATSG or ABX that could reasonably be expected to have a material adverse effect on ABX’s performance of the Services.
“ABX Termination Fee” is defined in Section 4.2(b).
“Additional Aircraft Lease” means an aircraft lease agreement in the form of Exhibit F with respect to an Aircraft identified as an Additional Leased Aircraft in Exhibit C.
“Additional Leased Aircraft” means each of the Aircraft identified as an Additional Leased Aircraft in Exhibit C.
“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including, with correlative meanings, the terms “controlled by” and under “common control with”) means the possession of power to direct the management and policies of the referenced Person, whether through ownership interests, by contract or otherwise.
“Aircraft” means each of those Boeing 767-200 series freighter aircraft, Boeing 767-300 series freighter aircraft and any other Boeing model freighter aircraft that ABX is operating pursuant to this Agreement from time to time, including their engines, APU, landing gear, records and all other components and their records.
“Aircraft Lease Agreement” means each of (i) the Existing Aircraft Leases associated with an Existing Leased Aircraft, (ii) the Additional Aircraft Leases associated with an Additional Leased Aircraft, and (iii) the lease agreements, if any, described in Sections 3.2(d) and 3.3(d) that are entered into during the Term in replacement for an Existing Leased Aircraft or Additional Leased Aircraft.

“Aircraft Status Report” is defined in Section 10.1(a).

“Airline Controllable Delay” means an aircraft delay due to circumstances within the reasonable control of ABX, as determined in accordance with the prior practice of DHL and ABX, including (i) the mechanical breakdown of an Aircraft; (ii) the acts or omissions of a Flight Crew; or (iii) flight planning, flight following or dispatch issues.

"Anniversary Date" means each April 1st occurring during the Term of this Agreement with the first Anniversary Date being April 1st, 2016 (the "First Anniversary Date").

“Arrival Performance” means, with respect to all flights flown in performing the Services (including cancelled flights) in any given month, arrival within not more than fifteen (15) whole minutes after the scheduled arrival time for each flight; provided, however, that in determining

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

whether a flight has arrived within not more than fifteen (15) whole minutes after its scheduled arrival time, delays that are attributable to (i) factors other than an Airline Controllable Delay; (ii) a Temporary Schedule Change; or (iii) a Force Majeure shall be excluded.

“ATSA” is defined in the Recitals hereto.

“ATSG” is defined in the Recitals hereto.

“ATSG Guaranty Amendment” is defined in the Recitals hereto.

“Business Day” means any day other than a Saturday or Sunday or a day on which national banking institutions in New York are authorized or obligated by law or executive order to be closed.

“CAM” is defined in the Recitals hereto.

“Collective Bargaining Agreement” means that certain labor agreement, between ABX and the International Brotherhood of Teamsters, the collective bargaining representative for ABX’s pilot employees, or any successor collective bargaining representative, as such agreement may be amended or superseded from time to time.

“Contract Year” means, in respect of the first Contract Year, the period from the Effective Date to 12:00 AM Eastern Time on the First Anniversary Date. After the First Anniversary Date, "Contract Year" will mean each subsequent twelve month period occurring during the Term of this Agreement, running from 12:00:01 AM Eastern Time on an Anniversary Date to 12:00 AM Eastern Time on the immediately following Anniversary Date.

“CPI-U” means United States Bureau of Labor Statistics Consumer Price Index, All Urban Consumers, Series ID CUUR0000SA0, Not Seasonally Adjusted, Area US City Average, All Items, Base Period 1982-84 = 100, as posted for the month of February immediately preceding the anniversary of the Contract Year.

“CRAF” is defined in Section 6.5(c).
“Daily Flight Summary Report” is defined in Section 10.1(f).
“Delay Credit” is defined in Section 6.2.
“Delta Engine Agreement” means that certain Engine Repair Agreement between Delta Air Lines, Inc. and ABX Air, Inc., dated July 1, 2005, as amended from time to time, or any successor to such Agreement.
“DHL Breakup Fee” is defined in Section 4.2(a)(ii).
“DHL Events of Default” is defined in Section 16.2.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“DHL Indemnified Parties” is defined in Section 14.1(a).
“DHL Material Adverse Effect” shall mean any material adverse change, event, circumstance or development with respect to the business, assets, liabilities, capitalization, prospects, condition (financial or other) or results of operations of Deutsche Post AG or DHL that could reasonably be expected to have a material adverse effect on DHL’s performance of its obligations pursuant to this Agreement.
“DHL Service Area” means North America (Canada, Mexico and the United States of America) and Central America (Guatemala, Belize, Honduras, El Salvador, Nicaragua, Costa Rica and Panama).
“DHL Termination Fee” is defined in Section 4.2(d)(i).
“DOT” means the U.S. Department of Transportation or any successor Governmental Authority.
“DP Guaranty Amendment” is defined in the Recitals hereto.
“Effective Date” means 12:00 AM Eastern Time on April 1, 2015.
“Estimated Monthly Variable Charge” means the estimated variable amount that is to be paid by DHL to ABX each month for the performance of the Services, which amount shall be determined in accordance with Article VI and Exhibit I, and set forth in a Flight Schedule that has been signed or otherwise implemented by DHL and ABX.

“Event of Default” is defined in Sections 16.1 and 16.2.
“Existing Aircraft Lease” means an aircraft lease agreement with respect to an Aircraft identified as an Existing Leased Aircraft in Exhibit C and subject to an amendment in the form of Exhibit D.
“Existing Leased Aircraft” mean each of those Aircraft subject to an Existing Aircraft Lease.
“FAA” means the U.S. Federal Aviation Administration or any successor Governmental Authority.
“Flight Crew” is defined in Section 3.4(a).
“Flight Schedule” means a flight schedule and associated charges included in the form attached hereto at Exhibit H that has been signed or otherwise implemented by DHL and ABX, as amended from time to time in accordance with this Agreement.
“Force Majeure” means acts or events not within the control of the Party bound to perform and which, by the exercise of due diligence, such Party is unable to overcome. A Force Majeure includes acts of God; adverse weather preventing or affecting flight operations; strikes, lockouts, job actions, industrial disturbances, service disruptions or other labor disputes (whether to

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

themselves or their corporate Affiliates); acts of the public enemy; wars; acts of terrorism national emergency; shutdown of airspace; embargoes; blockades; riots; epidemics; lightning; earthquakes; floods; tornadoes; explosions; failure of public utilities; unavailability of fuel; U.S. military airlift emergency activation of the CRAF; the inability to secure landing slots, and; the failure or refusal of, or revocation after issuance by, a Governmental Authority of those approvals, clearances, permits, and operating authorities described in Section 11.3. It is understood that the requirement that any Force Majeure shall be remedied shall not require the settlement of strikes or lockouts by acceding to the demands of the other Parties to this Agreement or any other third party when such course is inadvisable in the discretion of the Party having the difficulty. Furthermore, it is understood that an Airline Controllable Delay involving the mechanical failure of an Aircraft shall not be considered an event of Force Majeure.
“Fuel Policies and Procedures” is defined in Section 5.2(a).
“GOM” means ABX’s FAA-approved Ground Operations Manual, as amended from time to time.
“Governmental Authority” means any foreign, federal, state, provincial or local government or any agency, subdivision or instrumentality of any of the foregoing, including any court, tribunal, department, bureau, commission or board, or any quasi-governmental or private body exercising any regulatory, taxing, inspecting or other governmental authority.
“IATA” means the International Air Transport Association.
“ICAO” means the International Civil Aviation Organization.
“Legal Requirement” means any statute, ordinance, code, law, rule, regulation, order or other requirement, standard or procedure enacted, adopted or applied by any Governmental Authority (including judicial decisions applying common law or interpreting any other Legal Requirement) applicable to a Person, its business and its operations.
“Losses” is defined in Section 14.1(a).
“Managed Services Agreement” is defined in Section 5.3.
“Monthly Disincentive Credit” is defined in Section 6.3.
“Monthly Fixed Charge” means the fixed amount to be paid by DHL to ABX each month for the performance of the Services, which amount shall be determined in accordance with Article VI and Exhibit I, including the Monthly Fixed Charge Table contained in Appendix I-1 thereto, and set forth in a Flight Schedule that has been signed or otherwise implemented by DHL and ABX.
“Monthly Incentive Bonus” is defined in Section 6.3.
“Monthly Variable Charge” means the actual variable amount to be paid by DHL to ABX each month for the performance of the Services, which amount shall be determined in accordance with Article VI and Exhibit I.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“Notification Date” is defined in Section 7.8.
“Person” means any individual, corporation, partnership, limited liability company, limited partnership, joint venture, association, joint-stock company, trust, Governmental Authority or other entity.
“Reimbursable Expenses” means reasonable (to the extent within ABX’s control), out-of-pocket costs and expenses, without markup, incurred on an arms-length basis by ABX as necessary for the performance of the Services hereunder and as detailed in Exhibit L.
“Remaining Original Term” means that portion of an Existing Aircraft Lease from April 1, 2015 through the Original Expiry Date of such Existing Aircraft Lease, as set forth in Exhibit C.
“Renewal Term” means that portion of an Existing Aircraft Lease from the day after the Original Expiry Date of such Existing Aircraft Lease, as set forth in Exhibit C, until March 31, 2019.
“Services” is defined in Section 3.1.
“SHGA” means the IATA 2009 Standard Ground Handling Agreement, provided that, the arbitration provisions contained therein shall be deleted.
“Spare Aircraft” means a Boeing 767-200 series freighter aircraft or Boeing 767-300 series freighter aircraft owned by ABX or its Affiliate and equipped with a standard cargo door.
“Supervening Law Change” is defined in Section 1(e) of Exhibit I.
“Supplemental Flying” is defined in Section 6.5(b).
“Temporary Schedule Change” is defined in Section 3.5(c).
“Term” is defined in Section 4.1.
“TSA” means U.S. Transportation Security Administration or any successor Governmental Authority.
“U.S.” means the United States of America.

“Variable Block Hour Rate” is defined in Section 2 of Exhibit I.

ARTICLE II
CONDITIONS PRECEDENT

Section 2.1 ABX Conditions Precedent. ABX’s obligation to commence the performance of the Services and its other duties and obligations hereunder as of the Effective Date shall be subject to the satisfaction of each of the following conditions precedent:

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(a)    Deutsche Post AG shall have executed and delivered to ABX the DP Guaranty amendment, in the form attached as Exhibit A and such amendment shall be in full force and effect;

(b)    DHL and ABX shall have executed and delivered to each other a counterpart of the initial Flight Schedule, substantially in the form attached hereto as Exhibit H.

(c)    ABX shall have received a certificate of insurance issued by the insurer or broker for DHL, evidencing DHL’s compliance with the insurance provisions of Article XIII hereof;

(d)    DHL shall have executed and delivered to CAM a counterpart of an amendment to each of the Existing Aircraft Leases, in the form attached hereto as Exhibit D, and DHL shall have executed and delivered to ABX a counterpart of an amendment to each of the subleases associated with the Existing Aircraft Leases, in the form attached hereto as Exhibit E, for each of the Existing Leased Aircraft described in Exhibit C and such amendments and agreements shall be in full force and effect;

(e)    DHL shall have executed and delivered to CAM a counterpart of an Additional Aircraft Lease, in the form attached hereto as Exhibit F, and DHL shall have executed and delivered to ABX a counterpart of a sublease agreement, in the form attached hereto as Exhibit G, for each of the Additional Leased Aircraft described in Exhibit C and such agreements shall be in full force and effect;

(f)    The representations and warranties of DHL in Article XII shall be true and correct in all respects as of the date hereof and as of the Effective Date;

(g)    A DHL Material Adverse Effect shall not have occurred; and

(h)    No order, injunction or other legal or regulatory restraint challenging this Agreement, or limiting or restricting DHL’s performance under this Agreement, shall be in effect, nor shall any legal proceeding brought by any Governmental Authority, seeking any of the foregoing be pending, nor shall there be any legal proceeding pending or threatened against DHL, Deutsche Post AG or their respective Affiliates, or any of their respective rights, properties or assets, or any of their officers, directors or employees, that individually or in the aggregate, could result in a DHL Material Adverse Effect.

Section 2.2    DHL Conditions Precedent. DHL’s obligation to commence the performance of its duties and obligations hereunder as of the Effective Date shall be subject to the satisfaction of each of the following conditions precedent:

(a)    Air Transport Services Group, Inc. shall have executed and delivered to DHL the ATSG Guaranty Amendment, in the form attached hereto as Exhibit B and such amendment shall be in full force and effect;

(b)    DHL and ABX shall have executed and delivered to each other a counterpart of the initial Flight Schedule, substantially in the form attached hereto as Exhibit H.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c)    DHL shall have received a certificate of insurance issued by the insurer or broker for ABX, evidencing ABX’s compliance with the insurance provisions of Article XIII hereof;

(d)    CAM shall have executed and delivered to DHL a counterpart of an amendment to each of the Existing Aircraft Leases, in the form attached hereto as Exhibit D, and ABX shall have executed and delivered to DHL a counterpart of an amendment to each of the subleases associated with the Existing Aircraft Leases, in the form attached hereto as Exhibit E, for each of the Existing Leased Aircraft described in Exhibit C, and such amendments and agreements shall be in full force and effect;

(e)    CAM shall have executed and delivered to DHL a counterpart of an Additional Aircraft Lease, in the form attached hereto as Exhibit F, and ABX shall have executed and delivered to DHL a counterpart of a sublease agreement, in the form attached hereto as Exhibit G, for each of the Additional Leased Aircraft described in Exhibit C and such agreements shall be in full force and effect;

(f)    The representations and warranties of ABX in Article XII shall be true and correct in all respects as of the date hereof and as of the Effective Date;

(g)    An ABX Material Adverse Effect shall not have occurred; and

(h)    No order, injunction or other legal or regulatory restraint challenging this Agreement, or limiting or restricting ABX’s performance under this Agreement, shall be in effect, nor shall any legal proceeding brought by any Governmental Authority, seeking any of the foregoing be pending, nor shall there be any legal proceeding pending or threatened against ABX, ATSG or their respective Affiliates, or any of their respective rights, properties or assets, or any of their officers, directors or employees, that individually or in the aggregate, could result in a ABX Material Adverse Effect.
ARTICLE III
SERVICES

Section 3.1 Engagement of ABX and CAM. DHL hereby retains (i) CAM to amend the Existing Aircraft Leases with DHL; (ii) ABX to amend the subleases with DHL with respect to the Existing Leased Aircraft; (iii) CAM to lease to DHL the Additional Leased Aircraft; (iv) ABX to sublease from DHL the Additional Leased Aircraft; (v) ABX to provide Flight Crews for and operate the Aircraft pursuant to the Flight Schedule; (vi) ABX to perform or cause to be performed maintenance services on the Aircraft; (vii) ABX to provide insurance coverage for the Aircraft and with respect to the performance of the services hereunder; and (viii) CAM and ABX to satisfy all of their other respective obligations as set forth in Article V and elsewhere in this Agreement and its exhibits and appendices (hereinafter, individually and collectively referred to as the “Services”); and CAM and ABX each hereby agree to perform those Services for which it is responsible, in each case, upon and subject to the terms and conditions of this Agreement.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 3.2    Amendment of Existing Aircraft Leases and Related Subleases.

(a)    The Existing Aircraft Leases between CAM, as lessor, and DHL, as lessee, with respect to each of the Existing Leased Aircraft will be amended in accordance with the form of amendment contained in Exhibit D.

(b)    The subleases from DHL, as sublessor, to ABX, as sublessee, that are associated with each of the Existing Aircraft Leases shall be amended in accordance with the form of amendment in Exhibit E, effective as of April 1, 2015, which subleases, as amended, shall be intended by DHL and ABX as an operating lease and not as a capital lease. ABX shall operate each such Existing Leased Aircraft in the performance of the Services pursuant to the Flight Schedule, subject to DHL’s right to terminate the operation of such Existing Leased Aircraft and the other terms and conditions of this Agreement. DHL shall reimburse ABX hereunder for the rent incurred under each such sublease pursuant to the procedure set forth in Section 7.5 and such rent shall be considered a Reimbursable Expense and shall not be subject to escalation.

(c)    During the Remaining Original Term of each of the Existing Aircraft Leases, as amended, DHL may terminate one or more of the Existing Aircraft Leases upon providing CAM with at least six (6) months prior written notice and, subject to Section 3.2(d), paying to CAM a lease termination fee in an amount equal to [*]. During the Renewal Term of each of the Existing Aircraft Leases, as amended, DHL may terminate one or more of the Existing Aircraft Leases upon providing CAM with at least four (4) months prior written notice and paying to CAM a lease termination fee in an amount equal to [*], provided that in the event DHL has previously terminated at least three (3) of the Existing Aircraft Leases, the termination notice period shall be at least six (6) months.

(d)    At DHL’s request from time to time during the Term, and subject to the availability of aircraft as determined by CAM in its reasonable discretion, DHL and CAM will make commercially reasonable efforts to negotiate and enter into a lease agreement pursuant to which CAM, as lessor, will lease to DHL, as lessee, a Boeing 767-300 series freighter aircraft, or such other Boeing model freighter aircraft (e.g. Boeing 757, Boeing 737) as DHL may require, in replacement for a Boeing 767-200 series freighter aircraft that is an Existing Leased Aircraft. [*]. In the event that DHL leases from CAM an aircraft in replacement for a Boeing 767-200 series freighter aircraft that is an Existing Leased Aircraft and the latter is redeployed by DHL anywhere in its network, [*]. Notwithstanding the foregoing, DHL will have the right to terminate one or more of the Existing Aircraft Leases without paying a termination fee to CAM if ABX ceases to operate as an airline, except under circumstances in which ABX merges with, or assigns this Agreement to, an Affiliate air carrier.

(e)    The Return Condition Requirements, as that term is defined in the respective Existing Aircraft Leases, shall be settled as of March 31, 2015, notwithstanding that such Existing Aircraft Leases, as amended, will thereafter remain in effect during their respective Remaining Original Terms and Renewal Terms or one or more of such Existing Leased Aircraft are returned earlier in accordance with such Existing Aircraft Leases. DHL shall pay to CAM, or CAM shall pay to DHL, as applicable, the amount corresponding to the pertinent Existing Leased Aircraft specified in Exhibit

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

C on or before March 31, 2015, in settlement of such Return Condition Requirements with respect to the number of days remaining until the Aircraft’s next scheduled C-check inspection. In addition to the pertinent amounts specified in Exhibit C, DHL shall pay to CAM, or CAM shall pay to DHL, as applicable, an amount for each of the Existing Leased Aircraft on or before April 30, 2015, in settlement of the Return Condition Requirements with respect to the Landing Gears and APU, as those terms are defined in the respective Existing Aircraft Leases, as amended, for each such Aircraft, the calculation of which shall, notwithstanding the provisions contained in Appendix H of the respective Existing Aircraft Leases, be made in accordance with the following:

(i) In the event that the sum of the cycles remaining for each of the three (3) Landing Gears until their next scheduled removal (the “Total Remaining Life”) as of March 31, 2015 is less than the Total Remaining Life as of Delivery, as that term is defined in the Existing Aircraft Lease, as amended, then DHL shall pay to CAM an amount equal to [*] ($[*]) per cycle of such Total Remaining Life differential. In the event that the Total Remaining Life as of March 31, 2015 is higher than it was at Delivery, then CAM shall pay to DHL an amount equal to [*] ($[*]) per cycle of such Total Remaining Life differential.

(ii)    In the event the total number of hours that the APU installed on the Aircraft as of March 31, 2015 has been operated since its last overhaul is more than the total number of hours that the APU installed on the Aircraft as of the Delivery Date had been operated since it was last overhauled, DHL shall pay to CAM an amount equal to [*] ($[*]) per hour of such differential. In the event the total number of hours that the APU installed on the Aircraft as of March 31, 2015 has been operated since its last overhaul is less than the total number of hours that the APU installed on the Aircraft as of the Delivery Date had been operated since it was last overhauled, CAM shall pay to DHL an amount equal to [*] ($[*]) per hour of such differential. In the case of APU serial number P334C, which is no longer installed on an Aircraft, DHL shall also pay to CAM [*] ($[*]) per APU hour for the 1,717 APU hours that it was operated in the performance of the services pursuant to the ATSA.

(f)    The Existing Leased Aircraft bearing U.S. Registration No. N769AX and Manufacturer’s Serial Number 22787 is scheduled to be undergoing heavy maintenance as of April 1, 2015 and the costs incurred by ABX with respect thereto shall be paid by DHL to ABX in accordance with the terms of the ATSA, without regard to the expiration of the ATSA.

(g)    DHL may redeploy two (2) or more of the Existing Leased Aircraft on a dry lease basis in support of its Affiliate’s operations in the Middle East during the Term, in which event such Aircraft will become subject to the Severe Environmental Conditions provisions set forth in the attached Exhibit I. Any such redeployment shall be subject to the terms of Existing Aircraft Lease pertaining to such Aircraft.

(h)        The Existing Aircraft Leases, as amended in accordance with the form of amendment contained in Exhibit D, provide, among other things, that the Lessee, as that term is defined therein, shall have no responsibility for the costs or expenses associated with compliance with any Airworthiness Directives (“ADs”), provided that the Aircraft is being operated by ABX pursuant to this Agreement (in which case this responsibility lies with ABX). The Existing Aircraft

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Leases, as amended, further provide, among other things, that in the event the operation of the Aircraft by ABX pursuant to this Agreement is subsequently terminated and Lessee has subleased the Aircraft to a third party (to include an affiliate of Lessee) that is not affiliated with CAM, then Lessee shall again be responsible for the costs incurred in complying with ADs, effective as of the date of such termination. In the event of a conflict between this Section 3.2(h) and an Existing Aircraft Lease, as amended, the latter shall prevail.

(i)         The Existing Aircraft Leases, as amended in accordance with the form of amendment contained in Exhibit D, provide, among other things, that, after March 31, 2015, the Lessee, as that term is defined therein, shall have no responsibility for any of the costs or expenses associated with compliance with any of the Return Condition Requirements, as that term is defined therein, provided that ABX is operating the Aircraft pursuant to this Agreement (in which case this responsibility lies with ABX). The Existing Aircraft Leases, as amended, further provide, among other things, that in the event the operation of the Aircraft by ABX pursuant to this Agreement is subsequently terminated and Lessee has subleased the Aircraft to a third party (to include an affiliate of Lessee) that is not affiliated with CAM, then the Aircraft shall be subject to Revised Return Condition Requirements, as that term is defined therein. The Existing Aircraft Leases, as amended, further provide, among other things, that in the event that the operation of the Aircraft by ABX pursuant to this Agreement is subsequently terminated, Lessee has not subleased the Aircraft to a third party not affiliated with CAM and Lessee returns the Aircraft to CAM at a date later than the termination of ABX’s operation of the Aircraft, then (i) the Aircraft shall not be subject to Revised Return Condition Requirements, as that term is defined therein, and (ii) Lessee shall pay to CAM an amount representative of the value of the C-check and landing gear “green time” for the period from the termination of ABX’s operation of the Aircraft until the Aircraft is returned to CAM. In the event of a conflict between this Section 3.2(i) and an Existing Aircraft Lease, as amended, the latter shall prevail.

Section 3.3    Additional Aircraft Leases and Related Subleases.

(a)    CAM, as lessor, shall lease to DHL, as lessee, and DHL shall lease from CAM, each of the Additional Leased Aircraft described in Exhibit C for the monthly lease rate corresponding to each such Additional Leased Aircraft specified in Exhibit C and pursuant to the form of Additional Aircraft Lease contained in Exhibit F, commencing on or before April 1, 2015 and expiring on March 31, 2019, provided that, in each such case, the commencement of the lease term prior to April 1, 2015, will be subject to the availability of such Additional Leased Aircraft, as determined by CAM in its reasonable discretion, and the agreement of CAM and DHL with respect to such commencement date.

(b)    ABX, as sublessee, shall sublease from DHL, as sublessor, and DHL shall sublease to ABX, each of the Additional Leased Aircraft described in Section 3.3(a), pursuant to the form of sublease contained in Exhibit G, which sublease shall be intended by the DHL and ABX as an operating lease and not as a capital lease, commencing on the same date as the commencement date for each of the Additional Leased Aircraft in accordance with Section 3.3(a) and terminating on the same date that the operation by ABX of each such Additional Leased Aircraft is terminated by DHL pursuant to and in accordance with this Agreement. Concurrent with the commencement of each

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

such sublease, ABX shall operate each such Additional Leased Aircraft in the performance of the Services pursuant to the Flight Schedule, subject to DHL’s right to terminate the operation of such Additional Leased Aircraft and the other terms and conditions of this Agreement. DHL shall reimburse ABX hereunder for the rent incurred under each such sublease pursuant to the procedure set forth in Section 7.5 and such rent shall be considered a Reimbursable Expense.

(c)    DHL may terminate one or more of the Additional Aircraft Leases upon providing CAM with at least four (4) months prior written notice and, subject to Section 3.3(d), paying to CAM a lease termination fee in the amount of [*] with respect to each such terminated Aircraft.

(d)    At DHL’s request from time to time during the Term, and subject to the availability of aircraft as determined by CAM in its reasonable discretion, DHL and CAM will make commercially reasonable efforts to negotiate and enter into a lease agreement pursuant to which CAM, as lessor, will lease to DHL, as lessee, a Boeing 767-300 series freighter aircraft, or such other Boeing model freighter aircraft (e.g. Boeing 757, Boeing 737) as DHL may require, in replacement for a Boeing 767-200 series freighter aircraft that is the subject of an Additional Aircraft Lease. In the event that DHL leases from CAM an aircraft in replacement for a Boeing 767-200 series freighter aircraft that is the subject of an Additional Aircraft Lease and the latter is removed from DHL’s network, there will be no termination fee with respect to such Additional Leased Aircraft and the replacement aircraft will become subject to a termination notice period of at least four (4) months and a termination fee of [*]. In the event that DHL leases from CAM an aircraft in replacement for a Boeing 767-200 series freighter aircraft that is the subject of an Additional Aircraft Lease and the latter is redeployed by DHL anywhere in its network, the replacement aircraft will become subject to a termination notice period of at least four (4) months and a termination fee of [*], and the termination notice period and termination fee for the redeployed Additional Leased Aircraft shall be at least four (4) months and [*]; respectively. Notwithstanding the foregoing, DHL will have the right to terminate one or more of the Additional Aircraft Leases without paying a termination fee to CAM if ABX ceases to operate as an airline, except under circumstances in which ABX merges with, or assigns this Agreement to, an Affiliate air carrier.

(e)        The Additional Aircraft Leases provide, among other things, that the Lessee, as that term is defined therein, shall have no responsibility for the costs or expenses associated with compliance with any Airworthiness Directives (“ADs”), provided that the Aircraft is being operated by ABX pursuant to this Agreement. The Additional Aircraft Leases further provide, among other things, that in the event the operation of the Aircraft by ABX pursuant to this Agreement is subsequently terminated and Lessee has subleased the Aircraft to a third party (to include an affiliate of Lessee) that is not affiliated with CAM, then Lessee shall be responsible for the costs incurred in complying with ADs, effective as of the date of such termination. The Additional Aircraft Leases, as amended, further provide, among other things, that in the event that the operation of the Aircraft by ABX pursuant to this Agreement is subsequently terminated, Lessee has not subleased the Aircraft to a third party (to include an affiliate of Lessee) not affiliated with CAM and Lessee returns the Aircraft to CAM at a date later than the termination of ABX’s operation of the Aircraft, then (i) the Aircraft shall not be subject to the Return Condition Requirements, as that term is defined therein, and (ii) Lessee shall pay to CAM an amount representative of the value of the C-check and landing gear “green time” for the period from the termination of ABX’s operation of the Aircraft until the

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Aircraft is returned to CAM. In the event of a conflict between this Section 3.3(e) and an Additional Aircraft Lease, the latter shall prevail.

(f)     The Additional Aircraft Leases provide, among other things, that the Lessee, as that term is defined therein, shall have no responsibility for any return condition requirements upon the Termination or Expiration thereof, as such terms are defined therein, provided that ABX is operating the Aircraft pursuant to this Agreement. The Additional Aircraft Leases further provide, among other things, that in the event the operation of the Aircraft by ABX pursuant to this Agreement is subsequently terminated and Lessee has subleased the Aircraft to a third party (to include an affiliate of Lessee) that is not affiliated with CAM, then the Aircraft shall be subject to the Return Condition Requirements, as that term is defined therein. In the event of a conflict between this Section 3.3(f) and an Additional Aircraft Lease, the latter shall prevail.
Section 3.4 Flight Crews.
(a)    General. ABX shall provide a sufficient number of flight crews in order to operate the Aircraft in accordance with the Flight Schedule, as amended from time to time in accordance with the terms of this Agreement. Each flight crew shall consist of a captain and a first officer, both of which shall be employees of ABX, possess current, valid licenses and be fully qualified to operate the Aircraft in compliance with all applicable Legal Requirements (each, a “Flight Crew”).
(b)    Number of Aircraft. The total number of Aircraft that shall be in service under this Agreement and for which ABX shall be responsible for operating and providing Flight Crews shall be set forth in the Flight Schedule, as amended from time to time in accordance with the terms of this Agreement.
Section 3.5    Routing, Schedule, Frequency and Cargo Payload.
(a)    Flight Schedule. The routings, schedule and frequency for scheduled flights shall be set forth in the Flight Schedule and such Flight Schedule shall take into account applicable FAA Flight Crew duty limitations.
(b)    Amendment of Flight Schedule. The Flight Schedule may be amended from time to time upon the written agreement of DHL and ABX, subject always to (i) aircraft scheduling and FAA Flight Crew duty limitations; (ii) landing and/or take-off curfews or slot restrictions; (iii) flight times based on The Boeing Corporation’s eighty-five percent (85%) average winds, adjusted twice each year for seasonal changes; (iv) historical taxi times; and (v) other material operational factors. Except to the extent otherwise agreed from time to time, DHL shall provide ABX with at least sixty (60) days prior written notice of a proposed amendment to the Flight Schedule resulting in an increase in the number of Flight Crews and at least thirty (30) days prior written notice of an amendment to the Flight Schedule resulting in a reduction in the number of Flight Crews. Notwithstanding the foregoing, ABX shall make commercially reasonable efforts to accommodate DHL’s scheduling requirements as soon as reasonably practicable, with any amendments incorporated into a revised Flight Schedule, setting forth the total number of Aircraft to be operated by ABX in performing the Services, the Monthly Fixed Charge and Estimated Monthly Variable

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Charge, and the amended Aircraft/route lines. Such amendments will be made in accordance with Exhibit I.
(c)    Temporary Schedule Changes. DHL may from time to time during the Term, temporarily change the departure time, the scheduled Aircraft/route lines or the termination points as outlined in the Flight Schedule without amending the Flight Schedule (such a change without an amendment to the Flight Schedule shall be referred to as a “Temporary Schedule Change”). DHL shall provide ABX with prior written notice of each Temporary Schedule Change and ABX shall make commercially reasonable efforts to implement each Temporary Schedule Change as promptly as practicable. Such changes will be made in accordance with Exhibit I.
Section 3.6 Aircraft Maintenance.
(a)    ABX will maintain or cause to be maintained each Aircraft in accordance with ABX’s FAA-approved maintenance program and, as applicable, the terms of the sublease agreement pertaining to such Aircraft, pursuant to the following:
(i)    Maintenance. ABX will provide or cause to be provided all maintenance services on the Aircraft, including turn maintenance services and scheduled and unscheduled line and heavy maintenance services.
(ii)    Scheduled Maintenance of Aircraft. Without limiting its obligations under Article IX, ABX, at its sole cost and expense, will provide or cause to be provided replacement lift for an Aircraft when such Aircraft is undergoing scheduled heavy maintenance.
Section 3.7 Insurance. ABX shall provide aircraft hull and liability insurance and cargo insurance as more fully described in Article XIII.
Section 3.8 Responsibilities of CAM. Notwithstanding any other provision herein, CAM’s obligations pursuant to this Agreement, including with respect to the performance of the Services, shall be strictly limited to those matters expressly identified herein as the responsibility of CAM.
ARTICLE IV
TERM
Section 4.1    Term.     The term of this Agreement shall commence at 12:00 AM Eastern Time on April 1, 2015 and shall expire at 12:59:59 PM Eastern Time on March 31, 2019 (the “Term”).
Section 4.2    Termination.
(a)    DHL Termination for Convenience.
(i)    DHL Termination of Individual Aircraft. DHL may terminate for convenience one or more Aircraft from this Agreement from time to time upon providing ABX with not less than sixty (60) days prior written notice, provided that DHL shall pay to

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ABX a one-time termination fee in the amount of [*] ($[*]) in conjunction with each of the first five (5) Existing Leased Aircraft which are terminated, which amount shall be paid on or before the date of termination hereunder with respect to each such Aircraft and which amount shall be the sole amount to which ABX shall be entitled arising from the DHL termination for convenience of one or more Aircraft from this Agreement pursuant to this Section 4.2.(a)(i). The one-time termination fee described in this Section 4.2(a)(i) shall not apply in the case of any other termination or expiration of this Agreement.
(ii)    DHL Termination of Agreement. DHL may terminate this Agreement for convenience in its entirety upon providing ABX with not less than one-hundred eighty (180) days prior written notice of such date; provided, however, that DHL may not provide such notice during the first one-hundred eighty (180) days of the Term. In the event that DHL terminates this Agreement in its entirety in accordance with this Section 4.2(a)(ii), DHL shall pay to ABX a fee (the “DHL Breakup Fee”) based on the Contract Year of the date of termination (prorated as of the date of termination based on the number of days remaining during the applicable Contract Year), determined as follows:

Contract Year	DHL Breakup Fee
1	[*]
2	($[*]) to ($[*])
3	($[*]) to ($[*])
4	$[*]
DHL shall pay to ABX the DHL Breakup Fee on or before the date of termination of this Agreement in accordance with this Section 4.2(a)(ii), in addition to any other amounts due and payable to ABX as of the date of termination, and DHL shall have no further obligations or liabilities to ABX hereunder following such termination, except with respect to those provisions contained herein which are intended to survive the termination of this Agreement. The DHL Breakup Fee shall be the sole amount to which ABX shall be entitled arising from the termination of this Agreement in accordance with this Section 4.2(a)(ii). The DHL Breakup Fee shall only apply in the case of termination of this Agreement in its entirety for convenience pursuant to this Section 4.2(a)(ii), and, for the avoidance of doubt, shall not apply in the case of any other termination or expiration of this Agreement.

(b)    DHL Termination for ABX Event of Default. In the event that DHL terminates this Agreement in accordance with Article XVI arising from an ABX Event of Default, ABX shall pay to DHL a termination fee (the “ABX Termination Fee”) based on the Contract Year of the date of termination (prorated as of the date of termination based on the number of days remaining during the applicable Contract Year), determined as follows:

Contract Year	ABX Termination Fee
1	[*]
2	($[*]) to ($[*])
3	($[*]) to ($[*])
4	$[*]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ABX shall pay to DHL such ABX Termination Fee on or before the date of termination of this Agreement, which ABX Termination Fee, in conjunction with the termination of this Agreement, shall constitute DHL’s sole amount or remedy for monetary damages arising from the termination of this Agreement due to an ABX Event of Default.

(c)    ABX Termination for Convenience. ABX may terminate this Agreement for convenience in its entirety upon providing DHL with not less than one-hundred eighty (180) days prior written notice of such date; provided, however, that ABX may not provide such notice during the first one-hundred eighty (180) days of the Term. In the event that ABX terminates this Agreement in its entirety in accordance with this Section 4.2(c), ABX shall pay to DHL a fee (the “ABX Breakup Fee”) based on the Contract Year of the date of termination (prorated as of the date of termination based on the number of days remaining during the applicable Contract Year), determined as follows:

Contract Year	ABX Breakup Fee
1	[*]
2	($[*]) to ($[*])
3	($[*]) to ($[*])
4	$[*]

ABX shall pay to DHL the ABX Breakup Fee on or before the date of termination of this Agreement in accordance with this Section 4.2(c), in addition to any other amounts due and payable to DHL as of the date of termination, and ABX shall have no further obligations or liabilities to DHL hereunder following such termination, except with respect to those provisions contained herein which are intended to survive the termination of this Agreement. The ABX Breakup Fee shall be the sole amount to which DHL shall be entitled arising from the termination of this Agreement in accordance with this Section 4.2(c). The ABX Breakup Fee shall only apply in the case of termination of this Agreement in its entirety for convenience pursuant to this Section 4.2(c), and, for the avoidance of doubt, shall not apply in the case of any other termination or expiration of this Agreement.

(d)    ABX Termination for DHL Event of Default/Reduced Flight Schedule.

(i)    ABX Termination for DHL Event of Default. In the event that ABX terminates this Agreement in accordance with Article XVI arising from a DHL Event of Default, DHL shall pay to ABX a termination fee (the “DHL Termination Fee”) based on the Contract Year of the date of termination (prorated as of the date of termination based on the number of days remaining during the applicable Contract Year), determined as follows:

Contract Year	DHL Termination Fee
1	[*]
2	($[*]) to ($[*])
3	($[*]) to ($[*])
4	$[*]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

DHL shall pay to ABX such DHL Termination Fee on or before the date of termination of this Agreement, which DHL Termination Fee, in conjunction with the termination of this Agreement, shall constitute ABX’s sole amount or remedy for monetary damages arising from the termination of this Agreement due to a DHL Event of Default.

(ii)    ABX Termination Due to Reduced Flight Schedule. In the event that DHL shall require for ABX to operate less than eight (8) scheduled Aircraft/route lines pursuant to this Agreement at any time during the Term, then ABX may terminate this Agreement in its entirety upon providing DHL with not less than one-hundred eighty (180) days prior written notice of such date. In the event that ABX terminates this Agreement in its entirety in accordance with this Section 4.2(d)(ii), DHL shall pay to ABX a fee calculated on the same basis and amounts as the DHL Termination Fee described in Section 4.2(d)(i). DHL shall pay to ABX such fee on or before the date of termination of this Agreement in accordance with this Section 4.2(d)(ii), in addition to any other amounts due and payable to ABX as of the date of termination, and DHL shall have no further obligations or liabilities to ABX hereunder following such termination, except with respect to those provisions contained herein which are intended to survive the termination of this Agreement. The fee described in the Section 4.2(d)(ii) shall be the sole amount to which ABX shall be entitled arising from the termination of this Agreement in accordance with this Section 4.2(d)(ii). The fee described in this Section 4.2(d)(ii) shall only apply in the case of termination of this Agreement in its entirety pursuant to this Section 4.2(d)(ii), and, for the avoidance of doubt, shall not apply in the case of any other termination or expiration of this Agreement.

(e)    Termination for Supervening Law Change. ABX may terminate this Agreement upon ninety (90) days prior written notice to DHL in the event that ABX and DHL are unable to reasonably agree upon an adjustment to the Monthly Fixed Charge in accordance with Exhibit I arising from a Supervening Law Change.
(f)    Termination for Force Majeure. In the event that a Force Majeure, either as a whole or affecting one or more Aircraft, shall have continued for thirty (30) days or more, the Party whose performance is not excused may terminate this Agreement immediately, upon the provision of written notice to the other Parties.

(g)    Destruction of Aircraft. If an Aircraft is destroyed, or otherwise suffers a casualty occurrence that would constitute a total loss or a constructive total loss under the terms of the hull insurance maintained by ABX or DHL with respect to such Aircraft, then this Agreement shall terminate with respect to such Aircraft as of the date of the loss, the Monthly Fixed Charge will be reduced as provided herein and none of the Parties shall have any further obligation or liability to the others with respect to such Aircraft.

Section 4.3    Limitation of Obligations. For the avoidance of doubt, no Party shall have any obligation to pay to the other Parties any fee, charge, compensation, damages or any other amount upon the expiration or termination of this Agreement in accordance with Sections 4.1 and 4.2, except for (i) the DHL Breakup Fee, the ABX Termination Fee, the ABX Breakup Fee, the

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

DHL Termination Fee or the fee described in Section 4.2(d)(ii), as applicable, (ii) preexisting payment obligations then due and owing, and (iii) obligations for Services which have been performed by ABX but which have not yet been billed.

Section 4.4    ACMI Agreement. DHL and ABX will, at DHL’s option and upon its prior written request, make commercially reasonable efforts to enter into an ACMI agreement in anticipation of the expiration of this Agreement at the end of the Term. The ACMI agreement will (i) contain industry standard terms and conditions, (ii) become effective upon the expiration of this Agreement and thereafter remain in effect for a term of up to twelve (12) months, (iii) contain pricing consistent with this Agreement, including a monthly fixed charge and monthly variable charge, and (iv) be designed to facilitate an orderly takedown of the Aircraft and, as applicable, transition to another service provider.

ARTICLE V
EQUIPMENT AND SERVICES TO BE PROVIDED BY ABX AND DHL

Section 5.1    Equipment and Services to be Provided by ABX. Without limiting its obligations hereunder, ABX, at ABX’s sole cost and expense, shall pay for and provide, or cause to be provided, the following personnel, services, equipment and other items in the performance of the Services:

(a)    ABX shall continue operating and/or add each of the Aircraft on its FAA operating specifications. ABX shall maintain each of the Aircraft in compliance with its FAA-approved maintenance program and, as applicable, the terms of the Aircraft Lease Agreement pertaining to such Aircraft, and all requirements of FAR Part 121 and other applicable Legal Requirements, so as to maintain the airworthiness certificate for each Aircraft in full force and effect, without material restrictions.

(b)    The Flight Crews set forth in Section 3.4, including compensation, benefits, transportation, hotel accommodations and per diem, as well as any increases in such costs resulting from changes to, or in the interpretation of, the terms of the Collective Bargaining Agreement that are not attributable to changes in Legal Requirements. ABX shall also be responsible for and shall pay all costs related to (i) Flight Crew operational oversight and training, including training program certification; (ii) Flight Crew catering and meals; and (iii) Flight Crew visas, work permits, endorsements, airport ID/badges/access cards.

(c)    All maintenance services on the Aircraft, including turn maintenance services and scheduled and unscheduled line and heavy maintenance services. ABX shall also be responsible for and shall pay all costs related to maintenance operational oversight and program certification.

(d)    Aircraft spare parts, including engine spare parts, avionics, rotables, expendables, tires, brakes and accessory items (including transportation costs) to the extent that such spare parts are not otherwise subject to the Monthly Variable Charge, provided that ABX may transport onboard each Aircraft, without charge, (i) a fly-away kit; and (ii) aircraft parts and materials for the Aircraft on a reasonable, space-available basis.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(e)    Procurement and management of Aircraft ground handling services, which shall be procured from DHL or its Affiliate at all locations where such services are offered by DHL or its Affiliate, and from third parties at all other locations, all pursuant to an IATA SGHA, including ground power units, air start units, stairs, towing/pushback services, aircraft marshalling, lavatory, water, cleaning of cargo compartments, and ground handling personnel necessary to the performance of the services (including taxes and assessments), provided that DHL shall be responsible for the Reimbursable Expenses incurred by ABX with respect thereto and, provided further that, ABX shall have no responsibilities or obligations with respect to the procurement or management of the cargo and mail handling activities described in Section 5.2(d).

Notwithstanding the foregoing, ABX shall make available to DHL and its Affiliates for their use in connection herewith, without charge or markup, all existing ground equipment, including ground power units, towing/pushback equipment and air start units that are owned by ABX or its Affiliate and located at those outbase locations identified in the Flight Schedule as of the Effective Date and as set forth in Exhibit K; provided that DHL shall be responsible for the operation, maintenance and repair of such equipment. DHL shall return such equipment to ABX in the same condition as when it was delivered, except for normal wear and tear, upon the earlier to occur of an amendment to the Flight Schedule that results in ABX ceasing to operate Aircraft at the location where such equipment is located or the termination or expiration of this Agreement. DHL will defend, indemnify and hold harmless the ABX Indemnified Parties, as defined herein, from and against any and all claims, including the loss of, damage to, or destruction of any property whatsoever, including the Aircraft and any property of DHL, ABX or third parties, caused by, arising out of or in connection with DHL’s possession, use, operation or maintenance of such equipment, except to the extent caused by or attributable to the gross negligence or willful misconduct of an ABX Indemnified Party.

(f)    The exterior cleaning of the Aircraft.

(g)    Without limiting Article IX, Spare Aircraft, as necessary, or replacement lift in lieu thereof, in accordance with Article IX, in substitution for an Aircraft when such Aircraft is undergoing scheduled heavy maintenance.

(h)    ABX’s insurance obligations as set forth in Section 13.1.

(i)    Flight planning, flight following and dispatch services, including ARINC or other radio communications services.

(j)    All administrative and overhead services of ABX including the provision of overfly authorizations, landing permits, en-route navigation and air traffic control approvals, (provided that DHL shall reimburse ABX for its Reimbursable Expenses associated with overfly authorizations, landing permits, en-route navigation and air traffic control approvals).

(k)    All facilities necessary for the provision of the Services, subject to DHL’s obligations pursuant to Section 5.2(h) below.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(l)    ABX shall, at the request of DHL, conduct a class not more than once every six (6) months to qualify DHL training personnel in ABX’s FAA-approved aircraft loading, unloading and hazardous material programs. DHL shall make available for ABX’s use without charge reasonable classroom space at its facilities at CVG for this purpose, and such training shall be conducted in accordance with a mutually acceptable schedule. The training shall be designed for the purpose of qualifying such DHL training personnel to, in turn, train the employees of DHL and its contractors to perform ramp, cargo loading and hazardous material operations in compliance with ABX’s FAA-approved programs.
Section 5.2    Equipment and Services to be Provided by DHL. Except to the extent provided in Section 5.1 above, and without limiting its obligations hereunder, DHL shall pay for and provide or cause to be provided, in a manner compliant with ABX’s operational requirements, the following personnel, services, equipment and other items as necessary for the performance of the Services hereunder:
(a)    All costs, including ABX’s Reimbursable Expenses, related to aircraft fuel and deicing fluids, including the delivery thereof and fueling and deicing services (including any related taxes and assessments). The “Fuel Policies and Procedures” set forth in Exhibit J will apply in connection with DHL’s provision of fuel hereunder. All deicing services will be accomplished in accordance with ABX’s FAA-approved deicing program.
(b)    All costs, including ABX’s Reimbursable Expenses, for aircraft ground handling services, including ground power units, air start units, stairs, towing/pushback services, aircraft marshalling, lavatory, water, cleaning of cargo compartments and ground handling personnel (including taxes and assessments), except for the equipment described in Exhibit K that is to be provided without charge or markup by ABX pursuant to Section 5.1(e).
(c)    Airport security required in connection with the Services.
(d)    All cargo and mail handling activities, including: (i) the preparation and packaging of cargo and mail, including any buildup, breakdown and containerization thereof; (ii) the warehousing of cargo and mail; (iii) all Unit Load Devices (“ULDs”), containers, pallets, nets, tie downs, tensioning equipment, and specialized cargo and mail handling equipment; (iv) the pickup and delivery, ground transportation and ramp positioning and de-positioning of cargo and mail; (v) the loading and unloading of the Aircraft; and (vi) all cargo documentation, including manifests, weight and balance preparation, hazardous material notification to Flight Crews, and any other such documentation necessary to the performance of the Services. DHL shall ensure and require that all personnel performing such services are fully trained and qualified, and that all required training and evaluations are current and documented, in accordance with ABX’s FAA-approved programs and, further, that all equipment employed in providing such services is serviceable, as determined in accordance with applicable FAA standards and ABX’s FAA-approved programs. ABX delegates to DHL, and DHL accepts the delegation of, the cargo security inspection functions mandated by the TSA, including as prescribed in the Full All-Cargo Aircraft Operator Standard Security Program and ABX’s FAA-approved programs. DHL will prepare and maintain logs of any such inspections under procedures mutually developed between DHL and ABX.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(e)    All costs, including ABX’s Reimbursable Expenses, related to landing and/or departure fees, aircraft parking and ramp use for the Aircraft at the airport locations identified in the Flight Schedule.
(f)    All additional costs, including ABX’s Reimbursable Expenses, associated with or resulting from Aircraft diversions for (i) adverse weather conditions necessary to ABX’s performance of the Services; or (ii) due to leaking, smoking or otherwise damaged cargo, except to the extent attributable to the gross negligence or willful misconduct of ABX.
(g)    All costs, including ABX’s Reimbursable Expenses, for customs fees, duties, royalties and taxes and related fines, penalties or claims and USDA charges incurred by DHL or ABX (including reasonable attorneys’ fees incurred by ABX), except to the extent attributable to the gross negligence or willful misconduct of ABX, its Affiliates or any of their respective directors, officers, employees or subcontractors.
(h)    DHL shall make available for ABX’s use in connection with the Services, without charge, a reasonable amount of space at DHL’s facility at the Cincinnati and Northern Kentucky International Airport (“CVG”) and the other airport locations identified in the Flight Schedule, provided that DHL maintains a facility at such other airport locations. In the event that DHL proposes to amend the Flight Schedule to include an airport location where it does not maintain a facility, then DHL and ABX shall discuss and agree upon the arrangements to be made at such airport location prior to the commencement of Services at such location.
(i)    All costs, including ABX’s Reimbursable Expenses, associated with the ground training of DHL’s professional loadmasters.
(j)    All costs, including ABX’s Reimbursable Expenses, associated with en-route navigation services, air traffic control services, overfly authorizations and airport charges (including ramp and landing/departure fees)
(k)    All costs, including ABX’s Reimbursable Expenses, associated with Aircraft positioning/de-positioning at DHL’s request for changes in the Flight Schedule or other non-scheduled Aircraft moves as well as for the final de-positioning of any terminated Aircraft;
(l)    All costs, including ABX’s Reimbursable Expenses, associated with noise and emission taxes, fees, fines and assessments, except to the extent that such taxes, fees, fines and assessments are within the reasonable control of ABX; and
(m)    All costs, including ABX’s Reimbursable Expenses, associated with basic rent and other charges incurred with respect to the subleases associated with the Aircraft Lease Agreements, except where such costs are charges are expressly allocated to ABX pursuant to this Agreement.
5.3    Potential Engagement of ABX or Affiliate of ABX. By a separate agreement (a “Managed Services Agreement”), DHL may engage ABX or an Affiliate of ABX to provide, or cause to be provided through contractors whose competitive bids have been reviewed and approved in advance in writing by DHL as and to the extent required in such Managed Services Agreement,

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

some or all of the services DHL is obligated to provide or cause to be provided under this Agreement, including some or all of those matters set forth above in Section 5.2 or pursuant to the Fuel Policies and Procedures attached hereto as Exhibit J. DHL will pay ABX or such Affiliate of ABX a mutually acceptable monthly fee to manage those services set forth in the Managed Services Agreement.
ARTICLE VI
PRICE FOR SERVICES
Section 6.1    Monthly Fixed Charge and Monthly Variable Charge. In compensation for the Services hereunder, including the operation of the Aircraft pursuant to the Flight Schedule, as amended from time to time, DHL shall pay to ABX the Monthly Fixed Charge and Monthly Variable Charge, as determined, and subject to adjustment, in accordance with Exhibit I from time to time, pursuant to the payment terms set forth in Article VII.
Section 6.2    Airline Controllable Delays. The Monthly Fixed Charge will be subject to a reduction (a “Delay Credit”) in the event of an Airline Controllable Delay, as follows: (i) An Airline Controllable Delay with respect to an Aircraft that is greater than four (4) hours shall be considered a full service failure and shall result in a $[*] reduction to the Monthly Fixed Charge in each affected direction; and (ii) an Airline Controllable Delay with respect to an Aircraft that is greater than two (2) hours, and less than or equal to four (4) hours, shall be considered a partial service failure and shall result in a $[*] reduction to the Monthly Fixed Charge in each affected direction.
Section 6.3    Arrival Performance Incentive/Disincentive. DHL will pay to ABX as provided herein a financial incentive bonus (the “Monthly Incentive Bonus”) for achieving an Arrival Performance greater than or equal to [*] ([*]%) during such month. Alternatively, ABX will provide DHL with a credit as provided herein (the “Monthly Disincentive Credit”) against amounts owed by DHL to ABX hereunder as a financial disincentive for achieving an Arrival Performance less than [*] ([*]%) during such month. The Monthly Incentive Bonus and the Monthly Disincentive Credit to which ABX may be entitled or subject to each month, are set forth in the table below, and such amounts will be subject to escalation in the amount of [*] ([*]) on April 1st of each year, beginning April 1, 2016. For the avoidance of doubt, payment to ABX of a Monthly Incentive Bonus or Monthly Disincentive Credit shall not cure an ABX Event of Default under Section 16.1(a).
Arrival Performance Incentive/Disincentive Table

Monthly Arrival Performance	Monthly Bonus or Credit
Greater than [*]%	$[*] Bonus
Greater than or equal to [*]% but less than [*]%	$[*] Bonus
Greater than or equal to [*]% but less than [*]%	$[*] Bonus
Greater than or equal to [*]% but less than [*]%	No Bonus or Credit
Greater than or equal to [*]% but less than [*]%	$[*] Credit
Greater than or equal to [*]% but less than [*]%	$[*] Credit
Less than [*]%	$[*] Credit

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 6.4    Workers’ Compensation Matters. DHL will pay to ABX the amount of [*] in consideration for ABX’s management of workers’ compensation claims with respect to ABX’s current and former employees, which amount shall be payable in annual instalments due on each Anniversary Date, as follows:

Installment Date	Installment Amount
April 1, 2015	$[*]
April 1, 2016	$[*]
April 1, 2017	$[*]
April 1, 2018	$[*]
The instalments will not be subject to escalation pursuant to this Agreement. In the event that this Agreement terminates for any reason prior to the payment of the final instalment on April 1, 2018, including pursuant to Section 4.2, any remaining unpaid instalments will immediately become due and payable to ABX.
Section 6.5     Third Party Services.
(a)    ABX may use the Aircraft to provide air cargo transportation services to third parties so long as (i) such usage does not interfere in any material respect with ABX’s performance of the Services, (ii) ABX does not solicit DHL’s customers in competition with DHL or its Affiliates, (iii) such usage does not involve ABX providing air transportation services to major integrated international air express delivery companies with annual revenues in excess of $5 billion (other than the United States Postal Service or any Affiliate of DHL), (iv) an ABX Event of Default shall not have occurred and be continuing hereunder; provided, however, that the occurrence of an ABX Event of Default shall not restrict ABX's use of the Aircraft to provide any such third party services not otherwise prohibited by this Section which ABX is contractually obligated to provide at the time such ABX Event of Default occurs, and (v) DHL approves such usage in advance, based on the proposed routes, dates and times thereof, which approval shall not be unreasonably withheld, conditioned or delayed.
(b)    If ABX provides air cargo transportation services to or for third parties using one or more of the Aircraft on a charter, wet lease, ACMI or other contractual basis (such services hereinafter referred to as “Supplemental Flying”), then ABX shall pay to DHL a fee in the amount of $[*] per day in the case of a Boeing 767-200 series, or other Boeing model (except for a Boeing 767-300 series), freighter aircraft and $[*] per day in the case of a Boeing 767-300 series freighter aircraft, for each day that ABX utilizes the Aircraft for Supplemental Flying, which fee shall be payable as described in Section 6.5(d). Except as set forth herein, all revenue from such Supplemental Flying shall inure to the benefit of ABX. ABX shall be responsible for all of its operating costs including allocated power-by-the-hour fees incurred in respect of, and DHL shall have no obligation to reimburse ABX for any costs associated with, Supplemental Flying.
(c)    ABX is a member of the U.S. Civil Reserve Air Fleet (“CRAF”) and may utilize one or more of the Aircraft to fulfill its obligations thereunder, provided, however, that ABX shall make commercially reasonable efforts to minimize the impact of its participation in the CRAF on the

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

performance of the Services. In the event that ABX voluntarily operates an Aircraft in support of the CRAF, then ABX shall pay to DHL a fee in the amount of $[*] per day in the case of a Boeing 767-200 series, or other Boeing model (except for a Boeing 767-300 series), freighter aircraft and $[*] per day in the case of a Boeing 767-300 series freighter aircraft, for each day that ABX utilizes the Aircraft in support of the CRAF, which fee shall be payable as described in Section 6.5(d). ABX shall be responsible for all of its operating costs including allocated power-by-the-hour fees incurred in respect of, and DHL shall have no obligation to reimburse ABX for any costs associated with, the operation of an Aircraft in support of the CRAF.
(d)    On or about the 6th business day of each month, ABX will provide to DHL a detailed statement setting forth its utilization of any Aircraft for Supplemental Flying or CRAF Services during the prior month and a credit memo in the amount of the fees owing to DHL related to such utilization. DHL may deduct such amount from any payments made to ABX pursuant to this Agreement.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ARTICLE VII
PAYMENT TERMS
Section 7.1    Monthly Fixed Charge. DHL will pay to ABX twenty-five percent (25%) of the Monthly Fixed Charge in advance and without demand on Monday (or if Monday is not a Business Day, the first Business Day thereafter) of each week, during the first four (4) Mondays of each month during the Term, in accordance with Section 7.6 below.
Section 7.2    Monthly Variable Charge. DHL will pay to ABX twenty-five percent (25%) of the Estimated Monthly Variable Charge in advance and without demand on Monday (or if Monday is not a Business Day, the first Business Day thereafter) of each week, for the first four (4) Mondays of each month, during the Term, in accordance with Section 7.6 below. On or about the sixth (6th) Business Day of each month, ABX will provide to DHL a written statement setting forth in reasonable detail the Monthly Variable Charge for the prior month. Within ten (10) Business Days of DHL’s receipt of such statement and in accordance with Section 7.6 below, (i) DHL will remit to ABX any amount by which the Monthly Variable Charge exceeded the Estimated Monthly Variable Charge paid by DHL to ABX during the prior month; or (ii) ABX will provide to DHL a credit memo for any amount by which the Monthly Variable Charge exceeded the Estimated Monthly Variable Charge paid by DHL to ABX during the prior month, whereupon DHL may deduct such amount from any payments to be made to ABX pursuant to this Agreement.
Section 7.3    Delay Credits. ABX shall provide to DHL on or about the sixth (6th) Business Day of each month, a calculation of the Airline Controllable Delays for the previous month, along with a credit memo, if applicable, for any Delay Credits arising from full or partial service failures to which ABX is subject, along with reasonable supporting documentation. Subject to the Disputes provision of Section 7.8 below, DHL may deduct the Delay Credits from any payment to be made to ABX pursuant to the Agreement upon the receipt of ABX’s credit memo.
Section 7.4    Monthly Incentive Bonus/Monthly Disincentive Credit. ABX shall provide to DHL on or about the sixth (6th) Business Day of each month, a calculation of the Arrival Performance for the previous month, along with an invoice for the Monthly Incentive Bonus earned or a credit memo for the Monthly Disincentive Credit to which ABX is subject, along with reasonable supporting documentation. Subject to the Disputes provision of Section 7.8 below, DHL shall pay to ABX the Monthly Incentive Bonus earned for the prior month within ten (10) Business Days of receipt of ABX’s invoice, in accordance with Section 7.6 below. Alternatively, subject to the Disputes provision of Section 7.8 below, DHL may deduct the Monthly Disincentive Credit from any payments to be made to ABX pursuant to this Agreement upon the receipt of ABX’s credit memo.
Section 7.5    Reimbursable Expenses. ABX shall provide to DHL no more frequently than once per week, one or more invoices, along with reasonable supporting documentation, including any underlying invoices, for the expenses actually incurred by ABX in relation to the items set forth in Exhibit L. DHL shall not be obligated to reimburse ABX for items or services not set forth in Exhibit L, except to the extent otherwise expressly provided herein. Subject to the Disputes provision in Section 7.8 below, DHL shall pay ABX in reimbursement for such expenses within ten (10) Business Days of receipt of ABX’s invoice, in accordance with Section 7.6 below.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 7.6    Payment to ABX by Wire Transfer.     DHL shall make all payments to ABX under this Agreement in the lawful currency of the U.S. by unconditional wire transfer of immediately available funds to the following account, or to such other account as may be designated by ABX to DHL in writing from time to time:
Account Name: ABX Air, Inc.
Financial Institution: Chase Bank NA
Address: Dayton, Ohio
ABA Number: 021000021
Account Number: 632578605
Section 7.7    No Setoff; Interest.    Except to the extent expressly provided in Sections 6.5(d), 7.2, 7.3 and 7.4, DHL shall have no right of offset or deduction for amounts owing or claimed to be owing to DHL. Further, any payment or credit not made when due will bear interest at a rate per annum equal to [*] from the date which is two (2) Business Days after the due date of the past due payment until ABX or DHL receives the applicable payment or credit, as applicable.
Section 7.8    Disputes. In the event that any invoice, payment, credit or other amount is reasonably disputed, the disputing Party shall notify the other Parties of such dispute on or before the date that such invoice, payment or credit is due to be paid or issued (the “Notification Date”). The notification of a dispute shall not relieve the disputing Party of its obligations with respect to any non-disputed amounts. As soon as possible after receipt of notification of a dispute, the Parties shall convene their responsible managers in order to resolve such dispute in good faith and through the application of reasonable commercial efforts. In the event that the responsible managers are unable to resolve such dispute within fifteen (15) days after the Notification Date, then such dispute shall be escalated to the CEOs of ABX and DHL, respectively, for resolution. In the event that the CEOs of ABX and DHL are unable to resolve the dispute within thirty (30) days after the Notification Date, then the Parties may pursue their respective rights in accordance with Article XVI.
Section 7.9    Taxes. ABX shall be liable for, and agrees to pay, all taxes associated with this Agreement that are properly imposed upon ABX, including all taxes imposed upon the income or gross receipts of ABX, and any other taxes that are properly imposed upon ABX. CAM shall be liable for, and agrees to pay, all taxes associated with this Agreement that are properly imposed upon CAM, including all taxes imposed upon the income or gross receipts of CAM, and any other taxes that are properly imposed upon CAM. DHL shall be liable for, and agrees to pay, all taxes associated with this Agreement that are properly imposed upon DHL, including sales/use taxes, excise taxes, value added taxes, transfer taxes or any other similar taxes that are imposed upon DHL. In the event that either ABX, CAM or DHL fails to pay the taxes specified above and such tax is levied upon, assessed against, collected from or otherwise imposed upon the other Parties, the Party responsible for such taxes shall immediately indemnify, defend and hold the others harmless from and against all such indemnified taxes, including any interest or penalties associated with such taxes.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ARTICLE VIII
CARGO AND HAZARDOUS MATERIALS

Section 8.1    DHL Employees as Agents of ABX. Notwithstanding Section 11.6, DHL and its employees, agents and contractors shall be authorized to act as agents of ABX in connection with the issuance of airbills and other transportation documents, in the acceptance of materials and goods from shippers and in determining their suitability for air transportation and any other matters reasonably related thereto. In such capacity, DHL and its employees, agents and contractors shall be governed by and shall act in compliance with ABX’s FAA or TSA-approved security program, its policies and programs for the acceptance or rejection of hazardous materials or dangerous goods, its policies and procedures for DOT, FAA, and TSA compliance, in compliance with all Legal Requirements applicable to the provision of air transportation, including import/export laws, customs laws, and other commercial laws restricting or allowing such transportation, and in compliance with the GOM. DHL and its employees, agents and contractors shall be authorized to act as an agent for ABX in determining whether to cause any materials or goods to be transported by ABX or to cause such materials or goods to be transported by any other U.S. air carrier or foreign carrier on an interline or any other basis. Such authorization shall include the power to complete and deliver interline manifests, airbills or other required transportation documents. In such capacity, DHL employees, agents and contractors will meet or exceed the Legal Requirements applicable to ABX in regard to employee training and qualifications for weight and balance, hazardous material recognition, alcohol and drug testing, employee background checks and similar matters, in accordance with regulatory requirements for employees in safety sensitive positions. DHL shall indemnify and hold harmless the ABX Indemnified Parties, as defined herein, from any and all loss, damage or liability arising from, out of or related to, the actions or omissions of the DHL employees, agents and contractors under this Section 8.1 except to the extent caused by or attributable to the gross negligence or willful misconduct of an ABX Indemnified Party.
Section 8.2    Procedures Under GOM. ABX shall be entitled to audit employees, agents and contractors of DHL in the performance of the loading (including with respect to hazardous materials), weight and balance calculations, ramp operations and fueling operations required by the FAA to be performed hereunder. DHL’s employees, agents and contractors shall not become the employees of ABX as a consequence thereof, but shall be acting as agents for ABX when performing such loading, weight and balance, ramp operations and fueling operations or calculations. Any employees, agents or contractors not qualified or capable of performing such work shall be identified to DHL by ABX, and if requested to do so by ABX, such employees, agents or contractors shall be promptly removed from doing such work.
Section 8.3    Transportation of Hazardous Materials. DHL shall have the right to tender for transport on the Aircraft, cargo of a dangerous, hazardous or offensive nature provided that (i) such cargo is properly identified, packed, marked, labeled and placarded in accordance with applicable IATA and ICAO/FAA dangerous goods and hazardous materials regulations and is accompanied by a duly signed “shipper declaration of dangerous goods,” and (ii) such transportation is in compliance with the GOM and Legal Requirements and (iii) ABX is authorized to carry such cargo.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 8.4    Registration; Qualification. ABX shall at all times during the Term of this Agreement cause itself to be registered with the FAA and otherwise ensure that it is properly qualified to transport cargo of a dangerous, hazardous or offensive nature on a current up-to-date basis to the same extent that it is so registered and qualified as of the Effective Date.
Section 8.5    Hazardous Cargo. ABX may reasonably refuse to operate an Aircraft loaded with any cargo that cannot be transported in accordance with applicable dangerous goods and hazardous materials regulations; or any cargo which reasonably would endanger the safety of the flight; or any cargo which is not reasonably loaded within the cubic capacity of the Aircraft; or any cargo which exceeds the operational weight limitation of the Aircraft.
Section 8.6    Aircraft Payload; Limitations. The maximum cargo payload for each flight of each Aircraft will be in accordance with applicable FAA-approved aircraft limits. The actual cargo payload capable of being carried on any Aircraft shall be limited to either the weight or volume depending on which is exhausted first. Payload weight or volume limits are approximate only and are not guaranteed. Operating conditions or applicable FAA requirements may result in an increase or decrease in payload weight or volume limit.
ARTICLE IX
SPARE AIRCRAFT; SUBSTITUTE AIRCRAFT
Section 9.1    Spare Aircraft. ABX shall make commercially reasonable efforts to provide and operate one or more Spare Aircraft, as necessary, on all or part of an Aircraft/route line pursuant to the Flight Schedule in substitution for an Aircraft when such Aircraft is unavailable to perform the Services pursuant to the Flight Schedule due to an Airline Controllable Delay. In the event that ABX is unable to provide a Spare Aircraft in accordance with this Section, then any missed route or delay that could reasonably have been avoided by ABX’s deployment of such Spare Aircraft shall be included in the determination of ABX’s Arrival Performance and the applicability of any Delay Credits.
In addition, ABX shall, subject to availability as determined by ABX in its discretion, make one or more Spare Aircraft available to DHL in order: (i) to perform flights not part of the Flight Schedule at DHL’s reasonable request and upon the provision of reasonable notice; or (ii) to substitute for an Aircraft that is unavailable due to a reason that is not attributable to an Airline Controllable Delay. In each such case: (i) DHL shall compensate ABX at the rate of $[*] per round trip, or portion thereof, for the use of such Spare Aircraft; and (ii) to the extent that such Spare Aircraft is unavailable to substitute for an Aircraft that is unavailable due to an Airline Controllable Delay, then the unavailability of such Spare Aircraft shall not count against ABX in the calculation of ABX’s Arrival Performance for the relevant period and ABX shall not incur a Delay Credit arising from such Airline Controllable Delay. Except for the fee provided in this Section, ABX’s performance of the Services utilizing a Spare Aircraft in accordance with this Section shall otherwise be subject to the terms and conditions of this Agreement, including with respect to the determination of the Monthly Variable Charge.
Section 9.2    Substitute Aircraft. ABX, at its sole cost and expense and in its sole discretion, may from time to time arrange for an Affiliate of ABX which is a Part 121 air carrier to operate all

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

or part of an Aircraft/route line pursuant to the Flight Schedule in substitution for ABX, provided that: (a) DHL approves in writing and in advance such substitution, which approval shall not be unreasonably withheld, conditioned or delayed; and (b) ABX causes the Affiliate to operate one or more aircraft on that Aircraft/route line having the aggregate capacity and other aircraft performance characteristics reasonably necessary to handle DHL’s payload and Flight Schedule and timing requirements on such route. In such event, the substitute air carrier’s performance on a route will be utilized in determining ABX’s Arrival Performance and the applicability of any Delay Credits, as though ABX had operated such route.
Section 9.3    Spare Engines. CAM shall make commercially reasonable efforts to make one or more General Electric CF6-80A engines that it owns available to DHL, and other airlines performing services for DHL, from time to time on a short-term basis for use in support of DHL’s network. The use of such engines shall be subject to reasonable and customary lease terms, provided that the rent for the first such engine shall be limited to an engine block hour rate that is equal to 50% of the Variable Block Hour Rate then in effect under this Agreement.
ARTICLE X
OPERATIONS CONTROL REPORTING PROCEDURES

Section 10.1    Reporting Procedures. ABX agrees to adhere to the following reporting procedures, pursuant to which DHL and ABX shall each designate one or more authorized representatives from time to time, as provided below:
(a)    Once daily at a time reasonably specified by DHL, ABX will fax or e-mail to DHL’s authorized representative, a report (an “Aircraft Status Report”), the form of which will be mutually agreed upon between DHL and ABX, which indicates the status of each Aircraft then in service under this Agreement.
(b)    Should any material changes to an Aircraft’s status occur, ABX will, within a reasonable period of time, communicate by telephone, e-mail, or fax the current status of that Aircraft to DHL’s authorized representative.
(c)    Any flight interruptions, diversions, weather holds, ATC delays or other factors that impact a scheduled flight will be promptly communicated by ABX to DHL’s authorized representative. ABX will discuss options and a plan of action with DHL’s authorized representative to return the flight to the published schedule.
(d)    Any Temporary Schedule Changes to the Flight Schedule for any day will be sent by DHL via fax or e-mail to ABX’s authorized representative with a time and date of requested change. ABX agrees to respond as soon as reasonably practicable confirming the requested change or documenting the reason the change cannot be accommodated.
(e)    All aircraft departure, arrival and estimated time of arrival messages will be sent via fax or e-mail to ABX’s authorized representative and should include a delay reason if the flight does not operate within the published schedule times.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(f)    Each day, ABX will submit to DHL by fax or e-mail a report (a “Daily Flight Summary Report”) of the prior day’s flight activity, the form of which will be mutually agreed upon between DHL and ABX and which will include any Supplemental Flying or CRAF Services.
(g)    DHL and ABX will reasonably coordinate with each other in tracking the Arrival Performance and the applicability of any Delay Credits.
ARTICLE XI
CONTROL, DIRECTION AND OPERATING AUTHORITY

Section 11.1    Carrier Authority. ABX, pursuant to its statutory and regulatory obligations as the certificate holder, shall have complete and exclusive responsibility for the operation, maintenance and safety of the Aircraft, and for compliance with all applicable Legal Requirements of any Governmental Authority having jurisdiction over the operation, maintenance and safety of the Aircraft and the Services to be provided hereunder, including the Legal Requirements of the FAA and the DOT. Notwithstanding any other provision herein or in any other agreement between ABX and DHL providing for any other allocation of responsibility or for the payment of any costs or expenses incurred by any Person in conjunction with the Services, any such provision is not intended to derogate in any way from ABX’s sole responsibility for the operation, maintenance and safety of the Aircraft and for compliance with all applicable Legal Requirements.
Section 11.2    Flight Crew Control. The captain of the Flight Crew for each flight of an Aircraft shall be responsible for the technical operation of the Aircraft and safe performance of the flight and shall retain full authority, control and possession of the Aircraft. In particular, the captain of the Aircraft shall for the purpose of safe performance of the flight have reasonable discretion in all matters concerning the preparation of the Aircraft for the flight, the load carried and its distribution, insofar as such matters affect the safety of the Aircraft, the decision whether or not a flight shall be undertaken, and all other matters relating to the technical operation of the Aircraft. The operation of the Aircraft shall be carried out in accordance with the standards and practices of ABX as set out in its Flight Operations Manual and other operating manuals as approved by the FAA.
Section 11.3    Authorizations. The performance of each flight provided for herein shall be subject to the timely issuance of such approvals, clearances, permits and operating authorities as may be required by any Governmental Authority for the operation of such flight, including, landing, transit and overflight, as may be necessary or advisable.

Section 11.4    Access to Locations. DHL shall provide access to and use of certain space or locations at facilities leased or licensed by DHL at the airports to be served under this Agreement in order to enable, under appropriate FAA or TSA security requirements, ABX, its Affiliates or the respective employees, agents or subcontractors thereof, as may be required to perform the Services, (i) to deliver materials and goods to the Aircraft and to retrieve such materials and goods from the Aircraft, (ii) to provide the operational support for the Aircraft that is contemplated hereunder, (iii) to store Aircraft, spare parts and materials, mechanic's equipment and provide work space, and (iv) to interact with DHL. At any airport where ABX provides the Services, ABX and DHL shall use

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

their respective commercially reasonable efforts to obtain all credentials and make all arrangements with the airport as shall be required to allow ABX and DHL employees to have access to the airport operations areas of such airports in accordance with the security plans or arrangements in place at such airports pursuant to the Legal Requirements issued by the FAA, DOT and TSA. Employees of each of ABX and DHL shall act in accordance with the requirements of ABX’s FAA and TSA-approved security plan or the plans and arrangements in effect at any airport receiving Services hereunder, including the maintenance of known shipper lists, the screening of materials or goods placed aboard any aircraft, including the Aircraft hereunder, and the restrictions on access to any airport areas where security limitations are imposed.

Section 11.5    Operating Requirements. Neither ABX nor DHL shall use or operate any Aircraft, or permit any Aircraft to be used or operated, in violation of any Legal Requirement, or contrary to any condition of any insurance policy, airworthiness certificate, license, registration or regulation relating to such Aircraft. ABX shall be responsible for and shall defend, indemnify and hold harmless the DHL Indemnified Parties, as defined herein, from and against all penalties, fines or other expenses imposed by the FAA or any other Governmental Authority due to violations of any laws, rules or regulations by ABX, except to the extent the same results from the acts or omissions of a DHL Indemnified Party. DHL shall be responsible for and shall defend, indemnify and hold harmless the ABX Indemnified Parties, as defined herein, from and against all penalties, fines or other expenses imposed by the FAA or any other Governmental Authority due to violations of any laws, rules or regulations by DHL, except to the extent the same results from the acts or omissions of an ABX Indemnified Party.

Section 11.6    Independent Contractors. ABX and DHL are independent contractors and, without waiving any rights or remedies hereunder in favor of either, each shall not in any manner supervise, direct or control the other’s performance under this Agreement. ABX shall not in any manner supervise, direct or control any of the DHL employees or DHL’s performance under this Agreement. DHL shall not in any manner supervise, direct or control any of ABX’s employees or ABX’s performance under this Agreement. The employees of ABX engaged in performing the Services hereunder shall be considered employees of ABX for all purposes and under no circumstances shall be deemed employees of DHL. Employees of DHL and its customers and contractors shall be considered employees of DHL or its customers or contractors, as the case may be, for all purposes and under no circumstances shall be deemed employees of ABX. Nothing in this Agreement shall be construed as giving one Party to this Agreement control over the managerial, financial, administrative or personnel practices, policies or procedures of the other Party. ABX and DHL each shall have full and exclusive liability for the payment of workers’ compensation and employer’s liability insurance premiums with respect to their respective employees and for the payment of all compensation, taxes, contributions and other payments for unemployment compensation or annuities now or hereinafter imposed upon employers by the U.S. or by any state or local authority with respect to such employees.

ARTICLE XII
REPRESENTATIONS, WARRANTIES AND COVENANTS

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 12.1    Representations, Warranties and Covenants of ABX. ABX hereby represents, warrants and covenants to DHL as follows:

(a)    ABX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)    ABX has the corporate power to execute and deliver this Agreement;

(c)    The making, execution and performance of this Agreement by ABX (i) has been duly authorized by all necessary corporate action, and (ii) except to the extent resulting from actions taken by DHL or its Affiliates, does not and will not, with or without the passage of time or the giving of notice, violate, breach or contravene any provision of or constitute a default under (A) any material provision of any applicable Legal Requirement, (B) the certificate of incorporation or bylaws of ABX, (C) any material license or permit under which ABX conducts its business, or any insurance required hereunder, or (D) any material contract, indenture, agreement or other instrument binding on ABX or its Affiliates;

(d)    This Agreement constitutes a legally valid and binding agreement of ABX, enforceable against ABX in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and remedies and general principles of equity;

(e)    ABX has at the Effective Time, and shall maintain during the Term, the requisite authority from the FAA, the DOT and each other applicable Governmental Authority to provide the Services; ABX is at the Effective Time, and shall perform the Services during the Term, in compliance in all material respects with all Legal Requirements;
(f)    ABX shall operate, maintain, service and repair, or cause to be operated, maintained, serviced and repaired, the Aircraft, including spare engines and spare parts, in all material respects in accordance with all Legal Requirements, including ABX’s FAA-approved maintenance program, the Aircraft Lease Agreements and the terms hereof;
(g)    ABX shall (i) be solely responsible for the operational control of the Aircraft, (ii) operate the Aircraft, in all material respects, in a safe, skilled and competent manner and in accordance with all applicable Legal Requirements, including those of the FAA, the DOT, the TSA and the airports served, and (iii) provide qualified Flight Crews for each flight in accordance with such Legal Requirements;
(h)    DHL has no relationship with the collective bargaining representative for the Flight Crews and undertakes no obligations whatsoever to the collective bargaining representative for the Flight Crews under any agreement or under any collective bargaining agreement to which ABX or its Affiliate is a party; and

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(i)    ABX shall notify DHL in writing as promptly as practicable of the existence of any strike, lockout, job action, industrial disturbance, service disruption or other labor dispute that could reasonably be expected to impair ABX’s ability to perform the Services hereunder.

Section 12.2    Representations, Warranties and Covenants of DHL. DHL hereby represents, warrants and covenants to ABX as follows:

(a)    DHL is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio;

(b)    DHL has the corporate power to execute and deliver this Agreement;

(c)    The making, execution and performance of this Agreement by DHL (i) has been duly authorized by all necessary corporate action, and (ii) except to the extent resulting from actions taken by ABX or its Affiliates, does not and will not, with or without the passage of time or the giving of notice, violate, breach or contravene any provision of or constitute a default under (A) any material provision of any applicable Legal Requirement, (B) the certificate of incorporation or bylaws of DHL, (C) any material license or permit under which DHL conducts its business, or any insurance required hereunder, or (D) any material contract, indenture, agreement or other instrument binding on DHL or its Affiliates;

(d)    This Agreement constitutes a legally valid and binding agreement of DHL, enforceable against DHL in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and remedies and general principles of equity;
(e)    DHL and its employees shall comply in all material respects with all Legal Requirements and the GOM in connection with its performance hereunder; and
(f)    DHL shall notify ABX in writing as promptly as practicable of the existence of any strike, lockout, job action, industrial disturbance, service disruption or other labor dispute that could reasonably be expected to impair ABX’s ability to perform the Services hereunder.

ARTICLE XIII
INSURANCE

Section 13.1    Insurance. Each Party hereto will at all times during the Term, cause to be carried and maintained at its sole cost and expense the applicable insurance coverage, in an amount not less than the amount stated, and containing the provisions, terms and conditions, all as set forth below.

(a)    Hull and Liability Insurance.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(i)    ABX will be responsible for and cause to be maintained, at its sole cost and expense, “all risk” hull insurance (including war risk hull and terrorism insurance) for the Aircraft covered by this Agreement, with a waiver of subrogation in favor of DHL.

(ii)    ABX will be responsible for and cause to be maintained, at its sole cost and expense, aircraft liability insurance, including war risk insurance, for bodily injury, including death and property damage to third parties, passengers (including couriers), and including products and completed operations and contractual liability, in the amount of not less than $1,000,000,000 per occurrence combined single limit. In addition, ABX will be responsible for and cause to be maintained personal injury liability insurance in an amount of not less than $25,000,000 per occurrence. All coverage will name DHL as an additional insured, and will provide that any modification, alteration and/or change which is material and adverse to DHL, or any cancellation or non-renewal by ABX or its insurer shall only be effective as to DHL upon receipt by DHL of thirty (30) days prior written notice or otherwise to the extent of the prevailing notice period then provided by the applicable insurance markets.

(b)    Workers’ Compensation Insurance and Employer’s Liability Insurance.

(i)    ABX and DHL each agree to cause to be obtained and maintained, with respect to each Party’s own employees, and at each Party’s sole cost and expense, statutory Workers’ Compensation Insurance covering the jurisdictions in which it operates. Each Party’s insurance policy will contain the appropriate all states endorsement as well as all foreign coverage endorsements.

(ii)    Each of ABX and DHL agree to cause to be obtained and maintained, for its own account and interest, at its sole cost and expense, employer’s liability coverage in an amount not less than $1,000,000, including bodily injury by accident ($1,000,000 per accident), bodily injury by disease ($1,000,000 policy limit), and bodily injury by disease ($1,000,000 each employee).

(c)     Commercial General Liability Insurance/Products Liability Insurance. ABX, at its sole cost and expense, shall cause to be obtained and maintained aviation liability insurance, including commercial general liability insurance, including contractual liability, product liability and completed operations and premises liability insurance, in form and substance reasonably satisfactory to DHL, which, without limitation, shall specifically insure the indemnity of ABX in Section 14.1(a) hereof subject to the terms and conditions of such policy, and including products liability insurance (including completed operations) with respect to any maintenance, modifications or repairs performed on the Aircraft by ABX, its Affiliates or any of its subcontractors, in an amount not less than $1,000,000,000, naming DHL as an additional insured thereunder and to remain in effect for at least two (2) years after the termination of this Agreement.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(d)    Insurance Certificates.

(i)    At the time of the execution of this Agreement, and again prior to the expiration or renewal of any policy of insurance during the Term, ABX and DHL shall exchange certificates of insurance evidencing the insurance required to be carried by ABX and DHL under this Agreement.

(ii)    Any modification, alteration and/or change to such insurance which is material and adverse to DHL or to ABX, or cancellation of such insurance, shall only be effective as to DHL or ABX upon receipt by DHL or ABX of thirty (30) days’ prior written notice, or otherwise to the extent of the prevailing notice periods then provided by the applicable insurance markets.

(e)     Right to Insure. In the event that either Party fails to maintain the insurance required to be obtained and maintained by it pursuant to this Section and/or to provide appropriate evidence of same, the other Party may, with reasonable advance written notice to the Party that is failing to maintain and/or provide appropriate evidence of such insurance, at its option but without any obligation, provide such insurance, where permissible by law, as to itself alone and not the failing Party, and if it so elects, which it may do in its absolute discretion. The cost of providing such substitute insurance shall be payable on demand to the Party purchasing such insurance, together with interest thereon at a rate per annum equal [*] from and including the date of demand to any excluding the date paid.

(f)    Cargo Insurance. ABX shall cause to be obtained and maintained cargo insurance in the amount of not less than $10,000,000 per occurrence, and will be liable for loss, damage, delay or destruction of goods arising out of or in any manner connected with (i) the negligence or willful misconduct of ABX, or any entities controlled by or under common control with ABX or any of their subcontractors, officers, directors, agents, servants or employees in connection with the provision of Services hereunder, or (ii) its care, custody, or control of such goods, in each case in an amount equal to the contractual requirements DHL has assumed under contract with each of its customers which may be in excess of its standard trading terms; provided, however, that ABX shall not be liable to any party under this Section for any loss, damage or destruction of goods in excess of the limits of the cargo insurance ABX is required to maintain under this Section.

(g)    ABX may, in its discretion, procure the insurance described in Sections 13.1(a), (c) and (f) through the DHL aircraft cargo pool and related brokerage services in a manner consistent with past practice, except as otherwise agreed between DHL and ABX.

Section 13.2     Notification of Default. ABX or DHL as applicable shall notify the other of the occurrence of any event of default or the existence of any circumstances which, with notice or the passage of time, or both, would become an event of default under any insurance policy maintained pursuant to this Agreement promptly after ABX or DHL has knowledge thereof.

ARTICLE XIV
INDEMNIFICATION

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 14.1    Indemnification by ABX.

(a)    In addition to any other ABX indemnification obligations set forth herein, and to the fullest extent permitted by law, and subject to the limitations contained in Section 16.4, ABX agrees to defend, indemnify and hold harmless DHL, its parent, subsidiaries, Affiliates, and each of their respective officers, directors, shareholders, employees, agents, servants and contractors (the “DHL Indemnified Parties”) from and against any and all liabilities, claims, demands, suits, judgments, damages and losses, including costs and expenses (including reasonable attorneys’ fees and disbursements) (collectively, “Losses”), caused by arising out of or in connection with:

(i)     the death of or injury to any person whomsoever, including employees of the ABX Indemnified Parties or the DHL Indemnified Parties, loss of, damage to, delay or destruction of any goods or property whatsoever, including cargo, the Aircraft and any property of the DHL Indemnified Parties or the ABX Indemnified Parties or third parties, in any case caused by, arising out of or in connection with ABX’s performance of the Services hereunder or its possession, use, operation or maintenance of the Aircraft, including any equipment, machinery, spare engines and spare parts utilized to provide such Services;

(ii)    any misrepresentation or breach of any representation, warranty or covenant of ABX in this Agreement and its Exhibits or of ATSG in the ATSG Guaranty; or

(iii)    any theft, embezzlement, forgery, fraud or other criminal act of ABX, its Affiliates or any of their respective employees.

Notwithstanding the foregoing, ABX’s indemnification obligations in clause (i) above, shall not extend to (a) Losses to the extent caused by the gross negligence or willful misconduct of one or more DHL Indemnified Parties; or (ii) Losses arising out of or in any manner connected with the cargo and mail handling activities described in Section 5.2(d), unless attributable to the gross negligence or willful misconduct of one or more ABX Indemnified Parties (as defined below).

(b)    DHL shall promptly notify ABX of any claim as to which indemnification is sought from ABX or any of its insurers. Subject to the rights of insurers under policies of insurance maintained pursuant to this Agreement, ABX shall have the right to investigate and the right to defend or compromise any claim for which indemnification is sought under Section 14.1(a) above, and DHL shall cooperate and cause each of the other DHL Indemnified Parties to cooperate, with all reasonable requests of ABX or its insurers in connection therewith. Where ABX or the insurers under a policy of insurance maintained by or on behalf of ABX undertake a defense with respect to a claim and provide reasonable notice thereof, no subsequently incurred legal fees or expenses of any DHL Indemnified Party in connection with the defense of such claim shall be indemnified hereunder unless such fees or expenses were incurred expressly at the request or with the permission of ABX. Subject to the requirements of any policy of insurance, DHL or any of the other DHL Indemnified Parties may participate at its own expense in any judicial proceeding controlled by ABX or its insurers pursuant to the preceding provisions; provided, that such party’s participation does not unreasonably interfere with such proceeding or ABX’s control thereof. Notwithstanding

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

the above, DHL shall have the right to waive its right to indemnity and investigate and defend any claim at its own expense.

Section 14.2    Indemnification by DHL.

(a)    In addition to any other DHL indemnification obligations set forth herein, and to the fullest extent permitted by law, and subject to the limitations contained in Section 16.4, DHL agrees to defend, indemnify and hold harmless ABX, its parent, subsidiaries, Affiliates, and each of their respective officers, directors, shareholders, employees, agents, servants and subcontractors (the “ABX Indemnified Parties”) from and against any and all Losses arising out of the death of or injury to any person whomsoever, including employees of the ABX Indemnified Parties or the DHL Indemnified Parties, or arising out of loss of, damage to, delay or destruction of any property whatsoever, including cargo, the Aircraft and any property of the DHL Indemnified Parties or the ABX Indemnified Parties or third parties, caused by, arising out of or in connection with:

(i)    the gross negligence or willful misconduct of a DHL Indemnified Party;

(ii)    the cargo and mail handling activities described in Section 5.2(d);

(iii)    any misrepresentation or breach of any representation, warranty or covenant of DHL in this Agreement and its Exhibits or of Deutsche Post in the DP Guaranty; or

(iv)    any theft, embezzlement, forgery, fraud or other criminal act of DHL, its Affiliates or any of their respective employees.

Notwithstanding the foregoing, DHL’s indemnification obligations herein shall not extend to Losses to the extent caused by the gross negligence or willful misconduct of one or more ABX Indemnified Parties.

(b)    ABX shall promptly notify DHL of any claim as to which indemnification is sought from DHL or any of its insurers. Subject to the rights of insurers under policies of insurance maintained pursuant to this Agreement, DHL shall have the right to investigate and the right to defend or compromise any claim for which indemnification is sought under Section 14.2(a) above, and ABX shall cooperate and cause each of the other ABX Indemnified Parties to cooperate, with all reasonable requests of DHL or its insurers in connection therewith. Where DHL or the insurers under a policy of insurance maintained by or on behalf of DHL undertake a defense with respect to a claim and provide reasonable notice thereof, no subsequently incurred legal fees or expenses of any ABX Indemnified Party in connection with the defense of such claim shall be indemnified hereunder unless such fees or expenses were incurred expressly at the request or with the permission of DHL. Subject to the requirements of any policy of insurance, ABX or any of the other ABX Indemnified Parties may participate at its own expense in any judicial proceeding controlled by DHL or its insurers pursuant to the preceding provisions; provided, that such party’s participation does not unreasonably interfere with such proceeding or DHL’s control thereof. Notwithstanding the above, ABX shall have the right to waive its right to indemnity and investigate and defend any claim at its own expense.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 14.3    Survival. All indemnity obligations accrued or incurred by ABX or DHL during the Term shall survive the expiration or termination of this Agreement.

Section 14.4    Cooperation.    In the case of any claim indemnified hereunder, the indemnified party agrees to cooperate with the indemnifying party and its insurers as any of them may reasonably request in the exercise of their rights to investigate, defend or compromise any such claim or as may be required to retain the benefits of such insurance with respect to any such claim.

Section 14.5    Subrogation. The indemnifying party shall be subrogated to the rights and remedies of the indemnified party on whose behalf any such claim was paid or for which indemnification is otherwise sought with respect to the condition or event giving rise to such claim. Should the indemnified party receive any refund, in whole or in part, with respect to any claim paid by the indemnifying party or its insurers hereunder, the indemnified party shall promptly pay the amount refunded over to indemnifying party after all other valid financial obligations directly related to the indemnity at issue are discharged.

ARTICLE XV
FORCE MAJEURE

Section 15.1     Suspension of Obligations. Except as specifically provided in this Article XV, if a Party hereto is rendered unable in whole or in part by Force Majeure to carry out its obligations under this Agreement, it is agreed that the obligations of each Party, other than, in the case of DHL, preexisting payment obligations then due and owing and obligations for Services which have been performed by ABX under this Agreement but which have not yet been billed, shall be suspended during the continuance of any inability so caused, provided that good faith endeavors by the Party giving such notice are made to remedy such cause with all reasonable dispatch. Each Party will give written notice of such Force Majeure to the other Parties as soon as possible after the occurrence of the event constituting Force Majeure.

Section 15.2    Substitute Performance. If a condition of Force Majeure arises that affects ABX’s ability to provide all or part of the Services required hereunder, DHL shall have the right, but not the obligation, to perform or arrange for another party or parties to perform such Services until such time as such Force Majeure can be cured and for a reasonable period thereafter and, except as otherwise provided for herein, ABX shall be reinstated as soon as is reasonable under the circumstances.

Section 15.3    Cancellation. In the event that DHL requests the cancellation of one or more flights as set forth in the Flight Schedule due to its inability to supply cargo for such flights, but ABX remains capable of providing the Services required hereunder, then DHL shall continue to pay ABX the Monthly Fixed Charge during the continuance of such inability.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ARTICLE XVI
EVENTS OF DEFAULT

Section 16.1    ABX Events of Default. The occurrence of any of the following events or conditions shall constitute an event of default by ABX hereunder (each an “Event of Default” and collectively, the “ABX Events of Default”):
(a)    ABX’s failure to maintain an Arrival Performance of at least [*] ([*]%) in either (i) each of any two consecutive months or (ii) each of any three months (whether or not consecutive) within any trailing twelve month period;
(b)    The material breach of any representation or warranty of ABX hereunder;
(c)    The dissolution, liquidation, cessation of business or termination of existence of ABX or ATSG;
(d)    The insolvency or bankruptcy of ATSG or ABX or the appointment of a trustee or receiver for ATSG or ABX or for a substantial part of its business, or the admission in writing by ATSG or ABX of its inability to pay its debts as they may mature;
(e)    The institution by or against ABX or ATSG of bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings for relief under any bankruptcy or similar federal, state or local law for the relief of debtors, provided that, if such proceeding is instituted against ATSG or ABX and is not consented to by ATSG or ABX, it is not dismissed or stayed within sixty (60) days after such institution;
(f)    Any material breach or failure of ABX to observe or perform any term, condition, covenant or agreement required to be observed or performed by it hereunder;
(g)    The violation of any Legal Requirement or the suspension or revocation of any license, certificate or permit necessary to conduct all or any portion of ABX’s obligations hereunder which prevents ABX from performing in any material respect its obligations hereunder, unless such violation, suspension or revocation occurred as a result of actions or omissions of DHL; and
(h)    ABX’s failure to materially comply with the insurance requirements provided under Article XIII hereof.
Section 16.2    DHL Events of Default. The occurrence of any of the following events or conditions shall constitute an event of default of DHL hereunder (each an “Event of Default” and, collectively, the “DHL Events of Default”):

(a)    The failure of DHL to pay when due the compensation in accordance with Articles VI and VII and Exhibit I or any other amounts which may be payable by DHL hereunder;

(b)    The material breach of any representation or warranty of DHL hereunder;

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c)    The dissolution, liquidation, cessation of business or termination of the existence of DHL;
(d)    The insolvency or bankruptcy of DHL or the appointment of a trustee or receiver for DHL or for a substantial part of its business, or the admission in writing of DHL of its inability to pay its debts as they mature;
(e)    The institution by or against DHL of bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or any other proceedings for relief under any bankruptcy or similar federal, state or local law for the relief of debtors, provided that, if such proceeding is instituted against DHL and is not consented to by DHL, it is not dismissed or stayed within sixty (60) days after such institution;
(f)    Any material breach or failure of DHL to observe or perform any term, condition, covenant or agreement required to be observed or performed by it hereunder;
(g)    The violation of any Legal Requirement or the suspension or revocation of any license, certificate or permit necessary to conduct all or any portion of DHL’s obligation’s hereunder which prevents DHL from performing in any material respect its obligations hereunder, unless such violation, suspension or revocation occurred as a result of actions or omissions of ABX; and
(h)    DHL’s failure to materially comply with the insurance requirements provided under Article XIII hereof.
Section 16.3    Remedies Upon Event of Default.
(a)    Upon the occurrence and during the continuance of any Event of Default enumerated in Sections 16.1(c), (d) or (e) or in Sections 16.2(c), (d) or (e), the non-defaulting Party may elect to terminate this Agreement immediately in its entirety upon giving written notice of such Event of Default to the defaulting Party.
(b)    Upon the occurrence and during the continuance of any Event of Default enumerated in Sections 16.1(b), (f) or (g) or in Sections 16.2(b), (f) or (g), the non-defaulting Party may terminate this Agreement by giving notice of such Event of Default, and the Party receiving such notice shall have thirty (30) days from the date of receipt of such notice to cure such default. If the Event of Default has not been cured by midnight of the thirtieth (30th) day after receipt of such notice, this Agreement shall be deemed immediately terminated, unless such cure period has been extended in writing by the non-defaulting Party.
(c)    Upon the occurrence of an Event of Default enumerated in Section 16.1(a), DHL may terminate this Agreement in its discretion in the event that ABX fails to achieve an Arrival Performance of at least 96.5% for the sixty (60) day period following the date of the receipt by ABX of DHL’s notice of such default, provided that, if DHL, in its discretion, does not terminate this Agreement, then DHL’s right to terminate this Agreement arising from such default shall expire upon ABX again achieving an Arrival Performance of at least 96.5% for a period of three (3) consecutive months.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(d)    Upon the occurrence of any Event of Default enumerated in Section 16.2(a), ABX will give DHL notice thereof, and DHL will have five (5) Business Days from the date of receipt of such notice to cure such default. If the Event of Default has not been cured by midnight of the fifth (5th) Business Day after receipt of such notice, ABX may, without prejudice to any other remedy which it may have at law or in equity, immediately suspend all or any portion of its performance of the Services until DHL cures such default and/or terminate this Agreement in its entirety upon written notice to DHL.

(e)    Upon the occurrence and during the continuance of any Event of Default enumerated in Sections 16.1(h) or 16.2(h), the non-defaulting Party may, without prejudice to any other remedy which it may have at law or in equity, give notice of such default, and the Party receiving such notice shall have three (3) Business Days from the date of receipt of such notice to cure such default, failing which the Agreement shall be terminated immediately.
Section 16.4    Limitation of Damages. No Party shall be liable to the others for lost profits, reputational damage or incidental, special or consequential damages, except to the extent such damages are required to be paid to a non-Affiliated third party pursuant to the indemnity obligations set forth above in Article XIV.
ARTICLE XVII
MISCELLANEOUS

Section 17.1    Cooperation and Good Faith. Each Party shall reasonably cooperate with the other and act at all times in complete good faith in seeking to effectuate the terms of this Agreement. Each of the Parties, at its own expense (except as otherwise provided in this Agreement), shall use commercially reasonable efforts to take such other and further actions and execute and deliver such other and further documents as may be reasonably necessary to effectuate this Agreement.

Section 17.2    Time of the Essence. The Parties acknowledge and agree that time is of the essence with respect to the matters set forth in this Agreement.

Section 17.3    Applicable Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York (other than the laws of the State of New York relating to choice of law).

Section 17.4    Jurisdiction; Waiver of Jury Trial; Attorneys’ Fees.

(a)     ABX AND DHL AGREE THAT (i) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK, NEW YORK OR (ii) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO OR THE COMMON PLEAS COURT FOR THE STATE OF OHIO LOCATED IN CINCINNATI, OHIO SHALL HAVE CO-EXCLUSIVE JURISDICTION OVER ANY DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH SUBMITS ITSELF AND ITS PROPERTY TO THE CO-

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXCLUSIVE JURISDICTION OF THE FOREGOING COURTS WITH RESPECT TO SUCH DISPUTES.

(b)     EACH OF ABX AND DHL HEREBY (i) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE COURTS REFERRED TO IN THIS SECTION ON GROUNDS OF AN INCONVENIENT FORUM AND (ii) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION.

(c)     ABX AND DHL HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT, WHETHER SUCH ACTION IS BASED ON BREACH OF CONTRACT, TORT, OR ANY OTHER LEGAL OR EQUITABLE THEORY.

(d)    IF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, OR RELATING TO THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE IS COMMENCED BY EITHER DHL OR ABX, THE PREVAILING PARTY WILL BE ENTITLED TO REIMBURSEMENT BY THE OTHER PARTY OF ALL REASONABLE COSTS, ATTORNEYS’ AND PARALEGAL FEES, AND EXPENSES INCURRED IN CONNECTION WITH THE LITIGATION.

Section 17.5    Notices. All notices, demands, consents, approvals or other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given to a Party if delivered in person or sent by overnight delivery (providing proof of delivery) to the Party at the addresses set forth below on the date of delivery, or if by facsimile or electronic mail, upon confirmation of receipt.

(a)     If to DHL, to:

DHL Network Operations (USA), Inc.
1200 South Pine Island Road
Plantation, Florida 33324
Attention: Neil Ferguson, Executive Vice President
Email: Neil.Ferguson@dhl.com
Facsimile: (954) 626- 1640

With a copy to:

DHL Worldwide Express N.V./S.A.
DHL Express European HQ
De Kleetlaan 1, 1831 Diegem
Belgium
Attention: Global Aviation Legal Director
Fax: +32 2 718 1520

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Email: Aviation.LegalNotices@dhl.com

(b)     If to ABX or CAM, to:

ABX Air, Inc.
145 Hunter Drive
Wilmington, Ohio 45177
Attention: Joe Payne, Vice President, General Counsel & Secretary
Email: Joe.Payne@atsginc.com
Facsimile: (937) 382-2452

Section 17.6    Amendments; Waivers. Subject to applicable law, this Agreement may only be amended pursuant to a written agreement executed by both ABX and DHL, and no waiver of compliance with any provision or condition of this Agreement and no consent provided for in this Agreement shall be effective unless evidenced by a written instrument executed by the Party against whom such waiver or consent is to be effective. No waiver of any term or provision of this Agreement shall be construed as a further or continuing waiver of such term or provision or any other term or provision.

Section 17.7    Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. No Party to this Agreement may assign its rights or delegate its obligations under this Agreement to any other Person, without the express prior written consent of the other Parties, provided that DHL will not unreasonably withhold, condition or delay its consent in the event that ABX desires to merge with, or assign this Agreement to an Affiliate air carrier. For purposes of this Section, the sale or other transfer of (i) more than a cumulative aggregate of fifty percent (50%) of the voting shares of ATSG, ABX or CAM or (ii) all or substantially all of the assets, property or business of ATSG, ABX or CAM, to a major integrated international air express delivery company with annual revenues in excess of $5 billion, shall be considered an assignment by ABX or CAM, as applicable, for purposes of this Agreement.

Section 17.8    Execution in Counterparts. To facilitate execution, this Agreement may be executed in any number of counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original, but all of which together shall constitute one binding agreement on the Parties, notwithstanding that not all Parties are signatories to the same counterpart.

Section 17.9    Headings; Certain Construction Rules. The article and section headings contained in this Agreement are for reference purposes only and do not form a part of this Agreement and do not in any way modify, interpret or construe the intentions of the Parties. As used in this Agreement, unless otherwise provided to the contrary, (a) all references to days or months shall be deemed references to calendar days or months and (b) any reference to a “Section,” “Article”, “Exhibit” or “Appendix” shall be deemed to refer to a section or article of this Agreement or an exhibit or appendix to this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole (including Exhibits and Appendices) and not to any particular provision of this Agreement. Whenever the words

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

“include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

Section 17.10    Entire Agreement. This Agreement, including the Exhibits and Appendices hereto, constitutes the entire agreement among the Parties and supersedes any and all prior and contemporaneous agreements, memoranda (including the Memorandum of Understanding between ABX and DHL dated as of November 26, 2014), arrangements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by a Party which is not contained in this Agreement or the Exhibits and Appendices to this Agreement and no Party shall be bound by, or be liable for, any alleged representation, promise, inducement or statement of intention not contained herein or therein. All Exhibits to this Agreement, as well as all Appendices to such Exhibits, are expressly made a part of, and incorporated by reference into this Agreement.

Section 17.11    Severability. If any provision or any part of any provision of this Agreement is void or unenforceable for any reason whatsoever, then such provision shall be stricken and shall be of no further force or effect. However, unless such stricken provision goes to the essence of the consideration bargained for by a Party, the remaining provisions of this Agreement shall continue in full force and effect and, to the extent required, shall be modified to preserve their validity. Upon such determination that any term or other provision or any part of any provision is void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

Section 17.12    No Third-Party Rights. Nothing in this Agreement, whether express or implied, is intended to or shall confer any rights, benefits or remedies under or by reason of this Agreement on any Persons other than the Parties and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third Persons to any Party, nor shall any provisions give any third Persons any right of subrogation over or action against any Party.

Section 17.13    Expenses. Each of the Parties shall be responsible for all of their own costs incurred in connection with the negotiation and execution of this Agreement.
Section 17.14 Publicity. The Parties shall each make commercially reasonable efforts not to disclose publicly or describe its commercial relationship with the other Parties to any other Person, except as required by the provisions of any Legal Requirement for which it is obligated regarding its ordinary business operations, provided that each Party may describe its commercial relationship with the other Parties to its Affiliates, creditors and professional advisors, including accountants, auditors and legal counsel. ATSG has an obligation to file this Agreement with the U.S. Securities and Exchange Commission and the Parties shall cooperate in seeking confidential treatment of such portions hereof as may be agreed to by the Parties.

[Signatures appear on the following page]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their authorized representatives as of the day and year first written above.
DHL:                            ABX:

DHL NETWORK OPERATIONS (USA), INC.    ABX AIR, INC.

By: /s/ Neil Ferguson                    By: /s/ Joseph C. Hete

Name:     Neil Ferguson                    Name: Joseph C. Hete

Title:    EVP                        Title: CEO

Date: 1/14/15                        Date: 1/14/15

CAM:
CARGO AIRCRAFT MANAGEMENT, INC.

By: /s/ W. Joseph Payne
Name: W. Joseph Payne
Title: Vice President___
Date: 1/14/15        __

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT A

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

DEUTSCHE POST AG FORM OF GUARANTY AMENDMENT

[See Attachment]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AMENDMENT
to
GUARANTY
This Amendment to Guaranty (this “Amendment”) is entered into as of January 14, 2015, effective as of April 1, 2015 by Deutsche Post AG, a corporation formed under the laws of Germany (“Guarantor”), in favor of ABX Air, Inc., a Delaware corporation (or its assignee under the Amended and Restated Air Transportation Services Agreement, as defined below) (“ABX”).
RECITALS
WHEREAS, ABX and DHL Network Operations (USA), Inc. (“DHL”), entered into that certain Air Transportation Services Agreement, effective March 31, 2010 (the “ATSA”); and
WHEREAS, Guarantor guaranteed the obligations of DHL under the ATSA pursuant to and subject to the terms and conditions of that certain guaranty dated March 31, 2010 (the “Original Guaranty”); and
WHEREAS, ABX and DHL desire to amend the terms and conditions of the ATSA, and together with Cargo Aircraft Management, Inc., a Florida corporation (“CAM”), the lessor of certain aircraft to DHL, enter into an Amended and Restated Air Transportation Services Agreement, effective as of April 1, 2015 (the “Agreement”); and
WHEREAS, Guarantor owns (either directly or indirectly) all of the capital stock of DHL; and
WHEREAS, in consideration for ABX and CAM agreeing to enter into the Agreement, Guarantor desires to guarantee the performance of DHL’s payment obligations under the Agreement;
NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:
Section 1. Definitions. The definitions set forth in the above Recitals are hereby incorporated as if fully set forth in this Section 1.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 2. Amendment to Guaranty.
(a)    The third and final paragraph of Section 2 of the Original Guaranty is hereby deleted and replaced in its entirety with the following paragraph:
“Notwithstanding anything to the contrary herein, the aggregate maximum amount recoverable under this Guaranty is limited to [*] (US$[*]) for the period from April 1, 2015 to October 10, 2015, and thereafter dropping to [*] (US$[*]) for the period after October 10, 2015, plus expenses as set forth in Section 9 hereof.”
(b)    All references in the Original Guaranty to the term “Agreement” shall be construed to mean the Amended and Restated Air Transportation Services Agreement effective as of April 1, 2015, as referenced herein.
Section 3. Effect of Amendment. Except as amended or modified by this Amendment, the terms and conditions of the Original Guaranty shall remain in full force and effect. On and after the effective date of this Amendment, the terms and conditions of this Amendment shall be deemed to be integral parts of the Original Guaranty. In the event that the terms of this Amendment are inconsistent with the terms of the Original Guaranty, the terms of this Amendment shall prevail.
Section 4. Applicable Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.
Section 5. Section Headings. The section headings are inserted for convenience only and are not to be construed as part of this Amendment.
Section 6. Successor. This Amendment is binding upon any successor to Guarantor.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Guarantor has executed this Amendment by its duly authorized officer as of the date first above written.
DEUTSCHE POST AG
By:______________________________
Its: ______________________________

Title: ____________________________

DEUTSCHE POST AG
By:______________________________
Its: ______________________________

Title: ____________________________

ACCEPTED AND AGREED:
ABX AIR, INC.
By: _____________________________
Its: _____________________________
Title: ___________________________

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT B

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

AIR TRANSPORT SERVICES GROUP, INC. FORM OF GUARANTY AMENDMENT

[See Attachment]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AMENDMENT
to
GUARANTY
This Amendment to Guaranty (this “Amendment”) is entered into as of January 14, 2015, effective as of April 1, 2015 by Air Transport Services Group, Inc., a corporation formed under the laws of Delaware (“Guarantor”), in favor of DHL Network Operations (USA), Inc., an Ohio corporation (or its assignee under the Amended and Restated Air Transportation Services Agreement, as defined below) (“DHL”).
RECITALS
WHEREAS, ABX Air, Inc., a Delaware corporation (“ABX”) and DHL entered into that certain Air Transportation Services Agreement, effective March 31, 2010 (the “ATSA”); and
WHEREAS, Guarantor guaranteed the obligations of ABX under the ATSA pursuant to and subject to the terms and conditions of that certain guaranty dated March 31, 2010 (the “Original Guaranty”); and
WHEREAS, ABX and DHL desire to amend the terms and conditions of the ATSA, and together with Cargo Aircraft Management, Inc., a Florida corporation (“CAM”), the lessor of certain aircraft to DHL, enter into an Amended and Restated Air Transportation Services Agreement, effective as of April 1, 2015 (the “Agreement”); and
WHEREAS, Guarantor owns (either directly or indirectly) all of the capital stock of ABX and CAM; and
WHEREAS, in consideration for DHL agreeing to enter into the Agreement, Guarantor desires to guarantee the performance of ABX’s and CAM’s payment obligations under the Agreement;
NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:
Section 1. Definitions. The definitions set forth in the above Recitals are hereby incorporated as if fully set forth in this Section 1.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 2. Amendment to Guaranty.
(a)    All references in the Original Guaranty to ABX’s obligations shall be construed to mean the respective obligations of ABX and CAM under the Agreement.
(b)    All references in the Original Guaranty to the term “Agreement” shall be construed to mean the Amended and Restated Air Transportation Services Agreement effective as of April 1, 2015, as referenced herein.
Section 3. Effect of Amendment. Except as amended or modified by this Amendment, the terms and conditions of the Original Guaranty shall remain in full force and effect. On and after the effective date of this Amendment, the terms and conditions of this Amendment shall be deemed to be integral parts of the Original Guaranty. In the event that the terms of this Amendment are inconsistent with the terms of the Original Guaranty, the terms of this Amendment shall prevail.
Section 4. Applicable Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.
Section 5. Section Headings. The section headings are inserted for convenience only and are not to be construed as part of this Amendment.
Section 6. Successor. This Amendment is binding upon any successor to Guarantor.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Guarantor has executed this Amendment by its duly authorized officer as of the date first above written.
AIR TRANSPORT SERVICES GROUP, INC.
By:______________________________
Its: ______________________________

Title: ____________________________

ACCEPTED AND AGREED:
DHL NETWORK OPERATIONS (USA), INC.
By: _____________________________
Its: _____________________________
Title: ___________________________

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT C

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

EXISTING LEASED AIRCRAFT

U.S. Registration Number	Manufacturer's Serial Number	Original Expiry Date	Remaining Original Term	Renewal Term	Settlement of Return Condition Requirements 1
N752AX	23434	3/31/2017	$[*]	$[*]	$[*]
N792AX	23142	3/31/2017	$[*]	$[*]	$[*]
N797AX	23147	3/31/2017	$[*]	$[*]	$[*]
N798AX	23431	3/31/2017	$[*]	$[*]	$[*]
N787AX	23020	3/31/2017	$[*]	$[*]	$[*]
N794AX	23144	3/31/2017	$[*]	$[*]	$[*]
N793AX	23143	3/31/2017	$[*]	$[*]	$[*]
N769AX	22787	4/30/2017	$[*]	$[*]	$[*]
N775AX	22790	5/31/2017	$[*]	$[*]	$[*]
N783AX	23016	6/30/2017	$[*]	$[*]	$[*]
N773AX	22788	8/31/2017	$[*]	$[*]	$[*]
N774AX	22789	4/30/2018	$[*]	$[*]	$[*]
N768AX	22786	5/31/2018	$[*]	$[*]	$[*]

1.    The amount associated with each Existing Leased Aircraft constituting a positive amount shall be paid by DHL to ABX, and the amount associated with each Existing Leased Aircraft constituting a negative amount shall be paid by ABX to DHL, in each case for the settlement of the Return Condition Requirements, as of March 31, 2015, with respect to the number of days remaining until the Aircraft’s next scheduled C-check inspection, as such term is defined in the Existing Aircraft Lease associated with each such Aircraft.

ADDITIONAL LEASED AIRCRAFT

U.S. Registration Number	Manufacturer's Serial Number	Basic Rent
N220CY	24729	$[*]
[TBD]	[TBD]	[TBD]

C-1
Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT D

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

FORM OF AMENDMENT TO EXISTING AIRCRAFT LEASE

[See Attachment]

Initials: ABX:__________ DHL:__________

AMENDMENT No. 1
to
AIRCRAFT LEASE AGREEMENT
(MSN ____________)

DATED AS OF ___________, ____, 201___

BETWEEN

CARGO AIRCRAFT MANAGEMENT, INC.,
AS LESSOR

AND

DHL NETWORK OPERATIONS (USA), INC.,
AS LESSEE

RELATING TO

ONE BOEING MODEL 767-2___ AIRCRAFT

SERIAL NUMBER ____________

U.S. REGISTRATION NO. N____________

This is Counterpart Number ____ of four (4) serially numbered, manually executed counterparts of this Amendment No. 1 to Aircraft Lease Agreement. To the extent, if any, that this Amendment No. 1 to Aircraft Lease Agreement constitutes chattel paper under the Uniform Commercial Code in any jurisdiction, no security interest in this Agreement may be created through the transfer and possession of any counterpart of this Aircraft Lease Agreement other than the serially numbered counterpart thereof marked Counterpart Number 1.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AMENDMENT NO. 1 TO AIRCRAFT LEASE AGREEMENT
(MSN ____________)
THIS AMENDMENT NO. 1 TO AIRCRAFT LEASE AGREEMENT (MSN ____________) (this “Amendment No. 1”), dated as of the ___ day of ___________, 201__, is between CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (“Lessor”), and DHL NETWORK OPERATIONS (USA), INC., an Ohio corporation (“Lessee”).
RECITALS
WHEREAS, Lessor and Lessee are parties to that certain Aircraft Lease Agreement dated as of [insert current lease start date] (the “Aircraft Lease”); and
WHEREAS, Lessor and Lessee, wish to amend the Aircraft Lease, upon and subject to the terms and conditions of this Amendment No. 1 to Aircraft Lease Agreement;
NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged by Lessor and Lessee, Lessor and Lessee hereby agree as follows:
AGREEMENT
1.Definitions and Interpretation.
1.1    Terms used and not otherwise defined in this Amendment No. 1 (including the recitals) shall have the same meanings as those set forth in the Aircraft Lease (including by reference to another document).
1.2    The headings of Clauses of this Amendment No. 1 are inserted for ease of reference only and shall not in any way affect the interpretation of this Amendment No. 1.
1.3    Where the context so requires in this Amendment No. 1, words importing the singular only shall also include the plural and vice versa.
1.4    References in this Amendment No. 1 to any document, instrument or agreement means such document, instrument or agreement as originally implemented or executed or as amended, novated, modified, or supplemented in accordance with its terms from time to time.
1.5.    References in this Amendment No. 1 to any person or entity shall be construed so as to include its successors, permitted assigns and permitted transferees.
2.Amendment of Aircraft Lease

2.1    The Aircraft Lease is hereby amended as follows, effective as of April 1, 2015:

a.The definition of “Expiration Date” in Section 1.39 shall be deleted in its entirety and replaced with the following:

1.39. “Expiration Date” shall mean March 31, 2019.

Initials: ABX:__________ DHL:__________

b.    The following definitions shall be added to the Aircraft Lease:

“1.80.    “Amended and Restated ATSA” shall mean the Amended and Restated Air Transportation Services Agreement, between DHL Network Operations (USA), Inc., ABX Air, Inc. and Cargo Aircraft Management, Inc., dated January 14, 2015.”

“1.81. “Original Expiry Date” shall mean [insert the pertinent date corresponding to the Aircraft specified in Exhibit C of the Amended and Restated ATSA].”

“1.82.    “Sublease Termination” shall mean the date upon which Lessee terminates the sublease of the Aircraft to ABX Air, Inc.

c.    A new Section 6.10, Aircraft Substitution, shall be added, which shall read in its entirety as follows:

“6.10. Aircraft Substitution. Lessor, at its cost and expense, and upon the provision of reasonable notice to Lessee, shall have the right to provide an aircraft of like or better utility and economics in substitution for the Aircraft, provided that the substitute aircraft shall, except to the extent otherwise agreed between Lessor and Lessee, be in the same livery as the Aircraft. Lessee shall cooperate with Lessor in effecting such substitution and, upon the Lessee’s acceptance of the substitute aircraft, such aircraft shall be considered the Aircraft for purposes of this Agreement.”

d.    In Section 7.1(b), the following sentence shall be added to the end of Subsection (2):

“Notwithstanding the foregoing, with respect to AD costs incurred after March 31, 2015, in the event that the Aircraft is not being operated by ABX Air, Inc. (“ABX Air”) pursuant to the Amended and Restated ATSA and Lessee has subleased the Aircraft to a third party that is not affiliated with Lessor, then the Lessee shall be entitled to reimbursement from Lessor in an amount equal to product of (a) the amount of the AD Shared Expenses times (b) a fraction, the numerator of which is 60 minus the number of months (rounded to the nearest whole number of months) from the date of completion of the subject AD work to April 1, 2020, and the denominator of which is 60.” For the avoidance of doubt, the term “third party,” as used in Section 7.1(b), shall be interpreted to include affiliates of DHL.

e.    In Section 7.1(b), a new Subsection (6) shall be added, which shall read in its entirety as follows:

“(6) Notwithstanding the foregoing Subsections (1) to (5), after March 31, 2015, Lessee shall have no responsibility for any of the costs associated with compliance with any AD, provided that the Aircraft is being operated by ABX Air pursuant to the Amended and Restated ATSA. In the event that the operation of the Aircraft by ABX Air pursuant to the Amended and Restated ATSA is subsequently terminated, and Lessee subleases the Aircraft to a third party that is not affiliated with Lessor, then (i) Lessee shall again

Initials: ABX:__________ DHL:__________

be responsible for the costs associated with compliance with ADs pursuant to the foregoing Subsections (1) to (5), provided that Lessee shall not be responsible for the costs associated with compliance with the [*], and (ii) Lessee shall pay to Lessor each month an amount equal to the product of multiplying [*] (which amount is based on 2015 dollars and shall be subject to a [*] increase on April 1st of each year) times the number of airframe Cycles that the Aircraft was operated during the prior month, in each case, effective as of the date of such termination.”

f.    A new Section 7.10, Aircraft Painting, shall be added, which shall read in its entirety as follows:

“7.10. Aircraft Painting. Lessee shall be responsible for the costs incurred in repainting the Aircraft, if necessary, from time to time during the Term, provided, however, that the foregoing shall be subject to the prior written approval of Lessee, such approval not to be unreasonably conditioned, withheld or delayed.”

g.    In Section 18, a new Subsection 18.7 shall be added, which shall read in its entirety as follows:

“18.7. Notwithstanding the foregoing Subsections 18.1 to 18.6, after March 31, 2015, Lessee shall have no responsibility for any of the costs associated with compliance with any of the Return Condition Requirements, including those set forth in Exhibit H, provided that ABX Air is operating the Aircraft pursuant to the Amended and Restated ATSA. In the event that the operation of the Aircraft by ABX Air pursuant to the Amended and Restated ATSA is subsequently terminated, and Lessee subleases the Aircraft to a third party that is not affiliated with Lessor, then (i) the Aircraft shall be subject to Subsections 18.1 to 18.6, and (ii) Lessee shall be responsible for the costs and expenses associated with compliance with the return condition requirements specified in Appendix K hereto (the “Revised Return Condition Requirements”) and, in this regard, all references to the Return Condition Requirements specified in Subsections 18.1 to 18.6 shall be considered references to the Revised Return Condition Requirements specified in Appendix K hereto. For the avoidance of doubt, the term “third party,” as used in this Subsection 18.7, shall be interpreted to include affiliates of DHL. In the event that the operation of the Aircraft by ABX Air pursuant to the Amended and Restated ATSA is subsequently terminated, Lessee has not subleased the Aircraft to a third party not affiliated with Lessor and Lessee returns the Aircraft to Lessor at a date later than the Sublease Termination, then (i) the Aircraft shall not be subject to Subsections 18.1 to 18.6, and (ii) Lessee shall pay to Lessor an amount equal to [*] (which amount shall be subject to escalation in accordance with Section 2.11 of Appendix K) per month (rounded to the nearest whole month) for the period from Sublease Termination until Return of the Aircraft in reimbursement for “green time” associated with the airframe plus an amount equal to [*] (which amount shall be subject to escalation in accordance with Section 2.11 of Appendix K) per month (rounded to the nearest whole month) for the period from Sublease Termination until Return of the Aircraft in reimbursement for “green time” associated with the Landing Gear. Notwithstanding the foregoing, and without regard to whether the

Initials: ABX:__________ DHL:__________

Aircraft is subject to the Return Condition Requirements or the Revised Return Condition Requirements, Lessee shall be responsible for the costs and expenses incurred in repainting the Aircraft in a “white tail” livery (to include the entire fuselage, empennage, landing gear doors and engines cowlings) in conjunction with the Termination or Expiration of this Agreement. Should Lessor request that the Aircraft be painted at Return in any other color scheme, Lessee shall cooperate in effecting such painting, but Lessee shall be financially responsible only for such “white tail” livery.”
h.    In Section 20.15(a), immediately after the words, “at least 180 days prior to the specified termination date,” the words, “; provided, however, that after the Original Expiry Date, such notice requirement shall be 120 days, except under the circumstances otherwise provided in Section 3.2(c) of the Amended and Restated ATSA” shall be inserted.

i.    In Section 20.15(a), immediately after the words, “over the next six (6) months after the Discretionary Termination Effective Date,” the words, “; provided, however, that after the Original Expiry Date, such lump sum payment shall be [*], except under the circumstances otherwise provided in Section 3.2(d) of the Amended and Restated ATSA” shall be inserted.

j.    In Appendix B, Section 1, the following shall be added at the end of the first sentence, “; provided, however, that during the period from April 1, 2015 and continuing through the Original Expiry Date (such period, the “Remaining Original Term”), the Basic Rent shall be [insert the amount corresponding to the Aircraft specified in Exhibit C of the Amended and Restated ATSA with respect to the Remaining Original Term] and during the period beginning the day after the Original Expiry Date and continuing through March 31, 2019 (such period, the “Renewal Term”), the Basic Rent shall be [insert the amount corresponding to the Aircraft specified in Exhibit C of the Amended and Restated ATSA with respect to the Renewal Term].”

k.    In Appendix B, Section 4.1, the following words shall be deleted, “Thereafter: Twenty-Three Million Dollars ($23,000,000)”, and the following words inserted, “Sixth Year of Term: Twenty Three Million Dollars ($23,000,000), Seventh Year of Term: Twenty Two Million Dollars ($22,000,000), Eighth Year of Term: Twenty One Million Dollars ($21,000,000), Ninth Year of Term: Twenty Million Dollars ($20,000,000), Thereafter: Nineteen Million Dollars ($19,000,000)”

3.Effect of Amendment. Except as amended or modified by this Amendment No. 1, the terms and conditions of the Aircraft Lease shall remain in full force and effect. On and after the effective date of this Amendment No. 1, the terms and conditions of this Amendment No. 1 shall be deemed to be integral parts of the Aircraft Lease. In the event that the terms of this Amendment No. 1 are inconsistent with the terms of Aircraft Lease, the terms of this Amendment No. 1 shall prevail.

4.Governing Law and Jurisdiction. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York (other than the laws of the State of New York relating to choice of law).

Initials: ABX:__________ DHL:__________

5.Counterparts. This Amendment No. 1 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

(Signature Page follows)

Initials: ABX:__________ DHL:__________

SIGNATURE PAGE

AMENDMENT No. 1 TO AIRCRAFT LEASE AGREEMENT (MSN ___________)

IN WITNESS WHEREOF this Amendment No. 1 to Aircraft Lease Agreement (MSN ) has been executed on the day and year first written above.

EXECUTED by
CARGO AIRCRAFT MANAGEMENT, INC.

by
……………………………………………
Name:

Title:

EXECUTED by
DHL NETWORK OPERATIONS (USA), INC.

by
……………………………………………
Name:

Title:

Initials: ABX:__________ DHL:__________

APPENDIX K
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

REVISED RETURN CONDITION REQUIREMENTS

1.General.
1.1.    The Aircraft shall be serviceable, certified for international cargo operations, with all systems functioning, and clean in accordance with international airline standards.
1.2.    The Aircraft shall be in compliance with then current FARs, including, without limitation, FAR Part 121, and shall be delivered with a current FAA Certificate of Airworthiness (or a certificate of airworthiness for export to the United States issued by the Aviation Authority, if not the FAA).
1.3.    The Aircraft (including without limitation the Engines) shall be free and clear of liens, charges and encumbrances of any nature whatsoever not arising through Lessor.
2.Specific Aircraft Return Condition Requirements; Equipment; Status. In addition to the above general requirements, the Aircraft shall satisfy the following specific requirements upon its Return by Lessee:
2.1.    The Aircraft shall have installed the full complement of Engines (including any Replacement Engines installed in accordance with the provisions of the foregoing Aircraft Lease Agreement) and other equipment, parts, accessories, furnishings and loose equipment as when originally delivered to Lessee or as may be agreed by Lessee and Lessor on the Return Date.
2.2.    The Aircraft, at Lessee’s cost, shall be painted in white tail livery (to include the entire fuselage, empennage, landing gear doors and engine cowlings). Should Lessor request that the Aircraft be painted at Return in any other color scheme, Lessee shall cooperate in effecting such painting, but Lessee shall be financially responsible only for such white tail livery.
2.3.    The Aircraft shall have had all scheduled structural inspections completed and all Deferred Maintenance Items (DMI’s) corrected prior to Return.
2.4.    Lessee shall comply with all ADs issued during the Term affecting the Aircraft and requiring terminating action during the Term or within one year after the end of the Term (without regard to any deferrals which are or might be granted), provided that Lessee shall not be responsible for compliance with the Aft-Pressure Bulkhead Replacement AD.
2.5.    The Aircraft shall be serviceable and airworthy. In addition, the Lessee shall have accomplished immediately after removal from service and immediately prior to Return to Lessor the next sequential C-Check with all maintenance tasks falling due within [*] (as applicable based on the task interval units per the Boeing Maintenance Planning Document) after the release to service from such C-Check having been accomplished, less ferry and/or test flight Flight Hours and

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Cycles. Upon Return, Lessor shall reimburse Lessee for a portion of the costs incurred with respect such C-Check, which reimbursement shall be in the amount of [*] (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix K) per month (rounded to the nearest whole month) for the period beginning on the date of the C-Check that had most recently been accomplished on the Aircraft prior to Sublease Termination and ending on the date of Sublease Termination.
2.6.    The Aircraft shall have been bridged back to the Boeing Maintenance Planning Document at Lessee’s cost, which bridging costs shall not exceed [*].
2.7.    If an Engine is subject to the Delta Engine Program at Return, such Engine need only be airworthy and be in a serviceable condition at Return, and there shall be no financial adjustments with respect to such Engine (subject to Lessee being in compliance with the Delta Engine Program with respect to such Engine).
2.8.    If an Engine is not subject to the Delta Engine Program at Return:
(a)     Such Engine: (i) shall be in a serviceable condition, as determined from a manufacturer’s on-wing power assurance run and borescope inspection (pursuant to the procedure set forth in Section 3.1, below); (ii) shall have been subject to a Maintenance Program equivalent to or better than the Manufacturer’s maintenance program for such Engine; (iii) shall have had incorporated all modifications contained in Delta’s Minimum Modification List (as set forth in Appendix H-1); and (iv) shall have at least the same number of Cycles remaining as it had at Sublease Termination until the next scheduled removal of such Engine from the Aircraft under the Engine’s Maintenance Program for (A) replacement of life-limited parts, (B) scheduled maintenance or (C) inspections or modifications required by any AD that cannot be performed on-wing (a “Scheduled Removal”).
(b)     In lieu of satisfying the above requirement of having at least the same number of Cycles remaining as it had at Sublease Termination before the next Scheduled Removal, Lessee shall have the option of making a financial adjustment payment to Lessor in an amount equal to:
(i) In the event that the Engine was not subjected to SEC:
[*] per Engine Cycle (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix K); or
(ii) In the event that the Engine was subjected to SEC:
[*] per Engine Cycle (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix K).
For purposes of this Section 2.8(b), an Engine shall be considered to have been subjected to SEC in the event that it was routinely operated into or based in areas constituting severe

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environmental conditions (“SEC”), according to objective criteria set by the engine manufacturer or engine maintenance provider.
2.9.    The Landing Gear shall all be serviceable. In addition, the sum of the number of months remaining for all three of the Landing Gear legs until their next scheduled removal (the “Landing Gear Remaining Life”) shall be the same as the Landing Gear Remaining Life at Sublease Termination. Should the Landing Gear Remaining Life be less at Return than at Sublease Termination, Lessee may cure any resulting shortfall by making a payment to Lessor at Return in an amount equal to the product of multiplying [*] ([*] per Landing Gear leg) (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix K) times an amount equal to the difference between the number of months (rounded to the nearest whole month) constituting the Landing Gear Remaining Life at Sublease Termination less the number of months (rounded to the nearest whole month) constituting the Landing Gear Remaining Life at Return. Should the Landing Gear Remaining Life be more at Return than at Sublease Termination, Lessor shall cure any resulting excess by making a payment to Lessee at Return in an amount equal to the product of multiplying [*]) ([*] per Landing Gear leg) (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix K) times an amount equal to the difference between the number of months (rounded to the nearest whole month) constituting the Landing Gear Remaining Life at Return less the number of months (rounded to the nearest whole month) constituting the Landing Gear Remaining Life at Sublease Termination.
2.10.    The APU shall be serviceable. In addition, the APU shall have been operated for the same number of hours since the APUs last scheduled overhaul as it had at Sublease Termination. Should the APU have been operated for more hours at Return than at Sublease Termination, Lessee may cure any resulting differential by making a payment to Lessor at Return in an amount equal to the product of multiplying [*] (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix K) times an amount equal to the difference between the number of APU hours at Sublease Termination and the number of APU hours at Return. Should the APU have been operated for fewer hours at Return than at Sublease Termination, Lessor shall reimburse Lessee for the resulting differential by making a payment to Lessee at Return in an amount equal to the product of multiplying [*] (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix K) times an amount equal to the difference between the number of APU hours at Return less the number of APU hours at Sublease Termination.
2.11.    The rates specified in Sections 2.5, 2.8(b), 2.9 and 2.10 of this Appendix K are as of the date hereof based on 2015 dollars. The rates specified in Section 2.8(b) shall be subject to a four and one-half percent (4.5%) increase on April 1st of each year and the rates specified in Sections 2.5, 2.9 and 2.10 shall be subject to a three percent (3.0%) increase on April 1st of each year.

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3.Lessor Final Inspection Prior to Return.
3.1.    Prior to Return, Lessor shall have the right to conduct a Final Inspection of the Aircraft, including without limitation the Airframe and the Engines, and the Aircraft Documents, as set forth in Section 18.3 of the Agreement. Without limiting the foregoing:
(a)    Lessor, at its cost, shall have the right to inspect the Engines, including, in the presence of Lessee’s representatives (i) a complete video borescope inspection of (A) the low pressure and high pressure compressors and (B) the turbine area and (ii) engine condition runs (including full take-off power engine run-up performed in accordance with the performance test in the Manufacturer’s maintenance manual, and the Engines shall not exceed corrected limits for all parameters using temperature corrected charts), and power assurance runs; and
(b)    Lessor shall have the right to inspect the APU, including, in the presence of Lessee’s representatives, a complete video borescope and an electrical power output test in accordance with the manufacturer’s specifications.
3.2.    Lessee shall provide a test flight of up to one (1) hour duration as provided in Section 18.4 of the Agreement.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX K-1
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

DELTA’S MINIMUM MODIFICATION LIST

[See Attached]

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT E
AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

FORM OF AMENDMENT TO SUBLEASE FOR EXISTING LEASED AIRCRAFT

[See Attachment]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AMENDMENT No. [ ]

to

AIRCRAFT SUBLEASE AGREEMENT
(MSN _________)

Dated as of

[ ] [ ], 2015

by

DHL NETWORK OPERATIONS (USA), INC. as LESSOR

and

ABX AIR, INC. as LESSEE

Relating to

One Boeing Model 767-2[ ] Aircraft

Serial Number [ ]

U.S. Registration No. N[ ]

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AMENDMENT No. [ ] to AIRCRAFT SUBLEASE AGREEMENT (MSN ________)

This Amendment No. [ ] to Aircraft Sublease Agreement (MSN _________) (this “Amendment No. [ ]”) is made as of this [ ]th day of [ ] 2015 by and between DHL Network Operations (USA), Inc., an Ohio corporation (“DHL” or “Lessor”) and ABX Air, Inc., a Delaware corporation (“ABX” or “Lessee”).

RECITALS

    WHEREAS, DHL, as lessee, entered into that certain Aircraft Lease Agreement dated as of [ ] [ ], 20[ ], with Cargo Aircraft Management, Inc., a Florida corporation (the “Prime Lessor”), as lessor, with respect to the lease of the aircraft, engines and related equipment more fully described in Exhibit “A” to this Sublease (collectively, the “Aircraft”), to which lease reference is hereby made as if the same were herein set forth at length (the “Prime Lease”); and

WHEREAS, the parties hereto have agreed that Lessor shall sublet the Aircraft to Lessee, subject to the terms, conditions and limitations set forth in that certain Aircraft Sublease Agreement (MSN _______) dated as of [ ] [ ], 20[ ] (the “Sublease”); and

WHEREAS, the parties wish to amend the terms, conditions and limitations of the Sublease as set forth herein.

IT IS THEREFORE AGREED

1.Definitions and Interpretation.
1.1    Terms used and not otherwise defined in this Amendment No. [ ] (including the recitals) shall have the same meanings as those set forth in the Sublease (including by reference to another document).
1.2    The headings of Clauses of this Amendment No. [ ] are inserted for ease of reference only and shall not in any way affect the interpretation of this Amendment No. [ ].
1.3    Where the context so requires in this Amendment No. [ ], words importing the singular only shall also include the plural and vice versa.
1.4    References in this Amendment No. [ ] to any document, instrument or agreement means such document, instrument or agreement as originally implemented or executed or as amended, novated, modified, or supplemented in accordance with its terms from time to time.
1.5.    References in this Amendment No. [ ] to any person or entity shall be construed so as to include its successors, permitted assigns and permitted transferees.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

2.Amendment of Sublease

2.1    The Sublease is hereby amended as follows, effective as of April 1, 2015:

(a)    Section 1 is hereby deleted in its entirety and replaced with the following:

1. Term. Lessor hereby leases the Aircraft to Lessee for a term of
[ ] ([ ]) months commencing [ ] [ ], 2010 and terminating on March 31, 2019, unless sooner terminated in accordance herewith (the “Term”).

(b)    In Section 13, Jon Olin shall be replaced by Joshua Frank (Joshua.Frank@dhl.com), and Neil Ferguson’s title shall be changed to “Executive Vice President”.

3.Effect of Amendment. Except as amended or modified by this Amendment No. [ ], the terms and conditions of the Sublease shall remain in full force and effect. On and after the effective date of this Amendment No. [ ], the terms and conditions of this Amendment No. [ ] shall be deemed to be integral parts of the Sublease. In the event that the terms of this Amendment No. [ ] are inconsistent with the terms of the Sublease, the terms of this Amendment No. [ ] shall prevail.

4.Governing Law and Jurisdiction. This Amendment No. [ ] shall be governed by, and construed in accordance with, the laws of the State of New York (other than the laws of the State of New York relating to choice of law).

5.Counterparts. This Amendment No. [ ] may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

[Signature page immediately follows]

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. [ ] to Aircraft Sublease Agreement (MSN __________) as of the day and year first herein written.

DHL NETWORK OPERATIONS (USA), INC.

By: ___________________________

Name: _________________________

Title: __________________________

ABX AIR, INC.

By: ____________________________

Name: _________________________

Title: __________________________

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT F

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

FORM OF ADDITIONAL AIRCRAFT LEASE

[See Attachment]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT LEASE AGREEMENT
(MSN ____________)

DATED AS OF ___________, ____, 2015

BETWEEN

CARGO AIRCRAFT MANAGEMENT, INC.,
AS LESSOR

AND

DHL NETWORK OPERATIONS (USA), INC.,
AS LESSEE

RELATING TO

ONE BOEING MODEL 767-3____ AIRCRAFT

SERIAL NUMBER ____________

U.S. REGISTRATION NO. N____________

This is Counterpart Number ____ of four (4) serially numbered, manually executed counterparts of this Aircraft Lease Agreement. To the extent, if any, that this Aircraft Lease Agreement constitutes chattel paper under the Uniform Commercial Code in any jurisdiction, no security interest in this Agreement may be created through the transfer and possession of any counterpart of this Aircraft Lease Agreement other than the serially numbered counterpart thereof marked Counterpart Number 1.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT LEASE AGREEMENT
(MSN ____________)
THIS AIRCRAFT LEASE AGREEMENT (MSN ____________) (this “Agreement”), dated as of the ___ day of ___________, 2015, is between CARGO AIRCRAFT MANAGEMENT, INC., a Florida corporation (“Lessor”), and DHL NETWORK OPERATIONS (USA), INC., an Ohio corporation (“Lessee”).
RECITALS
WHEREAS, Lessee desires to lease the “Aircraft” (as defined below) from Lessor; and
WHEREAS, Lessor is agreeable to leasing the Aircraft to Lessee, upon and subject to the terms and conditions of this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the terms and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged by Lessor and Lessee, Lessor and Lessee hereby agree as follows:
1.Definitions. The following terms shall, except where the context otherwise requires, have the following respective meanings for all purposes of this Agreement.
1.1.    “ABX” shall mean ABX Air, Inc., a Delaware corporation.
1.2.     “ABX Maintenance Program” shall mean the maintenance program in effect from time to time for the Aircraft developed by ABX and approved by the FAA.
1.3.    “ABX Pilots’ Union” shall mean the labor union formed by the aircraft pilots employed by ABX and in effect from time to time during the Term of this Agreement.
1.4.    “ABX/Pilots CBA” shall mean the collective bargaining agreement between ABX and the ABX Pilots’ Union in effect from time to time during the Term of this Agreement.
1.5.     “AD Term Date” shall mean the date which falls on the first day of the month immediately after the expiration of sixty (60) months after the Delivery Date.
1.6.    “ADs” shall mean (a) any airworthiness directive or comparable document issued by the Aviation Authority, the FAA (if not the applicable Aviation Authority) or any other Governmental Entity exercising appropriate jurisdiction over the subject matter or parties affected thereby requiring compliance or (b) any mandatory service bulletin issued by a Manufacturer.
1.7.    “Affiliate” shall mean any entity controlling, controlled by or under common control with a party hereto.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.8.    “Agreed Value” shall mean the value specified as such in Appendix B and shall have the meaning ascribed to it in the London insurance market in relation to aviation hull policies.
1.9.    “Aircraft” shall mean, collectively, the Airframe, the Engines and the Aircraft Documents.
1.10.    “Aircraft Documents” shall mean the documents listed in Appendix C hereto and all other records, documents, log books, manuals, drawings and data relating to the Aircraft and developed or caused to be developed by Lessee or required by the Aviation Authority, as updated and maintained through the Return Date.
11.11.    “Aircraft Return Documents” shall have the meaning ascribed to such term in Section 18.2 hereof.
1.12.    “Airframe” shall mean the Boeing model 767-3___ airframe described in Appendix A hereto, together with all Parts, excluding, however, the Engines or any other engines from time to time installed thereon, but including each QEC.
1.13.    “Amended and Restated ATSA” shall mean the Amended and Restated Air Transportation Services Agreement between ABX Air, Inc., Cargo Aircraft Management, Inc., and DHL Network Operations (USA), Inc., effective as of April 1, 2015.
1.14.    “Anticipated Delivery Date” shall mean ______________ ____, 2015, which is the date that the parties anticipate that the Aircraft will be Delivered to Lessee pursuant to the terms and conditions of this Agreement.
1.15.    “APU” shall mean the auxiliary power unit installed on the Aircraft on the Delivery Date (or any substitution therefor made during the Term pursuant to this Agreement), together with all Parts installed thereon.
1.16.    “APU Hours” shall mean the time as measured in hours and minutes during which the APU is operated.
1.17.    “Aviation Authority” shall mean the FAA and any other Governmental Entity having jurisdiction over the Aircraft and this Agreement or Lessee’s operations, and any successors thereto, respectively (with the understanding that, should the Aircraft, with Lessor’s approval, be registered in a country other than the United States, this definition shall include all Governmental Entities outside of the United States with jurisdiction over the Aircraft).
1.18.    “Authorized Maintenance Performer” shall mean any repair station licensed or certified by the Aviation Authority acting within the scope of its authorization, including, without limitation, the entity performing maintenance to the Aircraft or an Engine under the ABX Maintenance Program.
1.19.    “Basic Rent” shall mean the amount specified as such in Appendix B and payable pursuant to Section 4.2 hereof.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.20.    “Basic Rent Date” shall mean the Delivery Date and the first day of each calendar month thereafter.
1.21.    “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in _____________, ______ or in Wilmington, Ohio are required or authorized by Law to close.
1.22.    “Cape Town Convention” shall mean the Convention on International Interests in Mobile Equipment and its Protocol on Matters Specific to Aircraft Equipment, concluded in Cape Town, South Africa, on November 16, 2001.
1.23.    “Claims” shall have the meaning ascribed to such term in Section 10.1 hereof.
1.24.    “Cycle” shall mean one take-off and next subsequent landing of the Aircraft.
1.25.    “Default” shall mean any event which, with the giving of notice, lapse of time, or both, would become an Event of Default.
1.26.    “Delivery” shall have the meaning ascribed to such term in Section 3.5 hereof.
1.27.    “Delivery Condition Requirements” shall have the meaning ascribed to such term in Section 3.6 hereof.
1.28.    “Delivery Date” shall mean the date on which the Delivery occurs.
1.29.    “Delivery Location” shall mean Wilmington Airpark, Wilmington, Ohio, or as otherwise mutually agreed by Lessor and Lessee.
1.30.     “Dollars” and “$” and “US$” shall mean the lawful currency of the United States of America.
1.31.    “Engine” shall mean either of the two (2) engines identified as to manufacturer and type and by serial number on the Lease Supplement (each of which shall have more than 550 rated takeoff horsepower or the equivalent of such horsepower), together with all Parts installed thereon, and any engine substituted for an Engine pursuant to the terms hereof.
1.32.    “Engine Hours” shall mean the time as measured in hours and minutes during which an Engine is operated, with each such hour constituting an Engine Hour.
1.33.    “Equipment Change” shall have the meaning ascribed to such term in Section 7.7 hereof.
1.34.    “Event of Default” shall mean any one of the events specified in Section 16.1 hereof.
1.35.    “Expiration” shall mean the end of the Term pursuant to this Agreement.
1.36.    “Expiration Date” shall mean March 31, 2019.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.37.    “FAA” shall mean the Federal Aviation Administration of the United States of America and all successors thereto.
1.38.    “FAR” shall mean the Federal Aviation Regulations issued by the FAA.
1.39.    “Flight Hours” shall mean, with respect to the Aircraft, the time as measured in hours and minutes elapsing from the moment at which the wheels of the Aircraft leave the ground on a takeoff until the wheels of the Aircraft touch the ground on the next landing of the Aircraft.
1.40.    “Governmental Entity” shall mean: (a) any national government, any political subdivision thereof, or local authority therein, (b) any agency, board, commission, department, division, organ, instrumentality, or court of any of the foregoing, however constituted, and (c) any organization, association, or institution, of which any of the foregoing is a member or to whose jurisdiction it is subject or in whose activities it is a participant.
1.41.     “IAI” shall mean Israel Aerospace Industries, Ltd.
1.42.     “Indemnified Parties” shall have the meaning ascribed to such term in Section 10.1 hereof.
1.43.    “International Registry” shall mean the registry established and maintained pursuant to the Cape Town Convention.
1.44.    “Law” shall mean: (a) any constitution, statute, decree, regulation, order, or other directive of the Governmental Entity of any location to, from, or within which the Aircraft shall operate; (b) any treaty, pact, compact, or other agreement to which any Governmental Entity is a signatory or party; (c) any judicial or administrative interpretation or application of any of the foregoing; and (d) any amendment or revision of any of the foregoing.
1.45.    “Lease Supplement” shall mean the Lease Supplement No. 1, substantially in the form of Appendix E hereto, which, as of the Delivery Date, shall be executed by Lessor and Lessee and, together with this Agreement, filed with the FAA for recordation (assuming that the Aircraft is registered in the United States).
1.46.    “Lease Termination Documents” shall have the meaning ascribed to such term in Section 3.10 hereof.
1.47.    “Lessee Guarantor” shall mean Deutsche Post AG (or such other entity as Lessor accepts in its sole and absolute discretion).
1.48.    “Lessee Guaranty” shall mean a guaranty agreement in the form attached as Appendix I hereto.
1.49.    “Lessor Guarantor” shall mean Air Transport Services Group, Inc.
1.50.    “Lessor Guaranty” shall mean a guaranty agreement in the form attached as Appendix J hereto.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.51.    “Lessor’s Lender” shall have the meaning ascribed to such term in Section 20.14 hereof.
1.52.    “Lessor’s Liens” shall mean Liens on or relating to or affecting the Aircraft, the Airframe, the Engines or any part thereof arising as a result of (a) claims against Lessor not relating to this Agreement, (b) acts of Lessor neither permitted nor required to be taken by Lessor under this Agreement, (c) the transfer by Lessor of its interest or any part thereof in the Aircraft, (d) Taxes imposed against Lessor which Lessee has not agreed to indemnify against pursuant hereto or (e) any act, omission or circumstance occurring or omitted prior to the Delivery Date or after the Return of the Aircraft and the Aircraft Documents.
1.53.    “Lien” shall mean any lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, attachment, license, assignment by way of security or security interest, including, without limitation: (a) any preferential arrangement resulting in a secured transaction or having the same economic or legal effect as a lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, attachment, license, assignment by way of security or security interest; (b) any agreement to give any lien, mortgage, charge, deed of trust, encumbrance, pledge, hypothecation, attachment, license, assignment by way of security or security interest; (c) the interest of a vendor or a lessor under any conditional sale agreement, lease, hire purchase agreement or other title retention arrangement; or (d) any statutory or other right of a Governmental Entity to detain, hold or seize an aircraft or any part thereof which is presently exercisable with respect to such aircraft.
1.54.    “Maintenance Program” shall mean (a) with respect to the Aircraft, the ABX Maintenance Program or other maintenance program mutually approved by Lessor and Lessee in effect for the Aircraft, and (b) with respect to the Engines, the maintenance program under which the Engines are maintained, as such programs may be amended during the Term, all in accordance with the requirements of the Aviation Authority.
1.55.    “Manufacturer” shall mean: (a) as to the Airframe, The Boeing Company; and (b) as to the Engines, either the General Electric Corporation or Pratt & Whitney.
1.56.    “Minimum Liability Coverage” shall mean the amount specified as such in Appendix B, designating the minimum Combined Single Limit under the airline liability insurance required pursuant to this Agreement.
1.57.    “Other Lease Agreements” shall mean, collectively, each aircraft lease agreement between Lessor , as lessor, and Lessee, as lessee, in effect from time to time relating to a Boeing model 767-200 series freighter aircraft or Boeing 767-300 series freighter aircraft.
1.58.    “Parts” shall mean any item, including, without limitation, materials, accessories, components, equipment, appliances, instruments, avionics, appurtenances, furnishings and any other equipment or components of whatever nature (other than the Engines), which are installed in or attached or appurtenant to the Aircraft or either of the Engines.
1.59.    “Permitted Lien” shall have the meaning ascribed to such term in Section 9 hereof.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.60.    “QEC” shall mean all of the “quick engine change” components associated with each Engine.
1.61.    “Rent” shall mean Basic Rent.
1.62.    “Replacement Engine” shall have the meaning set forth in Section 6.2(c) hereof.
1.63.    “Return” shall mean the return and redelivery of the Aircraft (including the Aircraft Documents) to Lessor in accordance with Sections 17 and 18 hereof.
1.64.    “Return Condition Requirements” shall have the meaning ascribed to such term in Section 18.1 hereof.
1.65.    “Return Date” shall mean the date at Expiration or upon earlier Termination when the Aircraft (including the Aircraft Documents) are actually returned to Lessor in conformity with the Return Condition Requirements.
1.66.    “Return Location” shall mean Wilmington Airpark, Wilmington, Ohio, or as otherwise mutually agreed by Lessor and Lessee.
1.67.    “Special FAA Counsel” shall mean McAfee & Taft, Oklahoma City, Oklahoma.
1.68.    “Sublease Termination” shall mean the date upon which Lessee terminates the sublease of the Aircraft to ABX Air, Inc.
1.69.    “Surviving Engine” shall have the meaning ascribed to such term in Section 19.3 hereof.
1.70.    “Taxes” shall mean any and all taxes (including, but not limited to, withholding taxes, value added taxes, deductions, transaction privilege taxes, sales taxes or assessments of any kind or form), charges, fees, imposts, levies or other charges of any nature, together with any penalties, fines, or interest thereon or other additions thereto which are imposed, withheld, levied, or assessed by or on behalf of, or otherwise payable to, any Governmental Entity.
1.71.    “Technical Acceptance Certificate” shall have the meaning ascribed to such term in Section 3.8 hereof.
1.72.    “Term” shall mean the period commencing on the Delivery Date and ending on the Expiration Date or on any earlier Termination Date, as applicable.
1.73.    “Termination” shall mean the termination of the lease of the Aircraft under this Agreement, which termination arises prior to the Expiration Date pursuant to Section 2.1, 2.2, 7.1(b)(3), 16.2, 19.1 or 20.15 hereof, or otherwise under this Agreement.
1.74.    “Termination Date” shall mean the date on which a Termination is effective.

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

1.75.    “Total Loss” shall mean any of the following events with respect to the Aircraft, the Airframe, an Engine or the Aircraft Documents: (a) the destruction, damage beyond economical repair, or such property becoming permanently unfit for normal use, for any reason whatsoever; (b) any event which results in an insurance settlement on the basis of actual or constructive or compromised or agreed or arranged total loss; (c) the disappearance of the Aircraft, if the Aircraft is unreported for a period of thirty (30) days after commencement of a flight; (d) loss of possession or loss of use by Lessee for a period of more than thirty (30) days due to hijacking, theft, or other criminal actions; (e) the condemnation, confiscation, appropriation, expropriation or seizure of, or requisition of title to or use of, the Aircraft or an Engine by any Governmental Entity, other than a requisition for use by any Governmental Entity of the United States or any political subdivision thereof, for a period of six (6) months or more; or (f) the operation or location of the Aircraft, while under requisition for use by any Governmental Entity, in any areas excluded from coverage by any insurance policy in effect with respect to such Aircraft required by the terms of this Agreement, unless Lessor and Lessee shall have obtained an indemnity in freely transferable Dollars from that Governmental Entity covering the risks excluded from coverage and satisfactory to both Lessor and Lessee.
1.76.    “Written Summaries” shall have the meaning ascribed to such term in Section 7.8(a) hereof.
2.Conditions Precedent.
1.1.    Lessor’s Conditions Precedent.
(a)    Lessor’s obligation to deliver and to lease the Aircraft to Lessee hereunder shall be subject to satisfaction of each of the following conditions precedent.
(1)    All of the representations and warranties of Lessee set forth in Section 14.1 hereof shall be true and correct in all material respects as of the date hereof and as of the Delivery Date.
(2)    Lessor shall have received, on or before the Delivery Date, all of the following, all of which shall be in form and substance satisfactory to Lessor:
(A)    The Lessee Guaranty, in the form attached as Appendix I, as executed by Lessee Guarantor;
(B)    a certificate of insurance issued by the insurer or broker for Lessee (or Lessee’s operator) evidencing compliance with the insurance provisions of Section 11 hereof;
(C)    the Technical Acceptance Certificate in the form of Appendix D, executed and delivered by an authorized representative of Lessee; and
(D)    the Lease Supplement, executed and delivered by an authorized representative of Lessee.

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(3)    No loss or destruction to the Aircraft shall have occurred, except to the extent covered by insurance with respect to the Aircraft.
(4)    Lessee shall have made payment of the first installment of Basic Rent pursuant to Section 4.2 hereof.
(5)    An Event of Default shall not have occurred and be continuing pursuant to (and as defined by) any of the Other Lease Agreements.
(6)    Assuming that the Aircraft is registered in the United States, Lessee shall have (a) delivered to Special FAA Counsel its original signature for this Agreement and the Lease Supplement and (b) irrevocably authorized and instructed Special FAA Counsel to file original counterparts of this Agreement and the Lease Supplement with the FAA for recordation upon satisfaction of the conditions precedent set forth in Section 2.2 hereof. If the Aircraft is not registered in the United States, Lessee shall have taken all required steps to file or register this Agreement with the applicable Aviation Authority.
(7)    Assuming that the Aircraft is registered in the United States, Lessee shall have (a) taken all required steps to appoint Special FAA Counsel as its Professional User Entity for purposes of registering its international interest under this Agreement with the International Registry and (b) irrevocably authorized and instructed Special FAA Counsel to register such international interest with the International Registry upon satisfaction of the conditions precedent set forth in Section 2.2 hereof. If the Aircraft is not registered in the United States, Lessee nevertheless shall have taken all required steps to register the international interest under this Agreement with the International Registry. Notwithstanding the foregoing, Lessee shall be required to satisfy the provisions of this Section 2.1(a)(7) only to the extent required by Lessor’s Lender or as required by applicable Law.
(8)    Lessee shall have delivered to Lessor the Lease Termination Documents (unless Lessor elects to accept such documents after Delivery pursuant to Section 3.10 hereof).
(9)    Lessee and ABX shall have executed the Amended and Restated ATSA.
(b)    If due to Lessee’s failure to satisfy any of the above conditions precedent under this Section 2.1 (and expressly not including a failure of Lessor or the Aircraft to conform to the requirements of Section 2.2 hereof) the Aircraft shall not have been delivered to and accepted by Lessee within thirty (30) days after the Anticipated Delivery Date, then Lessor shall have the right (but not the obligation) to terminate this Agreement by giving notice to Lessee to that effect, with such notice of termination taking effect immediately. Upon such a termination occurring, neither party hereto shall have any further obligation to the other with respect to the Aircraft.

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2.2.    Lessee’s Conditions Precedent.
(a)    Lessee’s obligation to lease the Aircraft from Lessor hereunder shall be subject to satisfaction of each of the following conditions precedent:
(1)    Lessee shall have (A) completed its inspection of the Aircraft (including the Aircraft Documents) pursuant to Section 3.7 hereof and (B) reasonably determined that the Aircraft complies with the Delivery Condition Requirements.
(2)    The Aircraft shall not have suffered a Total Loss prior to the Delivery.
(3)    The Aircraft shall be validly registered with the FAA in the name of Lessor (or shall be otherwise registered as approved by Lessor).
(4)    Lessor shall have executed and delivered the Lease Supplement.
(5)    Assuming that the Aircraft is registered in the United States, Lessor shall have (a) delivered to Special FAA Counsel its original signature for this Agreement and the Lease Supplement and (b) irrevocably authorized and instructed Special FAA Counsel to file original counterparts of this Agreement and the Lease Supplement with the FAA for recordation upon satisfaction of the conditions precedent set forth in Section 2.1 hereof. If the Aircraft is not registered in the United States, Lessor shall have taken all required steps to file or register this Agreement with the applicable Aviation Authority.
(6)    Assuming that the Aircraft is registered in the United States, Lessor shall have (a) obtained an authorization code from the FAA for the international interest created by this Agreement with respect to the Airframe and Engines by filing with the FAA an AC Form 8050-135, (b) taken all required steps to appoint Special FAA Counsel as its Professional User Entity for purposes of registering such international interest with the International Registry and (c) irrevocably authorized and instructed Special FAA Counsel to register such interest with the International Registry upon satisfaction of the conditions precedent set forth in Section 2.1 hereof. If the Aircraft is not registered in the United States, Lessor nevertheless shall have taken all required steps to register the international interest under this Agreement with the International Registry. Notwithstanding the foregoing, Lessor shall be required to satisfy the provisions of this Section 2.2(a)(6) only to the extent required by Lessor’s Lender or as required by applicable Law.
(7)    Lessee and ABX shall have executed the Amended and Restated ATSA.
(8)    Lessee shall have received the Lessor Guaranty, in the form attached as Appendix J, as executed by Lessor Guarantor.

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(b)    In the event Lessor fails to tender the Aircraft for Delivery within thirty (30) days after the Anticipated Delivery Date, Lessee (conditioned upon Lessee satisfying its conditions precedent under Section 2.1 hereof) shall have the right (but not the obligation) to terminate this Agreement. Should Lessee desire to exercise its termination right under this Section 2.2(b), Lessee shall provide written notice to Lessor of its election to terminate not later than ten (10) days after the earlier: of (i) the date on which Lessor provides notice to Lessee that the Delivery will occur more than thirty (30) days after the Anticipated Delivery Date; or (b) the thirtieth (30th) day after the Anticipated Delivery Date. Any failure by Lessee to provide such a notice of termination to Lessor by such date will be deemed a waiver of the termination right provided under this Section 2.2(b). Upon a termination occurring under this Section 2.2(b), Lessee shall be entitled to a refund of any Rent payments made pursuant to this Agreement, and this Agreement shall be of no further force or effect.
3.Lease of Aircraft; Inspection; Technical Acceptance; Delivery.
3.1.    Lease of the Aircraft. Commencing on the Delivery Date, Lessor shall lease the Aircraft to Lessee, and Lessee shall lease the Aircraft from Lessor, for the Term, and Lessee shall return the Aircraft to Lessor on the Expiration Date (or upon the earlier Termination of this Agreement as provided herein), upon and subject to the terms and conditions of this Agreement.
3.2.    Term. The Term shall commence on the Delivery Date and continue until the Expiration Date, subject to earlier Termination as provided herein.
3.3.    Anticipated Delivery Date. Lessor and Lessee (a) anticipate that the Aircraft will be available for delivery to Lessee on or about the Anticipated Delivery Date and (b) shall act in good faith at all times in an attempt to effect Delivery on or about the Anticipated Delivery Date.
3.4.    A Lease Only. At all times during the Term, full legal title to the Aircraft (including the Aircraft Documents) shall remain vested in Lessor to the exclusion of Lessee, notwithstanding the delivery thereof to, and the use by, Lessee. Lessor and Lessee agree that this Agreement is intended to be a “lease” within the meaning of 11 U.S.C. Section 1110 and shall constitute a lease for tax purposes.
3.5.    Delivery. On the Delivery Date, if all the conditions set forth in Sections 2.1 and 2.2 hereof have been satisfied or waived, the Aircraft shall be tendered for delivery to Lessee (which Lessee shall accept) pursuant to the procedure set forth herein by executing and delivering the Lease Supplement (the “Delivery”). The Delivery Date shall be the date of the Lease Supplement. The Aircraft and the Aircraft Documents will be tendered to Lessee for delivery at the Delivery Location.

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3.6.    Condition of the Aircraft; Modifications.
(a)    Lessor, as a condition of Lessee’s obligation to accept the Aircraft, shall, at its sole cost and expense, cause the Aircraft, including the Aircraft Documents, to meet all requirements set forth in Appendix G hereto (the “Delivery Condition Requirements”) as of the Delivery.
(b)    All unserviceable components and all discrepancies identified by Lessee during the ground or flight inspection conducted pursuant to Section 3.7 hereof shall be corrected by Lessor at Lessor’s expense prior to the technical acceptance of the Aircraft by Lessee (except such corrections as shall be deferred by mutual agreement of Lessee and Lessor, which corrections shall be performed at Lessor’s sole cost and expense thereafter).
(c)    Except as otherwise expressly provided by this Agreement, all configuration modifications required to fulfill Lessee’s operational demands shall be performed by Lessee and at Lessee’s cost and expense. All such modifications shall be performed by an Authorized Maintenance Performer, and shall be subject to the prior approval of Lessor, which approval shall not be unreasonably withheld.
3.7.    Inspection.
(a)    Prior to the Anticipated Delivery Date, Lessor shall cause the Aircraft and the Aircraft Documents to be made available for a pre-delivery inspection by Lessee, at Lessee’s expense, by giving Lessee the opportunity to inspect the Aircraft, the Engines, all installed Parts and the Aircraft Documents, with such inspection or inspections taking place at the Delivery Location or at such other location as Lessor and Lessee may agree in writing.
(b)    On or before the later of (i) ten (10) days following the execution of this Agreement by the parties or (ii) forty-five (45) days prior to the Anticipated Delivery Date, Lessor shall make available for Lessee’s inspection the Aircraft Documents which are available at that time (the “Historic Documents”). On or before the earlier of (A) the thirtieth (30th) day following the date on which Lessor makes such Historic Documents available to Lessee or (B) the fifth (5th) day prior to the Anticipated Delivery Date, Lessee shall notify Lessor in writing of any non-conformities between such Historic Documents and the requirements of this Agreement. Lessee shall be deemed to have waived any non-conformities between the Historic Documents and this Agreement to the extent Lessee fails to identify such non-conformities to Lessor in writing on or before the date set forth in (A) or (B) above, as applicable.
(c)    Any additional Aircraft Documents (“Additional Documents”) which are generated or otherwise become available from time to time after the date on which the Historic Documents are made available by Lessor for Lessee’s inspection shall be made available by Lessor for Lessee’s inspection within two (2) Business Days after they become available. Lessee shall notify Lessor in writing of any non-conformities between any such Additional Documents and the requirements of this Agreement on or before the second (2nd)

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Business Day following the date on which such documents are made available by Lessor for Lessee’s inspection.
(d)    Immediately prior to delivery of the Aircraft, Lessor, at the request of Lessee, shall make the Aircraft available for a test flight (of no more than one hour in duration) based on the Manufacturer’s test flight program to demonstrate the satisfactory functioning of the Aircraft and all of its systems. If the Aircraft is determined to be not in conformity with the Delivery Condition Requirements, the test flight shall be repeated as necessary pursuant to the provisions of Section 3.7(e) below. Lessee’s representatives shall be allowed to attend such test flight on board the Aircraft (but shall be responsible for their own expenses). Lessor shall arrange for an experienced aircraft crew for the test flight (which crew, upon mutual agreement of Lessor and Lessee, may be Lessee’s crew), and Lessor shall bear the operating expense of such test flight (including the cost of the crew, fuel, and any airport fees). Lessor shall assume all risk of any loss or damage to the Aircraft in connection with such test flight except to the extent the same is caused by the gross negligence or willful misconduct of Lessee or its representatives.
(e)    Promptly following the ground and flight inspection, but in no event more than 24 hours following such ground or flight inspection, Lessee shall notify Lessor of any defect or non-conformity with the Delivery Condition Requirements set forth in Appendix G, whereupon Lessor will advise Lessee of the estimated time required to effect correction of such defects or discrepancies. Upon the completion of any required corrections, Lessor will make the Aircraft available to Lessee for any further ground and/or flight reinspection as necessary (pursuant to Section 3.7(d) above) to verify compliance with the Delivery Condition Requirements.
3.8.    Acceptance. Upon the completion of the ground and flight inspections conducted pursuant to Section 3.7 hereof, and the performance by Lessor of any corrections required to bring the aircraft into conformity with the Delivery Condition Requirements, Lessee shall execute and deliver to Lessor a Technical Acceptance Certificate substantially in the form of Appendix D hereto (the “Technical Acceptance Certificate”).
3.9.    Modifications. Except as required to be performed by Lessor as part of the Delivery Condition Requirements, all work required to be performed on the Aircraft so as to satisfy Lessee’s operational requirements, to otherwise comply with the regulations of the Aviation Authority or for any other reason, shall be performed by an Authorized Maintenance Performer at Lessee’s cost and expense. Without limiting the generality of the foregoing, should Lessee (at any time during the Term of this Agreement) elect to make a change from the ABX Maintenance Program, Lessee shall be responsible for (a) creating the bridge package for such special program and (b) the cost of returning the Aircraft back to the ABX Maintenance Program upon the Return of the Aircraft at the end of the Term.
3.10.    Lease Termination Documents. Prior to (and as a condition of) Delivery or, at Lessor’s sole option, after Delivery and within fifteen days after request of Lessor during the Term, Lessee shall execute and deliver to Lessor: (a) one or more executed lease termination agreements in a form or forms acceptable for filing with the Aviation Authority and each other relevant

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Governmental Entity; (b) any other documents required by the Aviation Authority and each other relevant Governmental Entity, as required in Lessor’s reasonable determination to effectuate the de-registration of the Aircraft (if determined appropriate by Lessor) and termination of the Lease; and (c) all documents required to effectuate a discharge at the International Registry of the international interest created by this Agreement in respect of the Airframe and Engines (with such lease termination agreement and other documents referred to, collectively, as the “Lease Termination Documents”). The Lease Termination Documents shall be filed by Lessor only upon the occurrence of an Event of Default by Lessee hereunder (including without limitation any failure by Lessee to provide documents requested by Lessor to evidence the Expiration or Termination of the Lease).
4.Guaranties; Payments; Method of Payment.
4.1.    Guaranties .
(a)     Lessee shall cause Lessee Guarantor to execute and deliver to Lessor the Lessee Guaranty. The Lessee Guaranty shall be executed and delivered to Lessor prior to Delivery, and shall provide for an irrevocable and unconditional guaranty of the performance of all of Lessee’s payment obligations to Lessor under this Agreement, which Lessee Guaranty shall be capped at an amount as set forth therein.
(b)     Lessor shall cause the Lessor Guarantor to execute and deliver to Lessee the Lessor Guaranty. The Lessor Guaranty shall be executed and delivered to Lessee prior to Delivery, and shall provide for an irrevocable and unconditional guaranty of the performance of all of Lessor’s payment obligations to Lessee under this Agreement, which Lessor Guaranty shall be capped at an amount as set forth therein.
4.2.    Basic Rent.
(a)    Lessee shall pay, in advance, the Basic Rent specified in Appendix B to Lessor on each and every Basic Rent Date until the earlier of the following:
(1)    in the event of a Total Loss, the payment to Lessor of the Agreed Value in accordance with Section 19.1;
(2)    the Return; or
(3)    in the event that the Aircraft and the Aircraft Documents are returned to Lessor under circumstances in which the Aircraft or the Aircraft Documents do not conform to the Return Condition Requirements, the date on which Lessor executes and delivers to Lessee a Return Receipt in the form attached hereto as Appendix F.
(b)    The termination of Lessee’s obligation to pay Basic Rent pursuant to Section 4.2(a)(3) above shall not be in derogation of Lessor’s other rights and remedies against Lessee in the event of a return of the Aircraft and Aircraft Documents under circumstances

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in which the Aircraft and the Aircraft Documents as so returned do not conform to the Return Condition Requirements.
4.3.    Basic Rent Date.
(a)    The first payment of Basic Rent shall be made on or prior to the Delivery Date, as a condition of the Delivery, in an amount equal to the product of (i) the monthly Basic Rent multiplied by (ii) a fraction (A) whose numerator is the number of days from and after the Delivery Date remaining in the month which includes the Delivery Date and (B) whose denominator is the total number of days in such month.
(b)    On each Basic Rent Date following the Delivery Date (through the time set forth in Section 4.2(a) hereof, Lessee shall pay the Basic Rent to Lessor as required by Section 4.2(a).
4.4.    Payments in Dollars to Designated Bank Account. All payments owing by Lessee to Lessor pursuant to this Agreement (including, without limitation, the payment of Basic Rent) shall be made in Dollars by the wire transfer of immediately available funds to the bank account designated in Appendix B or to such other bank account as Lessor may designate in writing to Lessee from time to time. Payments shall not be considered made by Lessee until the owner of such bank account has received full credit in its account. Lessee accepts all risks of delay or blockage of any transfer made in accordance with the terms of this Agreement.
4.5.    Interest on Overdue Amounts. Any amount which is overdue pursuant to this Agreement shall bear interest at the rate indicated in Appendix B hereto calculated from the due date of such payment. The payment of such interest shall be made together with the payment of the overdue amount.
4.6.    Due Date Not on Business Day. In the event any payment required hereunder is due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day.
4.7.    No Abatement. Lessee’s obligations to pay Rent hereunder shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right Lessee may have against Lessor. There shall be no abatement of Rent for any period when the Aircraft shall be rendered unfit for use, grounded, unserviceable for any reason whatsoever, hijacked, confiscated, seized, requisitioned, restrained or appropriated.
5.Registration; Nameplates; Filings.
5.1.    Registration. Throughout the Term of this Agreement, the Aircraft shall remain registered in the United States or in such other jurisdiction as Lessor (and Lessor’s Lender) shall provide prior written approval, with such approval not being unreasonably withheld or delayed. At all times during the Term, the Aircraft shall be registered with the applicable Aviation Authority in the name of Lessor (or as otherwise registered with Lessor’s written consent). To the extent required

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by Lessor’s Lender or applicable Law, the international interest created by this Agreement in the Airframe and in the Engines shall be registered with the International Registry.
5.2.    Nameplates. Lessee shall attach or cause to be attached to the Airframe in a location reasonably adjacent to and not less prominent than the airworthiness certificate for the Aircraft, and to each Engine, fireproof nameplates in a form reasonably specified by Lessor which shall evidence the ownership interest of Lessor (and, as directed by Lessor, the security interest of Lessor’s Lender, as applicable). Lessee shall keep and maintain all such nameplates plainly, permanently and conspicuously on the Airframe and Engines throughout the Term.
5.3.    Filings. At or before Delivery, this Agreement (absent the provisions of Appendix B) and such other documents as Lessor may direct shall be filed with the Aviation Authority and with any other Governmental Entity registrar or international registrar as provided herein, including, without limitation, the International Registry. All costs and expenses (including the legal fees charged by Special FAA Counsel but not including the legal fees charged by Lessor’s counsel) relating to each of such filings shall be paid as set forth in Section 20.8 of this Agreement.
6.Possession, Use and Operation of the Aircraft; Risk of Loss or Damage.
6.1.    Possession of Aircraft; Wet-Lease.
(c)    Lessee, during the Term, shall be entitled to the possession and use of the Aircraft. Lessee shall not sublease or otherwise transfer possession of the Aircraft to any person or entity; provided, however, that, so long as no Event of Default shall have occurred and be continuing:
(1)    Lessee may deliver possession of the Aircraft to the Manufacturer or to any Authorized Maintenance Performer for testing, service, repair, maintenance or overhaul work thereon or on any Part thereof or for alterations or modifications in or additions thereto to the extent required or permitted by the terms of this Agreement; and
(2)    Lessee may, with the prior written consent of Lessor, enter into a sublease with respect to the Aircraft. Lessor’s consent to a sublease by Lessee shall not be unreasonably withheld or delayed, provided that the failure of Lessor’s Lender to approve a sublease shall be considered good cause for Lessor to withhold its approval.
(d)    Should Lessee not be an airline or other certificated operator of the Aircraft, Lessee shall have the right to enter into a sublease or operating agreement with a certificated operator, subject to the prior approval of Lessor, with such approval not being unreasonably withheld or delayed.
(e)    During the Term, Lessee shall be entitled to enter into and carry out any charter, “wet-lease” or other agreement with respect to the Aircraft on terms whereby the Aircraft will at all times be operated by an aircrew employed by and subject to the operational

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control of Lessee; provided that any such charter or other agreement (i) shall be approved by Lessor, such approval not being unreasonably withheld or delayed, (ii) shall be subordinate in all respects to this Agreement, (iii) will not extend beyond the end of the Term, (iv) will not result in any transfer of possession or control of, or create any interest in, the Aircraft to or in favor of any person or entity, and such possession and control shall remain at all times exclusively with Lessee and (v) shall not be entered into or renewed beyond its current term in the event that at the time Lessee seeks to so enter into or renew such charter, there exists an Event of Default.
6.2.    Possession of Engines.
(a)    During the Term, Lessee shall be entitled to the possession and use of each of the Engines. Lessee shall not, without the prior written consent of Lessor, transfer possession of any of the Engines to any person or entity; provided, however, that, so long as no Event of Default shall have occurred and be continuing, Lessee may, without the prior written consent of Lessor, exercise the following rights.
(1)    Maintenance Workshop. Lessee may deliver possession of any Engine to the Manufacturer or to an Authorized Maintenance Performer for testing, service, repair, maintenance or overhaul work on such Engine or any part thereof or for alterations or modifications in or additions to such Engine to the extent required or permitted by the terms of this Agreement.
(2)    Engines on Airframe Owned by Lessee. Lessee may install any Engine on an airframe owned by Lessee free and clear of all Liens, except (A) Permitted Liens or those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe and (B) the Lien of any mortgage which expressly and effectively provides that such Engine leased to Lessee hereby shall not become subject to the Lien thereof, notwithstanding the installation of such Engine on any airframe subject to such Lien, unless and until Lessee shall become the owner of such Engine.
(3)    Engine on Airframe Leased to Lessee. Lessee may install any Engine on an airframe leased to Lessee or purchased by Lessee subject to a hire purchase or conditional sale agreement; provided that (A) such airframe is free and clear of all Liens except (i) Permitted Liens or those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe, (ii) the Lien of any mortgage which expressly and effectively provides that such Engine leased to Lessee hereby shall not become subject to the Lien thereof, notwithstanding the installation of such Engine on any airframe subject to such Lien, unless and until Lessee shall become the owner of such Engine and (iii) the rights of the parties to the lease or hire purchase or conditional sale agreement covering such airframe and (B) there shall be in effect between Lessee and such lessor or hire vendor or conditional vendor of such airframe a written agreement (which may be the lease or

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hire purchase or conditional sale agreement covering such airframe) whereby such lessor or hire vendor or conditional vendor expressly and effectively agrees that neither it nor its successors and assigns will acquire or claim any right, title or interest in such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Agreement; and provided further, that the rights of any transfer permitted by this Section 6.2 shall be subject and subordinate to all of the terms of this Agreement, including, without limitation, Lessee’s obligation to return the Engines at the end of the Term and Lessor’s right to repossession pursuant hereto, and Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Agreement to the same extent as if such transfer had not occurred.
(b)    In the event that Lessee shall have entered into a mortgage, lease or conditional sale agreement complying with the provisions of clause (2) or clause (3) of Section 6.2(a) hereof, Lessor hereby agrees, for the benefit of the mortgagee, lessor or conditional vendor under such agreement, that Lessor and its successors and assigns shall not acquire or claim, as against such mortgagee, lessor or conditional vendor, any right, title or interest in any engine owned by such person or entity or in which it has a security or ownership interest by reason of such engine’s being installed on the Airframe. Any Engine removed from the Aircraft shall be, during the period such Engine is so removed, either safely housed and sheltered or repaired or maintained in accordance with this Agreement, or installed on an aircraft pursuant to this Section 6.2; provided, further, that: (1) Lessee maintains or causes to be maintained insurance in accordance with Section 11 in respect of the removed Engine at all times while it is removed from the Airframe (and, if required by Lessor, Lessee shall furnish or cause to be furnished to Lessor waivers or acknowledgments by the insurers of the aircraft on which such removed Engine is installed); and (2) as soon as reasonably practicable and in any event on or before expiration of the Term or termination of this Agreement, such removed Engine is reinstalled on the Airframe.
(c)    Notwithstanding anything to the contrary in this Section 6.2, Lessee shall return the Engines to Lessor at the end of the Term. Either of the Engines at Return may be a replacement Engine under one of two conditions: (i) upon the occurrence of a Total Loss with respect to an Engine during the Term (requiring an Engine replacement pursuant to Section 19.2 of this Agreement); or (ii) Lessor agreeing to accept an engine in substitution for an Engine upon Lessee’s request (which Lessor shall not unreasonably deny), subject to Lessee and such replacement Engine satisfying all of the requirements of Section 19.2 hereof (including, without limitation, the engine condition and title transfer requirements therein). Any replacement engine which satisfies this Section 6.2(c) (a “Replacement Engine”) thereafter shall be deemed an “Engine” for all purposes under this Agreement.
6.3.    Pooling of Parts. Any Part removed from the Aircraft as provided in Section 7 hereof may be subjected by Lessee to normal interchange or pooling agreements or arrangements customary in the airline industry and entered into by Lessee with other licensed air carriers or aviation parts suppliers in the ordinary course of its business, provided that the part replacing such removed Part shall be incorporated or installed in or attached to the Aircraft in accordance with

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Section 7 promptly upon the removal of such removed Part. In addition, any replacement part, when incorporated or installed in or attached to the Aircraft in accordance with Section 7, may be owned by another such air carrier or aviation parts supplier subject to such pooling arrangement; provided, further, that the Part so removed remains the property of Lessor and subject to this Agreement and that Lessee, at its expense, promptly thereafter either (a) causes title to such replacement part to vest in Lessor free and clear of Liens other than Permitted Liens, in accordance with Section 7.5, or (b) replaces such replacement part by incorporating or installing in or attaching to the Aircraft a further replacement part owned by Lessee free and clear of all Liens other than Permitted Liens, and causes title to such further replacement part to vest in Lessor and causes such replacement part to become subject to this Agreement.
6.4.    Commercial Operations. Lessee shall not use or permit the Aircraft to be operated except (a) in commercial operation for which Lessee (or Lessee’s sublessee or operator) is duly authorized by the laws of the United States and any other jurisdiction(s) to whose laws the operation of the Aircraft is subject and (b) in jurisdictions which are not excluded from coverage by any insurance policy required by the terms of this Agreement in effect with respect to the Aircraft.
6.5.    Lawful Use. Lessee shall not permit the Aircraft to be maintained, used, or operated in violation of any Law of any Governmental Entity having jurisdiction, or contrary to any Manufacturer’s operating manuals and instructions, or in violation of any airworthiness certificate, license, registration or AD relating to the Aircraft issued by any such Governmental Entity. Lessee shall not cause or permit the Aircraft to proceed to, or remain at, any location which is then the subject of a prohibition order (or any similar order or directive), sanctions or restrictions by or under any Governmental Entity having jurisdiction over Lessee or the Aircraft.
6.6.    Freight Operations. Lessee shall not use or permit the use of the Aircraft for the carriage of (a) whole animals, living or dead, except in cargo compartments according to I.A.T.A. regulations and except domestic pet animals carried in suitable containers to prevent the escape of any fluids and to ensure the welfare of the animal or (b) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes or any nuclear assemblies except in full compliance with applicable Law.
6.7.    Use Within Insurance Coverage. Lessee shall not operate the Aircraft or suffer the Aircraft to be operated: (a) within or into any geographic area unless the Aircraft is covered by insurance as required by the provisions of Section 11 during and with respect to its operations into that area; or (b) otherwise contrary to the terms or outside the coverage of such insurance as required by the provisions of Section 11.
6.8.    Net Lease.
(a)    During the Term, except as otherwise provided by the terms of this Agreement, Lessee shall bear all costs in connection with the possession, use, operation, maintenance, overhaul, repair and insurance of the Aircraft.

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(b)    During the Term, Lessee shall provide and pay for all crews and other personnel, fuel, lubricants, oil and electric power consumed by and required for the operation of the Aircraft.
(c)    Lessee shall promptly pay (or cause to be paid) all import/export fees (as applicable), navigation charges, route charges and airport charges (including landing fees, departure fees, airport handling charges and taxes) the nonpayment of which could result in a Lien upon the Aircraft or in the Aircraft being held or seized pending payment of such charges.
6.9.    Risk of Loss or Damage. Lessee shall bear all risks of loss or damage to the Aircraft, Engines, Parts and Aircraft Documents from any and all causes whatsoever from the Delivery Date until the re-delivery thereof to Lessor; provided that, in the event of a re-delivery of any one or more of the Aircraft, Engines, Parts and Aircraft Documents to Lessor, under circumstances which do not constitute a Return, then Lessee shall be responsible for the cost to Lessor to insure the Aircraft, Engines, Parts and Aircraft Documents during the period, following such re-delivery, for which Lessee continues to be obligated to pay Basic Rent pursuant to Section 4.2 hereof. If the Aircraft is requisitioned by any Governmental Entity during the Term, then, unless and until the Aircraft becomes a Total Loss, (a) the Term shall continue and Lessee shall continue to fulfill all its obligations under this Agreement and (b) Lessee shall, during the Term, be entitled to all requisition hire paid to Lessor or to Lessee on account of such requisition. For the avoidance of doubt, Lessor shall not be liable to supply an aircraft, an engine or any part, if the Aircraft, an Engine or a Part is lost or damaged or rendered unfit for use or grounded, hijacked, confiscated, seized, requisitioned, restrained or appropriated.
6.10.    Aircraft Substitution. Lessor, at its cost and expense, and upon the provision of reasonable notice to Lessee, shall have the right to provide an aircraft of like or better utility and economics in substitution for the Aircraft, provided that the substitute aircraft shall, except to the extent otherwise agreed between Lessor and Lessee, be in the same livery as the Aircraft. Lessee shall cooperate with Lessor in effecting such substitution and, upon the Lessee’s acceptance of the substitute aircraft, such aircraft shall be considered the Aircraft for purposes of this Agreement.
7.Maintenance and Modifications.
7.1.    Maintenance of the Aircraft; ADs.
(a)    General. From the Delivery until the Return of the Aircraft and the Aircraft Documents, Lessee, at its own expense, shall service, repair, maintain, overhaul, check or cause the same to be done to the Aircraft, in accordance with the Maintenance Program so as to keep the Aircraft eligible for FAR Part 121 operations, in the same condition as other Boeing 767 aircraft Lessee owns or operates, and in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times pursuant to the requirements of the Aviation Authority and the FAA (if not the applicable Aviation Authority).

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(b)    AD Compliance. Lessee shall have no responsibility for any of the costs associated with compliance with any AD, provided that the Aircraft is being operated by ABX Air pursuant to the Amended and Restated ATSA. In the event that the operation of the Aircraft by ABX Air pursuant to the Amended and Restated ATSA is subsequently terminated and Lessee has subleased the Aircraft to a third party that is not affiliated with Lessor, then Lessee shall be responsible for the costs associated with compliance with ADs pursuant to the following Subsections (1) to (5), effective as of the date of such termination (For the avoidance of doubt, the term “third party,” as used in this Subsection 7.1(b), shall be interpreted to include affiliates of DHL):
(1)    Lessee shall comply with all ADs issued during the Term affecting the Aircraft and requiring terminating action during the Term or within one year after the end of the Term (without regard to any deferrals which are or might be granted).
(2)    If the cost of complying with an AD is less than or equal to [*] ($[*]), Lessee shall pay all of such cost. If the cost of such compliance is greater than [*] ($[*]) (but only to the extent that such cost relates to work required to comply with an AD on a terminating action basis, and excluding work performed for any other purpose, such as compliance with ADs by means of repetitive inspections, recording compliance work in the Aircraft Documents, and all other maintenance work), Lessee shall pay the first [*] ($[*]), and the balance (the “AD Shared Expenses”) shall be paid initially by Lessee to the applicable Authorized Maintenance Performer, with Lessee being entitled to reimbursement from Lessor in an amount equal to the product of (a) the amount of the AD Shared Expenses times (b) a fraction, the numerator of which is 60 minus the number of months (rounded to the nearest whole number of months) from the date of completion of the subject AD work to the AD Term Date, and the denominator of which is 60.
(3)    If the cost of compliance with an AD on a terminating action basis is equal to or greater than [*] ($[*]), Lessee shall not perform such terminating action unless Lessor consents in advance in writing; provided, however, that, should Lessee request such consent on the part of Lessor and Lessor fail or refuse to provide such consent, then either: (i) Lessor shall provide to Lessee an alternative, equivalent aircraft under the same terms and conditions as this Agreement for the remainder of the Term; or (ii) the Lease shall terminate and (A) Lessor shall pay to Lessee any prepaid Basic Rent, (B) Lessee shall be entitled to return the Aircraft to Lessor without complying with the Return Condition Requirements relating to (and only to) that portion of the Aircraft subject to the applicable AD (i.e., the Airframe, the applicable Engine or Engines, the Landing Gear or the APU) and (C) with respect to the portions of the Aircraft not subject to the AD, Lessor shall assist Lessee in complying with the applicable Return Condition Requirements by pro-rating the costs of such compliance based upon a comparison of (x) the number of months between Delivery and the effective date of the AD and (y) the number of months between the effective date of the AD and the Expiration Date.

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(4)    Lessor’s obligation to contribute toward the payment of AD costs pursuant to this Section 7.1(b) is subject to and contingent upon:
(A)    Lessor shall have consented to the applicable terminating action, as required by Section 7.1(b)(3);
(B)    No Event of Default shall have occurred and be continuing;
(C)    Lessor shall have received evidence reasonably satisfactory to Lessor that the work contemplated by such AD has been completed; and
(D)    Lessor shall have received true copies of the invoices and paid receipts supporting the reported cost of such AD work.
(5)    Lessor shall make payment of its share of the AD Shared Expenses within thirty (30) days of its receipt of all of the documentation reasonably required by Lessor pursuant to Section 7.1(b)(4)(C) and (D) hereof. Lessee shall not offset the amount due from Lessor for its portion of the AD Shared Expenses against Rent or other amounts due to Lessor hereunder.
7.2.    Maintenance of the Aircraft Documents.
(a)    From the Delivery until the Return of the Aircraft, Lessee, at its own expense, shall maintain and update (or shall cause to be maintained and updated), in the English language, all Aircraft Documents as required by applicable Laws and by the regulations of the Aviation Authority and the FAA (if not the applicable Aviation Authority). Lessee shall at all times cause the Aircraft Documents to be stored (1) at a location disclosed to and accepted by Lessor and (2) in a complete and organized format.
(b)    When incorporating ADs, service bulletins, modifications, repairs or any other engineering changes to the Aircraft, Lessee shall revise or cause to be revised the customized documentation for the Aircraft in order to incorporate and reflect such ADs, service bulletins, modifications or repairs, as applicable.
(c)    Together with each transmission of the Written Summaries required under Section 7.8 hereof, Lessee shall provide to Lessor an electronically-scanned copy (in CD, DVD or electronic format reasonably acceptable to Lessor) of all Aircraft Documents changed or added since the scanned copy last provided to Lessor, so that the scanned copy in Lessor’s possession will be correct and complete as of the date of such Written Summaries.
7.3.    Authorized Maintenance Performer. All maintenance on the Airframe, Engines and Parts shall be performed by an Authorized Maintenance Performer.
7.4.    Replacement of Parts. Except as otherwise provided herein, Lessee, at its own expense, shall as soon as practicable replace (or cause to be replaced) all Parts that may from time to time be incorporated or installed in or attached to the Aircraft and that may become unserviceable, worn out, lost, stolen, destroyed, seized, confiscated or damaged beyond repair. In addition, in the

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ordinary course of maintenance, service, repair, overhaul, or testing, Lessee may remove (or caused to be removed) any Part, provided that Lessee shall replace (or cause to be replaced) such Part as promptly as practicable. All replacement parts shall be free and clear of all Liens, except for Permitted Liens, and shall be in good operating condition, shall be lawful for installation and use on the Aircraft under applicable Aviation Authority regulations and other applicable Law, and shall be certificated for use on a Boeing 767-300 aircraft.
7.5.    Title to Parts. All Parts at any time removed from the Aircraft shall remain the property of Lessor, no matter where located, until such time as: (a) such Parts shall be replaced by parts that have been incorporated or reinstalled in or attached to the Aircraft and that meet the requirements for replacement parts specified above in Section 7.4, and (b) title thereto shall have passed to Lessor free and clear of all Liens other than Permitted Liens. Immediately upon the incorporation or installation in or attachment in or to the Aircraft of any replacement part as above provided, and without further act (c) title to the removed Part shall vest in Lessee, free and clear of all rights of Lessor and any Lessor’s Liens and (d) such replacement part shall be subject to this Agreement and shall be deemed a Part of the Aircraft for all purposes hereof to the same extent as the Parts originally incorporated and installed in or attached to the Aircraft.
7.6.    Removal of Engines. Lessee shall be entitled, so long as no Event of Default shall have occurred and be continuing, to remove or permit the removal of any Engine from the Airframe and to install on the Airframe an engine, provided, that the removed Engine is, during the period of substitution, either being safely housed and sheltered or repaired or maintained in accordance with this Agreement, or is installed on an aircraft pursuant to Section 6.2 hereof (and the provisions of Sections 6.2(a)(2) or 6.2(a)(3), as applicable, concerning preservation of title shall apply to the removed Engine); provided, further, that:
(a)    Lessee maintains or causes to be maintained insurance in accordance with Section 11 in respect of the removed Engine at all times while it is removed from the Airframe (and, if required by Lessor, Lessee shall furnish or cause to be furnished to Lessor waivers or acknowledgments by the insurers of the aircraft on which such removed Engine is installed); and
(b)    as soon as reasonably practicable and in any event on or before end of the Term, such engine is removed from the Airframe and the removed Engine is reinstalled on the Airframe (subject to the Replacement Engine provisions of Section 6.2(c) of this Agreement).
7.7.    Equipment Changes.
(a)    Except as expressly provided herein or as a result of an AD or service bulletin or other requirement of the Aviation Authority or the Manufacturer, the Aircraft shall not be modified, altered, converted, or added to (an “Equipment Change”), provided that, subject to Lessor’s prior approval in writing, and in compliance with any conditions reasonably imposed by Lessor, Lessee may, at Lessee’s own expense, make (or cause to be made) such Equipment Changes to the Aircraft as Lessee may deem desirable, so long as such Equipment Change does not result in a diminution in the value or utility of the Aircraft. All such

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Equipment Changes shall be consistent with the rules and regulations of the Aviation Authority.
(b)    Title to all Parts incorporated or installed in or attached or added to the Aircraft as the result of such Equipment Change shall, without further act, vest in Lessor and shall become subject to this Agreement, free of all Liens other than Permitted Liens; provided, however, that so long as no Event of Default shall be continuing, Lessee may remove (or cause to be removed) any such Part if: (1) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of Delivery or any part in replacement of or in substitution for any such original Part; (2) such Part is not required to be incorporated or installed in or attached or added to the Aircraft pursuant to the provisions of Sections 7.1 hereof; and (3) such Part can be removed from the Aircraft without diminishing or impairing the value or airworthiness which the Aircraft would have had such Equipment Change not occurred. Without limiting the generality of the immediately prior sentence, all loose equipment owned by Lessee which is placed on board the Aircraft (and remains loose equipment) shall remain owned by Lessee.
(c    Upon the removal by Lessee of any such Part as above provided, title thereto shall, without further act, vest in Lessee free and clear of all Lessor’s Liens and rights of Lessor and such part shall no longer be deemed part of the Aircraft. Any Part not removed by Lessee as above provided prior to the Return of the Aircraft shall remain the property of Lessor; provided that Lessor may require Lessee, by notice to Lessee given not later than the 60th day prior to end of the Term (except during the continuance of an Event of Default), to remove any Parts incorporated or installed in the Aircraft as a result of an Equipment Change and to restore the Aircraft to its condition prior to such Equipment Change, prior to the end of the Term.
7.8.    Summary of Flight Hours, Cycles; Technical Information.
(a)    Lessee, at its own expense, shall, within ten (10) Business Days after the end of each calendar month of the Term and on the Return Date, provide (or cause to be provided) to Lessor written summaries (the “Written Summaries”) of the following events occurring during the previous calendar month: (1) Flight Hours and Cycles accrued on the Airframe and Engines, certified by an officer of Lessee; (2) all maintenance performed on the Airframe or Engines; and (3) any Engine changes.
(b)    Lessee shall give Lessor not less than fifteen (15) days’ prior written notice of the anticipated time and location of all partial or complete C-Checks, Engine shop visits, and other major maintenance to be performed on the Aircraft.
(c)    During the Term, Lessee shall furnish to Lessor such additional information concerning the location, condition, use and operation of the Aircraft as Lessor may reasonably request, including, without limitation, records reflecting the Airframe, Engine and APU service history.

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(d)    All information furnished by Lessee to Lessor concerning monetary amounts (whether in the Written Summaries or otherwise) shall be denominated in Dollars.
(e)    Together with each transmission of Written Summaries, Lessee shall provide to Lessor the electronically-scanned copies of the Aircraft Documents required under Section 7.2(c) hereof.
7.9.    Inspections.
(a)    Lessor may, but shall not be obligated to, upon giving five (5) Business Days prior notice to Lessee of its intention to do so (or any other notice which is reasonable under the circumstances), inspect the Aircraft, the Aircraft Documents, and any maintenance performed by or on behalf of Lessee during normal business hours, provided that such inspection does not unreasonably interfere with Lessee’s operations. Lessor shall be entitled, as part of any such inspection, to open any of the panels, bays and doors of the Aircraft. All inspections performed by Lessor shall be at its cost (except that, during the continuance of an Event of Default, such inspection shall be at Lessee’s cost and may be conducted without prior notice to Lessee).
(b)    Lessee shall assist and not interfere with any person designated by Lessor to conduct any inspection pursuant to this Section 7.9. Lessor shall not incur any liability or obligation by reason of not making an inspection and no failure by Lessor to make such inspection shall lessen any obligation of Lessee under this Agreement, including but not limited to Lessee’s obligations under this Section 7. In addition, Lessee shall at all times permit Lessor’s technical representatives to be present at and inspect any maintenance being conducted on the Aircraft or any constituent thereof. Lessee shall, upon Lessor’s request, provide Lessor with letters to the Authorized Maintenance Performer allowing the disclosure to Lessor of all matters relating to the maintenance of the Aircraft.
(c)    Lessor Not Obligated. Except as otherwise expressly provided in this Agreement, Lessor shall have no obligation whatsoever to service, repair, maintain, check or cause the same to be done to the Aircraft, or to keep the Aircraft in an airworthy condition.
7.10.    Aircraft Painting. Lessee shall be responsible for the costs incurred in repainting the Aircraft, if necessary, from time to time during the Term, provided, however, that the foregoing shall be subject to the prior written approval of Lessee, such approval not to be unreasonably conditioned, withheld or delayed.
8.Taxes.
8.1.    General Tax Indemnity. Lessee agrees to timely pay, and to indemnify Lessor against, any and all Taxes, whether such Taxes are now existing or hereafter adopted, enacted or amended, that may be asserted, levied or imposed on or against Lessor upon or with respect to or measured by: (a) the Aircraft or any Part thereof or interest therein; (b) this Agreement, and the performance of any of the transactions contemplated hereby or the exercise of remedies under this Agreement with respect to an Event of Default; (c) the delivery, testing, transportation, rental, sale,

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replacement, substitution, repossession, abandonment, transfer, rebuilding, leasing, subleasing, possession, presence, use, operation, condition, storage, maintenance, modification, alteration, repair or return of the Aircraft or any Part thereof or interest therein occurring subsequent to the Delivery Date; and (d) Rent payable under this Agreement.
8.2.    Certain Exceptions. The provisions of Section 8.1 hereof shall not apply to, and Lessee shall have no liability to Lessor thereunder with respect to, Taxes excluded under any of the following provisions or any combination thereof:
(f)    Taxes which are not yet due;
(g)    Taxes on, based on, measured by or with respect to the net or gross income, or net or gross receipts, capital, net worth, franchise, or conduct of business of Lessor (other than Taxes in the nature of sales, withholding, use or property Taxes) imposed by any federal, state or local government or taxing authority in the United States or any foreign government or foreign taxing authority, or by any possession or territory of the United States; and
(h)    Taxes that would not have been imposed but for any failure of Lessor to (1) file proper and timely reports or returns or to pay any Taxes when due, or (2) comply with any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required to obtain or establish relief or exemption from or reduction in such Taxes and Lessor was eligible to comply with such requirement.
8.3.    Indemnities Payable on After-Tax Basis; Payments in Respect of Tax Benefits. Lessee agrees that, with respect to any payment or indemnity to Lessor under this Section 8, Lessee’s indemnity obligations shall include an amount necessary to hold Lessor harmless from all Taxes (other than Taxes described in Section 8.2) required to be paid by Lessor with respect to the receipt or accrual of such payment or indemnity (including any payment by Lessor of any Taxes in respect to any indemnity payments received or receivable under this Section 8).
8.4.    Payment of Tax Indemnities. If (a) any Taxes are required to be deducted or withheld by Lessee from any payment of Rent or other amounts due to Lessor under this Agreement (“Withholding Taxes”) and (b) Lessee is required to indemnify Lessor against such Withholding Taxes pursuant to this Section 8 (“Indemnifiable Withholding Taxes”), then Lessee shall, at the time of paying such Rent, or other amount, pay to Lessor such additional amounts as may be necessary in order that the net amount of such payment of Rent or other amount, after deduction or withholding for Indemnifiable Withholding Taxes, will be equal to the amount Lessor would have received if such Indemnifiable Withholding Taxes had not been deducted or withheld. Any other amount payable to or on behalf of Lessor, pursuant to Section 8.1 hereof shall be paid to Lessor or, if so directed by Lessor, directly to the relevant taxing authority, within thirty (30) days after receipt by Lessee of a written demand therefor from Lessor accompanied by a written statement describing in reasonable detail the Taxes that are the subject of and basis for such payment or indemnity and the computation of the amount so payable.
9.Liens.

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9.1    During the Term, Lessee shall not create or suffer to exist any Lien upon or against the Aircraft, the Aircraft Documents or any of its rights under this Agreement, other than the following (“Permitted Liens”):
(a)    Lessor’s Liens;
(b)    repairers’ or other like Liens arising in the ordinary course of business, in respect of obligations which are neither overdue nor deferred;
(c)    the rights of others permitted under Sections 6 and 7 hereof;
(d)    Liens for taxes of any kind not yet due and payable or being contested in good faith by appropriate proceedings that do not involve any material risk of the sale, forfeiture or loss of the Aircraft or the Aircraft Documents or any interest therein;
(e)    Liens arising out of judgments or awards against Lessee with respect to which there shall have been procured a stay of execution;
(f)    salvage rights of insurers under insurance policies maintained pursuant to Section 11; and
(g)    the respective rights of Lessor and Lessee as provided herein.
9.2     All Liens excepted above under Section 9.1(b) shall be cleared by Lessee in the ordinary course of business, but not later than the end of the Term. If at any time during the Term a Lien (other than a Permitted Lien) shall be created or suffered to exist by Lessee, or be levied upon or asserted against the Aircraft or the Aircraft Documents, or if any person or entity should assert any Lien (other than a Permitted Lien) on any right of Lessee under this Agreement, Lessee shall notify Lessor and Lessee shall cause such Lien (other than Permitted Liens) forthwith to be discharged by bond or otherwise unless Lessor shall otherwise consent in writing. If Lessee shall fail to discharge any Lien (other than Permitted Liens), Lessor may do so, and Lessee shall pay to Lessor on demand the amount paid by Lessor together with Lessor’s losses, costs, and expenses, including reasonable legal fees and expenses. The obligations set forth in this Section 9 shall survive the Expiration or Termination of this Agreement.
10.Indemnification.
10.1.    Indemnification and Holding Harmless. Lessee agrees to defend, indemnify, reimburse, and hold harmless Lessor, Lessor’s Lender, and their respective affiliates, subsidiaries, successors, assigns and subcontractors, together with each of such entities’ respective directors, officers, agents, shareholders and employees (hereinafter individually and collectively the “Indemnified Parties”) from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, penalties, fines, other sanctions and any costs and expenses in connection therewith, including but not limited to reasonable attorneys’ fees and expenses (any and all of which are hereafter referred to as “Claims”) that in any way result from or arise out of or in relation to: (a) the condition, manufacture, delivery under this Agreement,

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possession, return, disposition after an Event of Default, use or operation of the Aircraft either in the air or on the ground; (b) any defect in the Aircraft arising from the material or any article used therein or from the design, testing or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft, regardless of when such defect shall be discovered, and regardless of where the Aircraft may then be located; (c) any breach by, or noncompliance by Lessee with, any provision of this Agreement or any other agreement or document contemplated hereby or given or entered into by Lessee in connection herewith; or (d) any bodily injury suffered by any person, or any property damage suffered by any person or entity, in the course of or as a result of the use, operation, maintenance, service, repair, overhaul, testing, possession, delivery under this Agreement or return of the Aircraft. The foregoing indemnity shall not apply to (1) any Claim that constitutes a Permitted Lien, (2) Claims for Taxes, it being agreed that Section 8 represents Lessee’s entire obligation with respect to Taxes, (3) Claims attributable to the gross negligence or willful misconduct of any Indemnified Party, (4) Claims attributable to any misrepresentation by any Indemnified Party herein or in any agreement or document delivered by it in connection herewith or (5) with the exception of clause (c) above, Claims attributable to acts or events occurring before the Delivery Date or following Expiration or Termination of this Agreement and the Return of the Aircraft to Lessor.
10.2.    Lessee’s Waiver and Release. Lessee hereby waives and releases any Claim now or hereafter existing against the Indemnified Parties on account of any Claim of or on account of or arising from or in any way connected with injury to or death of personnel of Lessee or loss or damage to property of Lessee that may result from or arise in any manner out of or in relation to the condition, use or operation of the Aircraft, either in the air or on the ground, during the Term, or that may be caused during the Term by any defect in the Aircraft arising from the material or any article used therein or from the design, testing or use thereof, or from any maintenance, service, repair, overhaul or testing of the Aircraft, except to the extent that such claim arises out of the breach by any Indemnified Party of its obligations hereunder or under any agreement or document delivered in connection herewith, regardless of when such defect may be discovered, and regardless of the location of the Aircraft at any such time. The foregoing waiver and release shall not apply to any Claim arising out of the gross negligence or willful misconduct of any Indemnified Party.
10.3.    Surviving Obligations. The indemnities and agreements contained in this Section 10 shall survive the end of the Term and the Return of the Aircraft. The indemnities contained in this Section 10 are expressly made for the benefit of and shall be enforceable by the Indemnified Parties.
10.4.    Not an Indemnified Party. Notwithstanding anything to the contrary in this Section 10, no manufacturer, repairer, servicer, modifier or the like shall be considered an Indemnified Party unless expressly referenced herein, and the Lessee and their insurers retain full right of subrogation and recourse against all but the Indemnified Parties in accordance with this Section 10.
11.Insurance.
11.1    Aviation Third Party Legal Liability Insurance. As of the Delivery Date and continuing for a period of two years following the end of the Term or, if earlier, until the next major Aircraft maintenance check, Lessee shall carry at its expense (or shall cause to be carried) with

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insurers of internationally recognized standing, aviation legal liability insurance in respect of the Aircraft in amounts denominated in United States Dollars not less than the Minimum Liability Coverage amount designated in Appendix B hereto combined single limit for bodily injury and property damage each occurrence (and in the aggregate as respects aviation products/completed operations and third party liability war and allied perils), and subject to customary sub-limits for non-aviation coverages. Such insurance shall include third party legal liability including passenger liability, liability war and allied perils, property damage liability (including cargo, baggage (checked and unchecked) and mail liability), premises liability, products/completed operations liability, contractual liability and political risk (including expropriation) insurance in the amounts set forth in Appendix B. All such insurance shall be in form and substance reasonably satisfactory to Lessor. Lessee covenants that any insurance policies carried in accordance with this Section 11.1 and any policies taken out in substitution or replacement for any of such policies shall: (i) be endorsed to name Lessor, Lessor’s Lender, each of the other Indemnified Parties and such other parties as Lessor may from time to time reasonably designate by notice to Lessee as additional insureds for their respective interests with respect to the Aircraft (hereinafter each an “Additional Insured” and collectively the “Additional Insureds”); (ii) provide that in respect of the interests of any Additional Insured in such policies, the insurance shall not be invalidated by any act or omission (including misrepresentation and non-disclosure), provided that the Additional Insured so protected has not caused, contributed to or knowingly condoned the said act or omission; (iii) provide that insurers waive all rights of subrogation against the Additional Insureds; (iv) provide that, if such insurance is canceled or allowed to lapse for any reason whatsoever, or if any material change is made in such insurance that adversely affects the interest of any Additional Insured, such cancellation, lapse or change shall not be effective as to any Additional Insured for thirty (30) days (seven (7) days, or such other period as is then customarily obtainable in the industry, in the case of any war and allied perils liability coverage) after the giving of written notice from such insurers or Lessee’s appointed insurance broker to Lessor and Lessor’s Lender; (v) be primary without right of contribution from any other insurance maintained by any Additional Insured; (vi) provide a severability of interests provision applicable to each insured and Additional Insured under the policy such that all of the provisions of the insurance required hereunder, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and Additional Insured; (vii) waive any right of the insurers to any setoff, counterclaim or other deduction against the Additional Insureds, and; (viii) provide for worldwide coverage, subject to such limitations and exclusions as may be expressly set forth in the certificates of insurance delivered pursuant to Section 11.4 hereof provided such limitations and exclusions are not applicable to the territories where the Aircraft is operated by Lessee, or as Lessor may otherwise agree in writing.
11.2    Aircraft Hull Insurance.

(a)     On or prior to the Delivery Date and throughout the Term, Lessee shall maintain (or cause to be maintained) in full force and effect, at its expense and on terms substantially similar to and no less favorable than insurance carried by Lessee on similar aircraft in its fleet, all-risk ground and flight aircraft hull insurance covering the Aircraft including coverage of the Engines and Parts while temporarily removed from or not installed on the Aircraft and not replaced with similar components in amounts denominated and payable in United States Dollars not less than, in respect of the Aircraft, the Agreed Value as set forth in Appendix B hereto, and with respect to any Engines

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or Parts while removed from the Aircraft on a replacement value basis. Lessee shall maintain such insurance covering any loss or damage arising from:

(i)    war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power;

(ii)        strikes, riots, civil commotions or labor disturbances;
(iii)        any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional;
(iv)        any malicious act or act of sabotage;
(v)        confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) or public or local authority; and
(vi)        hijacking or any unlawful seizure or wrongful exercise of control of the Aircraft or any Engine or any airframe on which any Engine is installed or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft or such airframe acting without the consent of the insured.
(b)     The hull war and allied perils insurances shall be in accordance with Lloyd’s Aviation Underwriters Association Standard Policy Form LSW 555D unless otherwise approved by Lessor in writing. Lessee covenants that all policies and subsequent policies taken out in accordance with this Section 11.2 shall: (A) be issued by insurance companies or underwriters of internationally recognized standing in the aviation industry; (B) be endorsed to name Lessor or (as directed by Lessor) Lessor’s Lender as the loss payee to the extent of its interests in respect of hull claims that become payable on the basis of a total loss and shall provide that any other loss shall be settled (net of any relevant policy deductible) with such party(ies) as may be necessary to repair the Aircraft unless otherwise agreed in writing after consultation among the insurers, Lessor and Lessor’s Lender (it being agreed that where the loss is not expected to exceed U.S.$500,000 and, unless Lessor has notified the insurers to the contrary, such loss will be settled with and paid to Lessee); (C) be amended to name the Additional Insureds as additional insureds for their respective interest with respect to the Aircraft; (D) provide that, in respect of the interest of any Additional Insureds in such policies, the insurance shall not be invalidated by any act or omission, provided that the Additional Insured so protected has not caused, contributed to or knowingly condoned the said act or omission; (E) provide that none of the Additional Insureds shall have responsibility for the payment of premiums or any other amount payable under such policies; (F) provide that insurers shall waive all rights of subrogation as against the Additional Insureds; (G) provide that, if such insurance is canceled or allowed to lapse for any reason whatsoever, or if any material change is made in such insurance which adversely affects the interest of an Additional Insured, such cancellation, lapse or change shall not be effective as to any Additional Insured for thirty (30) days (seven (7) days, or such other period as is then customarily obtainable in the industry, in the case of any hull war and allied perils

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coverage) after the giving of written notice from such insurers or Lessee’s appointed insurance broker to Lessor and Lessor’s Lender; (H) waive any right of the insurers to any setoff, counterclaim or other deduction against the Additional Insureds; (I) provide for worldwide coverage, subject to such limitations and exclusions as may be set forth in the certificates of insurance delivered pursuant to Section 11.4 hereof provided such limitations and exclusions are not applicable to the territories where the Aircraft is operated by Lessee, or as Lessor may otherwise agree in writing; (J) contain a 50/50 claims funding clause in the form of Lloyd’s standard provision AVS103 in the event of a dispute as to which policy in respect of the hull insurance set forth in this Section 11.2 shall pay in the event of a loss; and (K) have deductibles (not applicable in case of a total, constructive total and/or arranged total loss) standard in the industry which do not exceed, per occurrence, the lesser of (i) $500,000 and (ii) such amounts carried by Lessee with respect to other aircraft similar to the Aircraft and operated on similar routes or which are otherwise reasonably acceptable to, and approved in writing by Lessor, provided, however, any deductibles shall be assumed by and at the sole risk of Lessee and to the extent applicable shall be paid by Lessee.
(c)        All insurance coverage shall be subject to Endorsement AVN67B (or a comparable endorsement).
11.3    Default. If Lessee shall default in effecting, keeping or maintaining any insurance or if any insurance shall for any reason become void, Lessor may (but without any obligation to do so and without prejudice to Lessor’s other rights and remedies hereunder) effect, keep up or maintain such insurance at the cost of Lessee and Lessee will forthwith upon demand repay or cause to be repaid to Lessor all premiums and other moneys from time to time paid or payable by Lessor in respect of such insurance.

11.4    Certificates. Not less than ten (10) business days before the Delivery Date, unless otherwise approved by Lessor in writing, and promptly upon each renewal thereafter, Lessee will furnish to Lessor certificates of insurance written in English from an authorized representative of the insurers providing the insurance required hereunder and certificates of reinsurance from reinsurance brokers (together with a letter of undertaking from each of such representative and such reinsurance brokers stating that such insurance and reinsurance complies with the terms hereof) describing in detail the insurance and reinsurance carried and maintained on the Aircraft. Such certificates of insurance shall be in form and substance reasonably satisfactory to Lessor and Lessor’s Lender. Failure of Lessee to furnish certificates of insurance or procure and maintain the insurance required herein or the failure of Lessor and Lessor’s Lender to request such certificates shall not constitute a waiver of Lessee’s obligations hereunder.

11.5    Premiums. Lessee agrees to pay the premiums (or installments thereof) as required by the terms of such policies.

11.6    Claims. After a Total Loss in relation to the Aircraft shall have occurred and so long as no Default or an Event of Default shall have occurred and be continuing, Lessee may pursue any and all claims against the insurers in respect of the insurance with respect to the Aircraft, subject to consultation with Lessor; provided that no settlement or compromise of any such claim may be made without the approval of Lessor (which approval shall not be unreasonably withheld or delayed).

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Should a Default or an Event of Default have occurred and be continuing and any claim be made under any of the insurance policies, Lessor shall have full power to make, enforce, settle or compromise all claims with the insurers in respect of the insurance (other than the liability insurance) or for compensation and to sue for, recover, receive and give discharge for all moneys payable by virtue thereof, to be held and applied in accordance with Section 11.2 hereof. Lessee shall irrevocably and unconditionally assign or cause to be assigned the insurance to Lessor (or, if requested by Lessor, to Lessor’s Lender) if such an assignment is advisable for the purpose of the preceding sentence. Lessee shall do or cause to be done all things necessary and provide or cause to be provided all documents, evidence and information to enable the assignee or loss payee referred to above to collect or recover any moneys due or to become due in respect of the insurance.
11.7    Self-Insurance. Except for the deductibles permitted by Section 11.2 hereof or otherwise permitted in writing by Lessor, Lessee shall not be permitted to self-insure against any of the risks required to be covered by the insurance described in this Section 11.
11.8    Application of Payments During Existence of Default or Event of Default. Any amount referred to in Section 11.2 hereof which is payable to or retainable by Lessee shall not be paid to or retained by Lessee if, at the time of such payment or retention, a Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to Lessor (or, as directed by Lender, to Lessor’s Lender) as security for the obligations of Lessee under this Agreement. Upon the earlier of (i) such time as there shall not be continuing any such Default or Event of Default or (ii) the end of the Term, such amount shall be paid to Lessee to the extent not previously applied in accordance with the terms hereof.
12.Assignment.
12.1.    Assignment by Lessee. Lessee shall not assign or transfer all or any of its rights or obligations under this Agreement without the prior written consent of Lessor; provided, however, that such consent shall not be required so long as (a) such assignment is to an Affiliate of Lessee, (b) the assignee assumes in writing all of the obligations of the “Lessee” under this Agreement for the benefit of Lessor and (c) Lessee provides written notice of such assignment to Lessor.
12.2.    Assignment by Lessor.
(a)    Lessor may, at its own expense and without the prior consent of Lessee, assign or transfer all of its rights and obligations under this Agreement to an Affiliate of Lessor upon providing prior written notice of such assignment to Lessee. Any other assignment by Lessor shall be subject to the prior consent of Lessee, which such consent shall not be unreasonably withheld or delayed. Upon (1) any such assignment becoming effective and (2) the assignee assuming all of Lessor’s obligations under this Agreement, Lessor shall be released of any further obligations hereunder. Any assignment pursuant to this section 12.2(a) shall not affect the obligations of Lessor Guarantor.
(b)    After notice from Lessor of any such sale or transfer of the Aircraft or any assignment or transfer of all or any of Lessor’s rights and obligations under this Agreement, upon request from Lessor and at Lessor’s expense, Lessee shall, as soon as practicable, execute any

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agreements or other instruments that may be necessary or reasonably requested by Lessor in order to allow, give effect to, or perfect any assignment or transfer of Lessor’s rights and obligations under this Agreement (including, without limitation, certificates confirming (to the extent that such matters are accurate) (1) the continuing truth and accuracy of Lessee’s representations as set forth herein, (2) the continuing viability of Lessee’s warranties, indemnities, covenants and other obligations set forth herein, (3) that no Event of Default has occurred and is continuing, (4) that no Total Loss has occurred, (5) that the Lease is in full force and effect, (6) that the insurance as required pursuant to this Agreement remains in full force and effect with the assignee named as sole loss payee and added as an additional insured to the existing additional insureds as of the assignment, and (7) such other matters as reasonably requested by Lessor).
(c)    In any instance where a transfer or assignment effected by Lessor is to more than one person, such transferees or assignees shall select an agent who shall act on behalf of all such transferees or assignees and with whom Lessee may deal exclusively, and notify Lessee thereof.
12.3.    Assignment of Warranties.
(a)     As of the Delivery Date and unless a Default or Event of Default shall have occurred and be continuing, Lessor hereby assigns to Lessee, to the fullest extent permitted by law and contract: (a) all warranties (to the extent still existing) covering the Aircraft and all components, parts and accessories installed on, or delivered with the Aircraft; and (b) Lessor’s right to and possession of all manuals, diagrams and support materials and all records covering the Aircraft and related components, parts and accessories; in the case of the Airframe and the Engines. To the extent that such warranties are not assignable, Lessor shall cooperate with Lessee in enforcing all such warranties for the benefit of Lessee. Upon an Event of Default, the assignment hereunder shall automatically terminate and all rights assigned to Lessee pursuant to this Section 12.3 shall automatically revert back to Lessor.
(b)     On the Return Date, Lessee shall be deemed to have assigned or reassigned to Lessor all warranties covering the Aircraft without further action on the part of Lessee; provided, that Lessee may retain the right to pursue remedies and to receive benefits with respect to claims of Lessee arising in respect of events prior to the Return Date; provided further, that, to the extent requested by Lessor, Lessee shall execute a separate assignment of warranties in favor of Lessor at the Return. To the extent that any of such warranties are not assignable, Lessee shall cooperate with Lessor in enforcing all such warranties for the benefit of Lessor.
13.“As-Is” Condition, Disclaimer and Release. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, FROM AND AFTER THE DELIVERY, THE AIRCRAFT AND OTHER ITEMS DELIVERED HEREUNDER ARE LEASED TO LESSEE IN THEIR “AS IS, WHERE IS” CONDITION, AND LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ANY AND ALL WARRANTIES, OBLIGATIONS AND LIABILITIES, EXPRESS OR IMPLIED, DIRECT OR INDIRECT, OF LESSOR, ITS SUCCESSORS AND ASSIGNS AND ALL OTHER INDEMNIFIED PARTIES, AND ANY AND ALL RIGHTS, CLAIMS, AND REMEDIES, EXPRESS OR IMPLIED, DIRECT OR INDIRECT, OF LESSEE AGAINST LESSOR, ITS SUCCESSORS AND ASSIGNS AND ALL OTHER INDEMNIFIED PARTIES, ARISING BY LAW OR OTHERWISE (EXCEPT ANY SUCH SET FORTH IN THIS AGREEMENT) WITH

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RESPECT TO THE AIRCRAFT OR ANY PARTS OR THE USE OR OPERATION THEREOF OR ANY NONCONFORMANCE OR DEFECT THEREIN, INCLUDING BUT NOT LIMITED TO: (a) ANY WARRANTY AS TO THE CONDITION OF THE AIRCRAFT; (b) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE; (c) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE; (d) ANY LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE STRICT LIABILITY OR THE ACTUAL OR IMPUTED NEGLIGENCE OF LESSOR AND ITS RESPECTIVE SUCCESSORS OR ASSIGNS OR ANY OTHER INDEMNIFIED PARTY; AND (e) ANY STATUTORY OR OTHER WARRANTY, CONDITION, DESCRIPTION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE STATE, QUALITY, VALUE, CONDITION, DESIGN, OPERATION OR FITNESS OF THE AIRCRAFT. IN ADDITION TO ALL OTHER REQUIREMENTS OF THIS AGREEMENT, THIS SECTION 13 SHALL NOT BE MODIFIED EXCEPT BY WRITTEN AGREEMENT SIGNED ON BEHALF OF LESSOR BY ITS DULY AUTHORIZED REPRESENTATIVE.
14.Representations and Warranties.
14.1.    Lessee’s Representations and Warranties. Lessee represents and warrants as follows, as of the date hereof and as of the Delivery Date.
(a)    Legal Form and Qualification. Lessee is a corporation organized and existing in good standing under the laws of Ohio and has full power to conduct its operations as presently conducted.
(b)    Authority. Lessee has full power, authority and legal right to enter into, deliver and perform this Agreement and all agreements or instruments required hereunder.
(c)    Binding Obligations. This Agreement constitutes and any related documents, when entered into, will constitute, legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with the terms hereof or thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally as well as by general principles of equity.
(d)    No Additional Consents or Approvals. Neither the execution and delivery by Lessee of this Agreement or any other document delivered by it in connection herewith nor the consummation of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, or the registration with, any Governmental Entity.
(e)    Registration, Filing of the Agreement. It is not necessary or advisable under any applicable Law in order to ensure the validity, effectiveness and enforceability of this Agreement that this Agreement or any other instrument relating hereto be filed, registered or notarized or that any other action be taken, other than those provided for in Section 5 hereof.

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(f)    No Violation. Neither the execution and delivery nor the performance by Lessee of this Agreement and any other document delivered by Lessee in connection herewith, nor consummation of any of the transactions as contemplated thereby, will result in any violation of, or be in conflict with, or constitute a default under, or result in the creation of any Lien upon any property of Lessee under any of the provisions of Lessee’s charter or by-laws, or of any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, note or bond purchase agreement, license, bank loan, credit agreement or other agreement to which Lessee is a party or by which Lessee is bound, or any law, judgment, governmental rule, regulation or order of any Governmental Entity.
(g)    Protection of Ownership. Except for the registration and filings provided for in Section 5 hereof, no other filing or registration of any instrument or document is necessary in order to protect Lessor’s title to and ownership of the Aircraft.
(h)    No Default. No Default or Event of Default has occurred and is continuing under this Agreement (or under any of the Other Lease Agreements).
(i)    No Litigation. There are no suits, litigation, arbitration or other proceedings pending or, to the knowledge of Lessee, threatened against or affecting Lessee that, if adversely determined, would have a material adverse effect upon Lessee’s financial condition or business or its ability to perform its obligations hereunder.
(j)    Withholding Tax. Neither the payment of Rent nor the payment of any other amount required under this Agreement is subject to deduction or withholding taxes or the equivalent under the laws of any Governmental Entity.
(k)    Pari Passu Ranking. The obligations of Lessee to make payments hereunder will rank at least pari passu in right of payment with all other unsecured, unsubordinated obligations of Lessee.
(l)    Sovereign Immunity. Lessee does not enjoy or claim any sovereign or governmental immunity from suit or enforcement of private contracts.
14.2.    Lessor’s Representations and Warranties. Lessor represents and warrants as follows, as of the date hereof and of the Delivery Date.
(a)    Organization. Lessor is a corporation organized and existing in good standing under the laws of Florida, and has all requisite power, authority and legal right to enter into and perform its obligation under this Agreement and any other document delivered by Lessor in connection herewith.
(b)    Authorization. Lessor has duly authorized, executed and delivered this Agreement and, assuming this Agreement has been duly authorized, executed and delivered by Lessee, this Agreement constitutes a legal, valid and binding obligation of Lessor enforceable against Lessor in accordance with its terms, except as may be limited by

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bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally as well as by general principles of equity.
(c)    No Violation. Neither the execution and delivery or performance by Lessor of this Agreement and any other document delivered by Lessor in connection herewith, nor consummation of any of the transactions as contemplated thereby, will result in any violation of, or be in conflict with, or constitute a default under, or result in the creation of any Lien upon any property of Lessor under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, note or bond purchase agreement, license, bank loan, credit agreement or other agreement to which Lessor is a party or by which Lessor is bound, or any law, judgment, governmental rule, regulation or order of any Governmental Entity.
(d)    No Consents or Approvals. Neither the execution and delivery by Lessor of this Agreement or any other document delivered by it in connection herewith nor the consummation of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, or the registration with, any Governmental Entity located in the United States.
(e)    Citizenship. Lessor is (1) a “citizen of the United States” as that term is defined in Section 40102(a) (15) of Title 49 of the United States Code and (2) a “United States person” as that term is defined in Section 7701(a)(30) of Title 26 of the United States Code.
(f)    No Litigation. There are no suits, litigation, arbitration or other proceedings pending or, to the knowledge of Lessor, threatened against or affecting Lessor that, if adversely determined, would have a material adverse effect upon Lessor’s financial condition or business or its ability to perform its obligations hereunder.
(g)    Ownership. As of the Delivery, Lessor holds legal title to the Aircraft.
15.Covenants.
15.1.    Lessee’s Covenants. Lessee hereby covenants with Lessor that during the Term, Lessee shall fully comply with and perform the following obligations.
(a)    Lessee shall punctually pay to Lessor when due all the monies specified and calculated in accordance with the terms of this Agreement and at the time and in the manner herein specified and shall punctually and duly observe and perform Lessee’s obligations under this Agreement.
(b)    Lessee shall maintain (or shall cause to be maintained) insurance in respect of the Aircraft, its liabilities and properties in accordance with good airline practice and the terms and conditions of this Agreement.

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(c)    Lessee shall preserve its existence and maintain all rights, privileges, licenses and franchises necessary to its business or material to its performance of its obligations under this Agreement.
(d)    Lessee shall provide Lessor with notice of any change in its chief executive office prior to such change, provided that such notice shall not be required more than five (5) days prior to such change; and further provided that Lessor shall keep such information confidential until after the change occurs.
(e)    To the extent that Lessee is a certified operator, Lessee shall keep in full force Lessee’s operator’s certificate(s) issued by the Aviation Authority and each other Governmental Entity, including all special conditions and obligations to be fulfilled by Lessee, and of all renewals, amendments and modifications thereto.
(f)    Lessee shall promptly, upon becoming aware of the same, notify Lessor in writing of the occurrence of any Event of Default or of any event which with the giving of notice or passage of time could become an Event of Default.
(g)    Lessee shall not do or knowingly permit to be done or omit or knowingly permit to be omitted to be done any act or thing which might reasonably be expected to jeopardize the rights of Lessor as owner and lessor of the Aircraft and as an additional insured or loss payee under the insurance required under this Agreement.
(h)    Lessee shall not, on any occasion when the ownership of the Aircraft, any Engine or any Part is relevant, claim any interest in the Aircraft other than as Lessee under this Agreement.
(i)    Lessee shall not at any time (1) represent or hold out Lessor as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation or carriage (whether for hire or reward or gratuitously) which may be undertaken by Lessee or (2) pledge the credit of Lessor.
(j)    Lessee shall not attempt, or hold itself out as having any power, to sell, lease or otherwise dispose of the Aircraft, the Aircraft Documents, any Engine or any Part, except as provided in Section 6 hereof.
(k)    Lessee shall maintain (or cause to be maintained) in good standing a current certificate of airworthiness for cargo operations for the Aircraft issued by the Aviation Authority.
(l)    Lessee shall maintain the Aircraft (or cause the Aircraft to be maintained) in all respects so as to be in compliance with FAR Part 121.
(m)    Lessee shall not discriminate against the Aircraft (as compared to other aircraft owned or operated by Lessee in its commercial cargo fleet) in contemplation of the expiration or termination of this Agreement, with respect to Lessee’s use, operation or

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maintenance of the Aircraft or the performance by Lessee of ADs or service bulletins (other than withdrawal of the Aircraft from use and operation as is necessary to prepare the Aircraft for return to Lessor upon such termination or expiration).
(x)    Lessee will take all steps reasonably requested by Lessor, required or necessary to cause: (i) this Agreement, and all supplements and all amendments thereto to be promptly filed and recorded, or filed for recording, to the extent permitted by the Aviation Authority or required under any other applicable Law; and (ii) as required by Lessor’s Lender or applicable Law, the international interests with respect to this Agreement to be registered with the International Registry.
15.2.    Lessor’s Covenant of Quiet Enjoyment. Lessor hereby covenants with Lessee that, during the Term, so long as no Event of Default hereunder shall be continuing, neither Lessor, any person acting on its behalf or in its stead, any predecessor or successor in interest of Lessor, nor any person claiming an interest in the Aircraft by or through Lessor, shall interfere with Lessee’s rights hereunder or Lessee’s quiet and undisturbed use and enjoyment of the Aircraft; provided, however, that this Section 15.2 shall not limit Lessor’s right of inspection as set forth in this Agreement. Should such an interference occur, Lessor shall promptly eliminate the cause of such interference upon receipt of a notice thereof from Lessee.
16.Default by Lessee; Remedies.
16.1.    Events of Default. An Event of Default shall mean the occurrence and continuance of any of the following events.
(a)    Lessee shall fail to make any payment of Rent within ten (10) days of the relevant due date at the place and in the funds required under this Agreement.
(b)    Lessee shall fail to make any other payment due hereunder within the later of thirty (30) days of the relevant due date at the place and in the funds required under this Agreement.
(c)    Lessee shall fail to carry and maintain insurance on or in respect of the Aircraft (or to cause the effectiveness of such insurance) in accordance with the provisions of this Agreement or shall operate (or allow the operation of) the Aircraft without such insurance coverage being in full force and effect with regard to such operation.
(d)    Any representation or warranty made, by Lessee herein shall have been incorrect in any material respect at the time made or deemed to be made.
(e)    Lessee shall fail to return possession of the Aircraft and the Aircraft Documents to Lessor at the Return Location on the Return Date.
(f)    Lessee shall:

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(1)    create or suffer to exist any Lien for taxes of any kind or arising out of a judgment or award against Lessee which Lien does not constitute a Permitted Lien;
(2)    fail to perform or observe any of the covenants or agreements set forth in Sections 5.1, 6.1 or 9 hereof, and if such failure shall continue unremedied for a period of thirty (30) days after written notice thereof by Lessor; or
(3)    fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and if such failure shall continue unremedied for a period of thirty (30) days after written notice thereof by Lessor; provided, however, that such failure shall not constitute an Event of Default hereunder if (A) such failure is not capable of being cured within the thirty-day period following such notice from Lessor and (B) a cure is diligently pursued by Lessee thereafter; provided, further, however, that in any event such failure shall constitute an Event of Default hereunder if it continues for more than 120 days following such notice from Lessor.
(g)    Lessee shall (1) apply for or consent to the appointment of a receiver, trustee or liquidator for all or substantially all of its property, (2) cease to pay its debts generally as they become due or admit in writing its general inability to pay its debts as they mature, (3) make a general assignment for the benefit of its creditors of all or substantially all of its property, (4) be adjudicated as bankrupt or insolvent, or (5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an agreement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation, or similar law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action shall be taken by Lessee for the purpose of effecting any of the foregoing.
(h)    An order, judgment or decree shall be entered, without the application, approval or consent of Lessee, by any court of competent jurisdiction, approving a petition seeking reorganization of Lessee or appointing a receiver, trustee or liquidator of Lessee or for all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of ninety (90) consecutive days.
(i)    An order shall be entered of any governmental authority or any court of competent jurisdiction which shall not be stayed or discharged within ninety (90) days from the date of entry thereof, preventing Lessee from carrying on its business as presently conducted on the date of execution of this Agreement.
16.2.    Remedies . If one or more Events of Default shall be continuing, Lessor may, at Lessor’s option, exercise any one or more of the following remedies, to the extent permitted by law.
(a)    Lessor may exercise any right or take any action that may reasonably be required to cure any Event of Default (which shall be performed on Lessee’s account).

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(b)    Lessor may instruct Lessee to ferry the Aircraft (including the Aircraft Documents) to the Return Location or such other airport as the parties may mutually agree, and to ground the Aircraft at such airport until all Events of Default have been cured, whereupon Lessee shall immediately do so.
(c)    Lessor may take any other remedial action available to Lessor under applicable Law.
(d)    Lessor may terminate the lease of the Aircraft to Lessee under this Agreement by:
(1)    serving notice of such termination on Lessee in writing in accordance with Section 20.11, specifying the occurrence giving rise to such Event of Default, which notice shall cause this Agreement to terminate immediately (without any further act, service, notification or proceeding being necessary), whereupon Lessee shall promptly return the Aircraft and the Aircraft Documents in compliance with the Return Condition Requirements to Lessor at the Return Location or at any airport in the continental United States specified by Lessor (and should Lessee fail to comply with the Return Condition Requirements, Lessor may do or cause to be done, at Lessee’s expense, whatever may be necessary to cause the Aircraft to so comply); or
(2)    with or without notice to Lessee, taking possession of the Aircraft and the Aircraft Documents, for which purpose Lessor by its servants or agents may enter upon Lessee’s premises where the Aircraft and the Aircraft Documents may be located, or cause the same to be redelivered to Lessor at any airport in the continental United States specified by Lessor; and to effect the foregoing, Lessor may use self-help and any and all reasonable and lawful means necessary to take immediate possession of and remove (by summary proceedings or otherwise) the Aircraft and the Aircraft Documents from Lessee’s premises, or from Lessee’s possession wherever the same are located, all without liability accruing to Lessor; and upon exercise by Lessor of its powers under this Section 16.2(d)(2), such termination shall be deemed to take effect upon such taking of possession by Lessor or such re-delivery of the Aircraft and the Aircraft Documents to Lessor at said airport (without any further act, notification or proceeding being necessary).
(e)    Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights described in this Section 16.2 with respect to the Aircraft, and regardless of whether Lessor shall have terminated this Agreement pursuant to Section 16.2(d) hereof, Lessor shall be entitled to (i) recover from Lessee all past due and unpaid Rent and all other amounts owing under this Agreement, (ii) declare as immediately due and payable all future Basic Rent owing under this Agreement and (iii) institute any and all legal and equitable actions required to recover such amounts and otherwise enforce its rights under this Agreement (subject to Lessor’s obligation to perform all acts reasonably required to mitigate its damages with respect to accelerated Basic Rent).

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(f)    In addition to the remedies hereinabove and without limiting any remedies Lessor may have at law or in equity, Lessor may lease, sell or otherwise dispose of the Aircraft as Lessor in its sole discretion may determine.
16.3.    Interest on Overdue Amounts. Overdue amounts required to be paid pursuant to Section 4 hereof, this Section 16 or Appendix B hereto shall bear interest at the rate indicated in Appendix B.
16.4.    No Waiver. No implied waiver by Lessor of any Event of Default or failure or delay of Lessor in exercising any right hereunder shall operate as a waiver thereof. The acceptance by Lessor of partial payments from Lessee or any third party, whether made before or after a termination pursuant to Section 16.2, shall not operate as waiver by Lessor of an Event of Default and shall not be construed as an intent to continue the contractual relationship or as a reinstatement of this Agreement. Nothing in this Section 16.4 shall be construed to permit Lessor to obtain a duplicate recovery of any element of damages to which Lessor is entitled. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default.
16.5.    Costs and Expenses. Lessee agrees to pay to Lessor, upon demand, all reasonable costs, expenses and disbursements (including, without limitation, reasonable attorney’s fees, legal fees and expenses) incurred by Lessor in exercising its rights or remedies under this Agreement.
17.Return of Aircraft.
17.1.    Return, Place and Time of Return. Lessee shall at its own expense return the Aircraft and the Aircraft Documents by delivering the same to Lessor at the Return Location on the Expiration Date or promptly upon the earlier Termination, except where Termination occurs pursuant to Section 19 as a result of a Total Loss.
17.2.    Aircraft Return Condition Requirements. The Aircraft at the time of its return to Lessor shall satisfy all of the Return Condition Requirements described in Section 18 hereof.
17.3.    Return Receipt. Upon return of the Aircraft and the Aircraft Documents in accordance with the terms of this Agreement, Lessor and Lessee shall execute a Return Receipt substantially in the form of Appendix F hereto. Lessee shall additionally execute such additional documents as Lessor may reasonably require to evidence the termination of this Agreement.
17.4.    Specific Performance. Timely return of the Aircraft and the Aircraft Documents on the Return Date and at the Return Location is of the essence of this Agreement and if the Aircraft and the Aircraft Documents are not returned on the Return Date and at the Return Location, Lessor may obtain a court order requiring Lessee to immediately return the Aircraft and the Aircraft Documents at the Return Location.
17.5.    Lessee’s Obligations Continue.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(a)    In the event the Return of the Aircraft and the Aircraft Documents is not effected at the time and location specified herein for any cause, then the obligations of Lessee under this Agreement shall continue until the Aircraft and the Aircraft Documents are actually returned to Lessor. In particular (except to the extent that a delay in the Return of the Aircraft is attributable to acts or a failure to act on the part of Lessor), until Lessee has complied with the Return Condition Requirements, Lessee shall continue to pay Rent to Lessor, shall continue to insure the Aircraft pursuant to this Agreement and shall be responsible for all storage fees for the Aircraft (with such storage being effected pursuant to all requirements of the Aviation Authority and the Manufacturer).
(b)    Neither the continued performance by Lessee of any of its obligations after the end of the Term nor the acceptance by Lessor of payments of Basic Rent or otherwise made by Lessee shall be considered a renewal of the terms of this Agreement or a waiver of any right of Lessor hereunder, and Lessee shall not be entitled to the quiet enjoyment of the Aircraft or any part thereof.
18.Return Condition Requirements. Lessee shall have no responsibility for any of the costs associated with compliance with any of the Return Condition Requirements, including those set forth in Exhibit H, provided that ABX Air is operating the Aircraft pursuant to the Amended and Restated ATSA. In the event that the operation of the Aircraft by ABX Air pursuant to the Amended and Restated ATSA is subsequently terminated and Lessee subleases the Aircraft to a third party that is not affiliated with Lessor, then (i) Lessee shall be responsible for the costs associated with compliance with the Return Condition Requirements, including those set forth in Exhibit H, and (ii) the Aircraft, at the time of its return to Lessor, shall satisfy all of the Return Condition Requirements described in Subsections 18.1 through 18.6 hereof. For the avoidance of doubt, the term “third party,” as used in Section 18, shall be interpreted to include affiliates of DHL. In the event that the operation of the Aircraft by ABX Air pursuant to the Amended and Restated ATSA is subsequently terminated, Lessee has not subleased the Aircraft to a third party not affiliated with Lessor and Lessee returns the Aircraft to Lessor at a date later than the Sublease Termination, then (i) the Aircraft shall not be subject to Subsections 18.1 to 18.6 hereof, and (ii) Lessee shall pay to Lessor an amount equal to [*] ($[*]) (which amount shall be subject to escalation in accordance with Section 2.11 of Appendix H) per month (rounded to the nearest whole month) for the period from Sublease Termination until Return of the Aircraft in reimbursement for “green time” associated with the airframe plus an amount equal to [*] ($[*]) (which amount shall be subject to escalation in accordance with Section 2.11 of Appendix H) per month (rounded to the nearest whole month) for the period from Sublease Termination until Return of the Aircraft in reimbursement for “green time” associated with the Landing Gear.
18.1.    Condition. On the Return Date, the Aircraft and the Aircraft Documents shall be in the condition required by Appendix H hereto (the “Return Condition Requirements”).
18.2.    Aircraft Documents. At the time the Aircraft is returned to Lessor, Lessee shall deliver to Lessor all Aircraft Documents previously provided by Lessor to Lessee, updated and maintained through the Return Date in accordance with this Agreement and the rules and regulations of the Aviation Authority and the FAA (if not the applicable Aviation Authority), and in addition,

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

all records, documents, manuals, drawings and data that were developed or caused to be developed by Lessee and/or required by the Aviation Authority and the FAA (if not the applicable Aviation Authority) (herein individually and collectively referred to as “Aircraft Return Documents”). All such Aircraft Return Documents shall be complete and accurate and in the English language. Any Aircraft Return Document not already owned by Lessor shall become the property of Lessor upon its delivery to Lessor.
18.3.    Final Inspection. Prior to the Return Date, Lessee shall make the Aircraft and the Aircraft Documents available to Lessor for inspection in order to verify that the condition of the Aircraft complies with the requirements set forth in the Return Condition Requirements (the “Final Inspection”). Such Final Inspection will take place at the Return Location. Lessee, at its cost, shall promptly correct any discrepancies observed during the Final Inspection and communicated by Lessor to Lessee.
18.4.    Test Flight. Promptly after completion of the corrections, if any, required under Section 18.3 hereof (relating to the Final Inspection), and at the option of Lessor, a test flight (of up to one (1) hour) based on Manufacturer’s test flight program shall be conducted by Lessee for the purpose of demonstrating to Lessor the compliance of the Aircraft with the provisions of this Section 18. All costs of such test flight shall be paid by Lessee, including without limitation the cost of fuel, flight crew and insurance. Lessor’s representatives may participate in the test flight as observers. All pilot-reported discrepancies and all discrepancies identified by Lessor during the test flight shall be corrected by Lessee at its Lessee’s expense. There shall be no deferred items on the Aircraft except as the parties may mutually agree.
18.5.    Conditions Cumulative. None of the Return Condition Requirements is intended to be exclusive, but each shall be cumulative and in addition to any other condition and requirement.
18.6.    Financial Adjustments. To the extent that either Lessee or Lessor is allowed or is required to make financial adjustment payments at Return in light of the Aircraft and its Engines either failing to satisfy or exceeding Return Condition Requirements, the amount of such payments shall be determined as specified in Appendix H hereto.
18.7.    Painting. Notwithstanding the foregoing Subsections 18.1 through 18.6, and without regard to whether the Aircraft is subject to the Return Condition Requirements, Lessee shall be responsible for the costs incurred in repainting the Aircraft in a white tail livery (to include the entire fuselage, empennage, landing gear doors and engines cowlings) in conjunction with the Termination or Expiration of this Agreement. Should Lessor request that the Aircraft be painted at Return in any other color scheme, Lessee shall cooperate in effecting such painting, but Lessee shall be financially responsible only for such white tail livery.
19.Total Loss.
19.1.    Total Loss of the Aircraft.
(a)    If the Aircraft shall become a Total Loss prior to the Return Date, Lessee (i) shall notify Lessor of such Total Loss within three (3) days after its occurrence and (ii) shall

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

pay the Agreed Value to Lessor (or cause the insurers to make such payment, with any deductible being the responsibility of Lessee) within ninety (90) days after the occurrence of the Total Loss. The letting of the Aircraft shall terminate upon the earlier to occur of (1) receipt of the Agreed Value by Lessor and (2) the receipt by Lessor of written confirmation from the insurer of the Aircraft to the effect that such insurer will pay to Lessor the Agreed Value of the Aircraft. Thereupon Lessor shall transfer title to the remains of the Aircraft to the insurers or to Lessee, as appropriate under the insurance policies.
(b)    If the Aircraft shall become a Total Loss prior to Delivery to Lessee, this Agreement shall terminate immediately. Any termination under this Section 19.1(b) shall discharge all obligations and liabilities of the parties hereunder, except that Lessee shall be entitled to a return of any prepaid Rent and any other monies prepaid to Lessor pursuant hereto. All such returns shall be made by Lessor to Lessee within five (5) Business Days after Lessor’s receipt of a valid written determination of a Total Loss.
19.2.    Engine Total Loss. Upon a Total Loss of an Engine not then installed on the Aircraft or a Total Loss of an Engine installed on the Aircraft not involving a Total Loss of the Aircraft, Lessee shall give Lessor prompt notice thereof, and Lessee shall replace such Engine as soon as reasonably possible by duly conveying to Lessor and causing to become subject to this Agreement as a replacement for such Engine, title to another engine, which engine shall be free and clear of all Liens other than Permitted Liens, and shall be the same model as the Engines (or an improved model of the same manufacturer suitable for installation and use on the Airframe) and shall have a value and utility at least equal to, and be in at least as good operating condition as the Engine which sustained such Total Loss, assuming such Engine was in the condition and repair required by the terms hereof immediately prior to such Total Loss; provided that Lessor shall transfer to Lessee, free and clear of all rights of Lessor and all Lessor’s Liens (but otherwise without recourse or warranty), all of Lessor’s right, title and interest in such replaced Engine. Such replacement engine after approval and acceptance by Lessor, shall be deemed an “Engine” as defined in Section 1. Lessee agrees to take such action as Lessor may reasonably request in order that title to any such replacement Engine shall be duly and properly vested in Lessor and leased under this lease to the same extent as the Engine replaced thereby. Lessee’s obligation to pay Rent hereunder shall continue in full force and effect, but Lessee shall be entitled to retain or to be reimbursed by Lessor the amount of insurance or condemnation proceeds, if any, received by Lessor with respect to such replaced Engine.
19.3.    Surviving Engine. If a Total Loss of the Airframe occurs and any Engine or Engines (a “Surviving Engine”) shall not have become a Total Loss, Lessor, at the request of Lessee, shall, subject to any applicable insurance policy which provides to the contrary, transfer to Lessee free and clear of all rights of Lessor and all Lessor’s Liens (but otherwise without recourse or warranty), all of Lessor’s right, title and interest, if any, in and to any such Surviving Engine; provided, that prior to transferring such right, title and interest in such Surviving Engine, Lessor shall have received either (1) the Agreed Value of the Aircraft or (2) written confirmation from the insurer of the Aircraft to the effect that such insurer will pay to Lessor the Agreed Value of the Aircraft.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

20.Miscellaneous.
20.1.    Appendices Part of the Agreement. The Appendices of this Agreement form an integral part hereof. References in any of the Appendices to “the Lease” or “the Agreement” shall refer to this Agreement as may be supplemented or amended from time to time. Unless otherwise defined therein, all capitalized terms appearing in the Appendices shall have the meaning ascribed to such terms in this Agreement.
20.2.    Headings for Convenience Only. The headings of clauses and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.
20.3.    Entire Agreement. This Agreement constitutes the entire agreement between Lessor and Lessee with respect to the Aircraft and supersedes any and all previous understandings, commitments, agreements or representations whatsoever, whether oral or written, including without limitation any and all terms sheets, letters of intent or similar documents.
20.4.    Modifications of the Agreement. This Agreement shall not be modified or amended except by an instrument in writing, signed by Lessor and Lessee.
20.5.    Partial Invalidity. If any provision of this Agreement shall be invalid or unenforceable, the parties shall replace such provision with a valid and enforceable provision which to the nearest degree possible reflects the commercial intent and purpose of the invalid or unenforceable provision.
20.6.    Applicable Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, United States of America (other than the laws of the State of New York relating to choice of law).
20.7.    Jurisdiction; Waiver of Jury Trial.
(a)    LESSOR AND LESSEE AGREE THAT (i) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY, NEW YORK OR (ii) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO OR THE COMMON PLEAS COURT FOR THE STATE OF OHIO LOCATED IN CINCINATTI, OHIO SHALL HAVE CO-EXCLUSIVE JURISDICTION OVER ANY DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH SUBMITS ITSELF AND ITS PROPERTY TO THE JURISDICTION OF ANY OF THE FOREGOING COURTS WITH RESPECT TO SUCH DISPUTES.
(b)    EACH OF LESSOR AND LESSEE HEREBY (1) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE COURTS REFERRED TO IN THIS SECTION 20.7 ON GROUNDS OF AN INCONVENIENT FORUM OR OTHERWISE AND (2) WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION

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Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION 20.7.
(c)    LESSOR AND LESSEE HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT, WHETHER SUCH ACTION IS BASED ON BREACH OF CONTRACT, TORT, OR ANY OTHER LEGAL OR EQUITABLE THEORY.
(d)    Nothing in this Section 20.7 limits the right of Lessor to bring proceedings against Lessee in connection with this Agreement in any other court of competent jurisdiction or concurrently in more than one jurisdiction.
20.8.    Legal Costs and Expenses.
(a)    Lessor and Lessee each shall bear the cost of their own legal fees, inspection and appraisal fees, and related expenses associated with the negotiation, preparation and execution of this Agreement; provided, however, that Lessor and Lessee shall split evenly the fees and expenses charged by Special FAA Counsel (and otherwise incurred) in performing the filings and registrations required in Section 5 of this Agreement.
(b)    Lessee shall pay all reasonable attorneys’ fees, costs and expenses (including costs and disbursements of counsel) incurred by Lessor after the date hereof arising out of or otherwise in connection with (i) any supplements or amendments of this Agreement (including, without limitation, any related recording and registration costs) requested by Lessee or made reasonably necessary as the result of the actions of Lessee, (ii) any Default by Lessee and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or “work-out” (whether or not consummated) and (iii) all other actions taken by Lessor to enforce its rights under this Agreement.
(c)    Should Lessor or Lessee be required to take action to enforce the terms of this Agreement (such action including, without limitation, the preparing of demand and default notices and the filing and prosecution of litigation), the prevailing party shall be entitled to recover from the other party all associated reasonable costs and expenses, including reasonable attorneys’ fees and court costs.
20.9.    DISCLAIMER OF DAMAGES. LESSOR AND LESSEE EACH AGREES THAT IT SHALL NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES, ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER CONSEQUENTIAL, INDIRECT AND SPECIAL DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY THE OTHER PARTY OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF THE OTHER PARTY CONTAINED IN THIS AGREEMENT.
20.10.    Further Assurances. Lessee and Lessor shall, from time to time, do and perform such other-and further acts and execute and deliver any and all other and further instruments as may

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

be required by law or reasonably requested by either party to establish, maintain and protect the respective rights and remedies of the other party and to carry out and effect the intent and purposes of this Agreement.
20.11.    Demands, Notices; Language.
(a)    All demands, notices, technical reports and other communications hereunder shall be given in English and in writing and shall be deemed to have been duly given when personally delivered, sent by facsimile or e-mail, or delivered by an internationally-recognized courier service to either party to the address of that party set forth below. A copy of any notice provided by facsimile or by e-mail shall also be provided by means of an internationally-recognized express courier service, sent on the same day as the transmission of the facsimile or e-mail copy of such notice, provided, however, that the date and time of the subject facsimile or e-mail delivery of that notice shall be controlling.
(1)    If to Lessee:
DHL Network Operations (USA), Inc.
1210 South Pine Island Road, 1st Floor
Plantation, Florida 33324
Attention: Joshua Frank
E-Mail: Joshua.Frank@dhl.com
Facsimile: (954) 626-1794

With a copy to:

DHL Network Operations (USA), Inc.
1210 South Pine Island Road, 5th Floor
Plantation, Florida 33324
Attention: Neil Ferguson – Executive Vice President
E-Mail: Neil.Ferguson@dhl.com
Facsimile: (954) 626-1640

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(2)     If to Lessor:
Cargo Aircraft Management, Inc.
7100 TPC Drive, Suite 100
Orlando, Florida 32822
Facsimile:     (937) 382-2452
Attention:     Richard F. Corrado, President
E-Mail:     Rich.Corrado@atsginc.com

With a copy to:

ABX Air, Inc.
145 Hunter Drive
Wilmington, Ohio 45177
Facsimile:     937-382-2452

Attention:	W. Joseph Payne, Vice President, General Counsel and Secretary
E-Mail:     Joe.Payne@atsginc.com

(b)    Either party, by notice to the other delivered in accordance with this Section 20.11, may designate another address as its address for notice under this Agreement.
20.12.    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, and together shall have the same effect as if the signatures thereto were upon the same instrument.
20.13.    Brokers. Each of the parties hereto represents and warrants to the other that it has not employed any brokers or sale agents in the creation of or the negotiations relating to this Agreement, nor has it given any brokers or sales agents such broad powers as to encompass the transactions described in this Agreement, and each party shall indemnify and hold harmless the other party by reason of any breach or alleged breach by such party of its representation and warranty under this Section 20.13.
20.14.    Lessor’s Lender. Lessee understands and acknowledges that (a) the Aircraft may be subject to one or more security interests from time to time as the result of Lessor or an Affiliate of Lessor borrowing funds from one or more entities (collectively, “Lessor’s Lender”) and (b) as a result, Lessor may be required to collaterally assign part or all of its interest in the Aircraft and in and under this Agreement to secure the performance of its repayment and other obligations owing to Lessor’s Lender. Lessee agrees that, upon the written direction of Lessor, it shall consent to any such collateral assignment of Lessor’s rights under this Agreement; provided, however, that Lessor shall reimburse Lessee for any additional, out-of-pocket expenses (as reasonably supported by receipts and other documentation) associated with complying with this Section 20.14.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

20.15.    Lessee’s Early Termination Rights. Lessee shall have the right to terminate this Agreement, in its sole and absolute discretion and with or without cause, by providing written notice of such intent to terminate (pursuant to the notice requirements of Section 20.11 hereof) to Lessor at least 120 days prior to the specified termination date (the “Discretionary Termination Effective Date”). As conditions precedent to the effectiveness of a Termination under this Section 20.15(a): (i) Lessee shall make a lump sum payment to Lessor in the amount of [*], except under the circumstances otherwise provided in Section 3.3(d) of the Amended and Restated ATSA; and (ii) Lessee shall Return the Aircraft to Lessor pursuant to the requirements of this Agreement, including, without limitation, Sections 17 and 18 hereof and Appendix H hereto. The parties shall execute and file any and all documentation required or allowed by the Aviation Authority evidencing such Termination.
20.16    Various Agreements Regarding ABX Pilots’ Union.
(a)     To the best of Lessor’s knowledge, Lessee has no relationship with, and owes no contractual or other obligations whatsoever to, the ABX Pilots’ Union under the ABX/Pilots CBA or any other agreement.
(b)    This Agreement shall be considered a dry lease agreement.
(c)     The ABX Pilots’ Union is not a third-party beneficiary (intended or otherwise) of or under this Agreement.
        (d)     Lessor agrees to defend, indemnify, reimburse and hold harmless Lessee and its Affiliates, and their respective subsidiaries, successors and assigns, together with each of such entities’ respective directors, officers, agents, shareholders and employees from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, penalties, fines, other sanctions and any costs and expenses in connection therewith, including but not limited to reasonable attorneys’ fees and expenses, that in any way result from or arise out of any allegation that (i) Lessee has a relationship with or owes a contractual or other obligation to the ABX Pilots’ Union under the ABX/Pilots CBA or any other agreement; or (ii) this Agreement is not a dry lease agreement; or (iii) the ABX/Pilots’ Union is a third party beneficiary (intended or otherwise) of or under this Agreement; or (iv) Lessee’s performance under this Agreement violates the ABX/Pilots CBA; provided, however, that this Section 20.16(d) shall not apply with respect to any claims made by the ABX Pilots’ Union that, in light of the percentage of ABX’s fleet transferred by Lessee to another operator, members of the ABX Pilots’ Union have the right under the terms of the ABX/Pilots CBA to follow the Aircraft to such other operator.

[Signature Page Follows]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Lease Agreement (MSN __________) as of the day and year first herein written.

LESSOR:

CARGO AIRCRAFT MANAGEMENT, INC.

By: ____________________________

Name: _________________________

Title: __________________________

LESSEE:

DHL NETWORK OPERATIONS (USA), INC.

By: ____________________________

Name: _________________________

Title: __________________________

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX A
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

DESCRIPTION OF AIRFRAME AND ENGINES

1.    Description Of Airframe.

Manufacturer:                The Boeing Company
Model Number:            767-3_____
Serial Number:            ____________
U.S. Registration No.:            N____________

2.    Description Of Engines.

Manufacturer:                ______________
Model Number:            ______________
Serial Numbers:            As Identified on Lease Supplement

Each of the Engines has more than 550 rated takeoff horsepower or the equivalent of such horsepower.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX B
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

PARTICULAR COMMERCIAL CONDITIONS

(Following confidential financial terms redacted from Lease counterpart filed with FAA)

1.Basic Rent. Basic Rent shall be in the amount of [*] ($[*]) per month.
2.     Interest Rate. Overdue amounts shall bear interest at a per annum rate (computed on the basis of a 360 day year and actual days elapsed) equal to [*] ([*]%).
3.     Designated Bank Account. Unless Lessor otherwise directs in writing, all payments payable to Lessor hereunder shall be made by wire transfer of same-day federal funds to the following bank account:
Bank:            SunTrust Bank, Central Florida, NA
Orlando, Florida 32809
Account Name:    Cargo Aircraft Management, Inc.
Account No.:         1000020213855
ABA Routing No.:     061000104

4.     Insurance.
4.1    Agreed Value: The Agreed Value of the Aircraft shall be in the following amount (with each “Year” equaling twelve (12) calendar months, commencing with Delivery Date):

First Year of Term:         Thirty Million Dollars ($30,000,000)

Second Year of Term:	Twenty-Seven Million Five Hundred Thousand Dollars ($27,500,000)
Third Year of Term:        Twenty-Five Million Dollars ($25,000,000)

Fourth Year of Term:	Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000)

4.2    Deductibles: Not Greater than One Million Dollars ($1,000,000).

4.3     Minimum Aircraft Liability Coverage: One Billion Dollars ($1,000,000,000).
4.4     Political Risk Coverage: Amount reasonably acceptable to Lessor.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX C
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)
LIST OF AIRCRAFT DOCUMENTS
TO BE DELIVERED WITH AIRCRAFT
[NOTE: SPECIMENT LIST ONLY – SUBJECT TO CONFIRMATION BY PARTIES]

1.	Certificates.

1.1.	Current Certificate of Airworthiness (on board aircraft).

1.2.	Current Aircraft Registration Certificate (on board aircraft).

2.	Aircraft Status Summaries.

2.1.	List of Major Repairs and Alterations as provided by previous operator(s).

2.2.	List and Current Status of Life Limited and Time-Controlled Components.

2.3.	Check/Inspection Status.

2.4.	Airworthiness Directive Compliance Report in the FAA approved format as used and certified by the previous operator.

3.	Aircraft Maintenance Records.

3.1.	Last “A”, “C” and “SC” checks (or equivalent). In the event that a check is performed in phases necessary to constitute a complete block check, records with respect to all phases will be furnished.

3.2.
AD compliance documents including engineering orders, service bulletins, Alternative Methods of Compliance (AMOC), drawings, shop cards, etc., as necessary to establish method of compliance, quality control acceptance, and approval authority.

3.3.	Documentation of major repairs including engineering order, Form 8110-3 and 337 or equivalent, drawings as necessary to define work done, certification basis, and approval authority.

3.4.
Documentation of major alterations and modifications including engineering order, Form 8110-3 and 337 or equivalent, drawings, Supplemental Type Certificates, Master Change Notices, etc., as necessary to define work done, certification basis, and approval authority.

3.5.	Aircraft weighing records and last weighting report.

3.6.	Current times in service (hours and cycles) as provided by prior operator.

3.7.	Status of Manufacturer Service Bulletin compliance.

3.8.	Damage Log and Time Controlled Repairs list.

3.9.	Log Book records (last 2 years of operation as provide by last operator).

3.10.	Compass swing report.

3.11.	Last Test Flight report.

3.12.	Certification documents for life limited parts to the extent in Lessor’s possession.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

4.	Aircraft History Details.

4.1.	Accident or Incident Reports.

5.	Engine Records. For each Engine:

5.1.	Engine Master Record (record of last installation and accumulated flight time and cycles).

5.2.	AD Compliance Report in the FAA approved format as used and certified by the previous operator.

5.3.	List of Operator Modifications Incorporated, if any.

5.4.	List of Major Repairs and Alterations, if any.

5.5.	List and Current Status of Life Limited Components.

5.6.	Repair, overhaul and inspection documents including FAA Forms 337.

5.7.	Documents necessary to demonstrate installation and traceability to new (back to birth) for life limited components currently installed (to extent in Lessor’s possession).

5.8.	Test Cell Records for last test.

5.9.	Certified Statement of status for each engine.

5.10.	Last Borescope Report including video.

5.11.	Last On Wing ground run.

6.	APU Records.

6.1.	APU Master Record (record of last installation and accumulated time).

6.2.	Manufacturer Service Bulletin Compliance Report.

6.3.	List of Operator Modifications Incorporated, if any.

6.4.	List and Current Status of Life Limited Components,

6.5.	Repair, overhaul and inspection documents including FAA Forms 337.

7.	Manuals.*

7.1.	Prior Operator’s Airplane Flight Manual and Supplement for Freighter Modification.

7.2.	Weight and Balance Control and Loading Manual Supplement for Freighter Modification.

7.3.	Maintenance Manual Supplement for Freighter Modification.

7.4.	Wiring Diagram Manual Supplement for Freighter Modification.

7.5.	Illustrated Parts Catalog Supplement for Freighter Modification.

7.6.	S.R.M. Supplement for Freighter Modification.

*It is up to the Lessee to contract with Boeing for Revision Service for the basic aircraft manuals.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

8.	Miscellaneous Technical Documents.

8.1.	Loose Equipment Inventory.

8.2.	Web Access to cargo configuration drawings.

8.3.	Inventory listing of installed avionics units.

8.4.	Last FDR Readout and Correlation Check.

9.	Landing Gears

9.1.	Approved release to service certification for each landing gear.

9.2.	Approved LLP listing for each gear with full traceability to birth.

9.3.	Copy of last overhaul report.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX D
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)
ATTACHED FORM OF TECHNICAL ACCEPTANCE CERTIFICATE
(Executed as a Condition of Delivery)

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

TECHNICAL ACCEPTANCE CERTIFICATE
Dated: __________ ____, 2015
PURSUANT TO THE AIRCRAFT LEASE AGREEMENT (MSN ____________) (the “Lease”) dated as of _______ ___, 2015 between Cargo Aircraft Management, Inc. (“Lessor”), as lessor, and DHL Network Operations (USA), Inc. (“Lessee”), as lessee,
This TECHNICAL ACCEPTANCE CERTIFICATE (this “Technical Acceptance Certificate”) is executed by Lessee in regard to the Airframe, Engines, and Aircraft Documents listed below (collectively, the “Aircraft”). Unless otherwise defined, all capitalized terms set forth herein shall have the same meaning as set forth in the Lease.
Lessee hereby confirms that, as of this ____ day of ______________, 2015, at _______ a.m./p.m. (Central ___________ Time):
(a)    The following described airframe (the “Airframe”):
Manufacturer:                The Boeing Company
Model Number:            767-3_______
Manufacturer’s Serial Number:    ____________
U.S. Registration No.:            N____________
Total Time:                _____________
Total Cycles:                _____________
Time Since Major Check:        _____________
Cycles Since Major Check:        _____________
Type of Last Major Check        _____________
Time to Next Major Check        _____________

(b)    together with the following described two (2) aircraft engines (the “Engines”):
Manufacturer:                _____________
Model Number:            _____________

Serial Number:            _____________
Total Time:                _____________
Total Cycles:                _____________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Cycles Remaining Until Next Overhaul    _____________

Serial Number:            _____________
Total Time:                _____________
Total Cycles:                _____________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Cycles Remaining Until Next Overhaul    _____________

(c)     together with the following described landing gears:

Manufacturer:                _________________
Model Number(s):            _________________
Serial Number(s):            _________________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Remaining Life to Overhaul (months) ________________

Manufacturer:                _________________
Model Number(s):            _________________
Serial Number(s):            _________________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Remaining Life to Overhaul (months) ________________
Manufacturer:                _________________
Model Number(s):            _________________
Serial Number(s):            _________________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Remaining Life to Overhaul (months) ________________
(d)     together with the following auxiliary power unit (APU):

Manufacturer:                _________________
Model Number:            _________________
Serial Number:            _________________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________

(e)    together with the Aircraft Documents (as detailed in Attachment 1 hereto), have been inspected to determine their compliance with the Delivery Condition Requirements of the Lease.
With the exception of any discrepancies agreed to by Lessor and Lessee on a signed listing attached hereto, Lessee hereby (a) certifies that it considers the Aircraft to comply with the Delivery Condition Requirements set forth in the Lease and (b) accepts the condition of the Aircraft in all respects. This Technical Acceptance Certificate constitutes the “Technical Acceptance Certificate” pursuant to the Lease.
[Signature Page Follows]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Lessee has caused this Technical Acceptance Certificate to be executed and delivered by its duly authorized representative as of the time, day and year above written.
DHL NETWORK OPERATIONS (USA), INC.

By: ________________________________
Name:______________________________
Title: _______________________________

Attachment 1:        Aircraft Documents

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ATTACHMENT 1
to
TECHNICAL ACCEPTANCE CERTIFICATE
LIST OF AIRCRAFT DOCUMENTS
[To Be Provided]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX E to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

ATTACHED FORM OF LEASE SUPPLEMENT
(Executed Contemporaneously with Delivery)

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

LEASE SUPPLEMENT NO. 1
(MSN ____________)
Dated: _____________, 2015
PURSUANT TO THE AIRCRAFT LEASE AGREEMENT (MSN ____________) (the “Lease”) dated as of ___________, __, 2015 between Cargo Aircraft Management, Inc. a Florida corporation (“Lessor”), as lessor, and DHL Network Operations (USA), Inc., an Ohio corporation (“Lessee”), as lessee, this Lease Supplement No. 1 is executed by the parties hereto to confirm that at _________ a.m./p.m. Central __________ Time on this ____ day of _________________, 2015:
(a)    the following described airframe:
Manufacturer:                    The Boeing Company
Model:                        767-3_______
Manufacturer’s Serial No.:            ____________
U.S. Registration No.:                N____________
(b)    together with the two (2) following described aircraft engines (each having more than 550 rated takeoff horsepower or the equivalent of such horsepower):
Manufacturer:                    ______________
Model:                        ______________
Manufacturer’s Serial Nos.:            ______________
______________
(c)    together with the “Aircraft Documents” (as listed in Attachment 1 to the “Technical Acceptance Certificate,” as defined in the Lease), were delivered by Lessor to Lessee and were accepted by Lessee under and subject to the terms and conditions of the Lease. The parties hereto confirm that on the date hereof (i) the “Aircraft” (as defined by the Lease) was duly accepted by Lessee for leasing under the Lease, (ii) the Aircraft became subject to and governed by the provisions of the Lease, (iii) the Lease is in full force and effect, (iv) all the terms and provisions of the Lease are hereby fully incorporated herein, and (v) Lessee became obligated to make the payments provided for in the Lease.
Expiration Date. Lessor and Lessee further acknowledge and agree that the Expiration Date for purposes of the Lease is March 31, 2019.
[Signature Page Follows]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement No. 1 (MSN _____________) to be executed and delivered by their duly authorized representatives as of the day and year above written.
LESSOR:

CARGO AIRCRAFT MANAGEMENT, INC.

By: ____________________________

Name: _________________________

Title: __________________________

LESSEE:

DHL NETWORK OPERATIONS (USA), INC.

By: ____________________________

Name: _________________________

Title: __________________________

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX F
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)
ATTACHED FORM OF RETURN RECEIPT
(Executed Contemporaneously with Return of Aircraft)

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

RETURN RECEIPT
Dated: _______________
PURSUANT TO THE AIRCRAFT LEASE AGREEMENT (MSN ____________) (the “Lease”) dated as of ___________ __, 2015 between Cargo Aircraft Management, Inc. (“Lessor”), as lessor, and DHL Network Operations (USA), Inc. (“Lessee”), as lessee, this Return Receipt is executed by the parties hereto to confirm that at ________ a.m./p.m. (Central _________ Time) on this _____ day of _____________, ________ the following described aircraft (as defined more fully in the Lease, the “Aircraft”) was redelivered by Lessee to Lessor pursuant to the terms and conditions of the Lease:
(a)    The following described airframe (the “Airframe”):
Manufacturer:                The Boeing Company
Model Number:            767-3_______
Manufacturer’s Serial Number:    ____________
U.S. Registration No.:            N____________
Total Time:                _____________
Total Cycles:                _____________
Time Since Major Check:        _____________
Cycles Since Major Check:        _____________
Type of Last Major Check        _____________
Time to Next Major Check        _____________

(b)    together with the following described two (2) aircraft engines (the “Engines”):
Manufacturer:                _____________
Model Number:            _____________
Serial Number:            _____________
Total Time:                _____________
Total Cycles:                _____________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Cycles Remaining Until Next Overhaul    _____________

Serial Number:            _____________
Total Time:                _____________
Total Cycles:                _____________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Cycles Remaining Until Next Overhaul    _____________

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(c)     together with the following described landing gears:

Manufacturer:                _________________
Model Number(s):            _________________
Serial Number(s):            _________________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Remaining Life to Overhaul        ________________

Manufacturer:                _________________
Model Number(s):            _________________
Serial Number(s):            _________________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Remaining Life to Overhaul        _________________

Manufacturer:                _________________
Model Number(s):            _________________
Serial Number(s):            _________________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________
Remaining Life to Overhaul        _________________

(d)     together with the following auxiliary power unit (APU):

Manufacturer:                _________________
Model Number:            _________________
Serial Number:            _________________
Time Since Overhaul:            _____________
Cycles Since Overhaul:        _____________

(e)    together with the Aircraft Documents (as detailed in Attachment 1 hereto).
Lessee hereby confirms that it shall reimburse Lessor for the correction of the deferred items, if any, listed in Attachment 2 hereto.
Lessor hereby confirms that it has accepted the return of the Aircraft and of the Aircraft Documents under the terms of the Lease.
[Signature Page Follows]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have caused this Return Receipt to be executed and delivered by their duly authorized representatives as of the day and year above written.
LESSOR:

CARGO AIRCRAFT MANAGEMENT, INC.

By: ____________________________

Name: _________________________

Title: __________________________

LESSEE:

DHL NETWORK OPERATIONS (USA), INC.

By: ____________________________

Name: _________________________

Title: __________________________

Attachment 1:        Aircraft Documents
Attachment 2:        Deferred Items

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ATTACHMENT 1
to
RETURN RECEIPT

LIST OF AIRCRAFT DOCUMENTS

[To Be Provided]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

ATTACHMENT 2
to
RETURN RECEIPT

DEFERRED ITEMS

[To Be Provided]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX G
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

DELIVERY CONDITIONS

1.General. On the Delivery Date, the Aircraft will be in an “AS IS, WHERE IS” condition, except that Lessee shall have the right to inspect the Aircraft to ensure that it complies with the conditions set forth below. Lessor and Lessee shall ensure that the Technical Acceptance Certificate reflects the status of the Aircraft at Delivery (for comparison purposes at the Return of the Aircraft pursuant to Appendix H to the foregoing Aircraft Lease Agreement).
2.Delivery Conditions; Equipment; Status.
2.1.    At Delivery, the Aircraft shall be serviceable, certified for international cargo operations, with all systems functioning, and clean in accordance with international airline standards.
2.2    The Aircraft shall have been converted to a cargo configuration by IAI using their STC. The Aircraft will have a main deck cargo door measuring at least 134 inches by 103 inches and shall be capable of carrying twenty-four (24) pallets measuring at least 88 inches by 125 inches.
2.3    The Aircraft shall be delivered with a current FAA Certificate of Airworthiness.
2.4    The Aircraft shall have had all scheduled structural inspections completed and all Deferred Maintenance Items corrected prior to Delivery.
2.5    Lessor shall have complied with all ADs (and all service bulletins requiring compliance under the ABX Maintenance Program) issued prior to Delivery affecting the Aircraft and requiring terminating action prior to Delivery or within one year after Delivery (without regard to any deferrals which are or might be granted).
2.6    Between execution of the foregoing Aircraft Lease Agreement and Delivery, Lessor shall not have removed any of the Engines or modules from the Aircraft except due to operational necessity or as a result of a scheduled shop visit, and Lessor shall not discriminate against the Aircraft as compared to other comparable aircraft owned or operated by Lessor.
2.7    The Aircraft, at Lessee’s cost, shall be painted in the Lessee’s livery (or as otherwise directed by Lessee).

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

3.Lessee Inspection Prior to Final Delivery and Acceptance.
3.1    Prior to Delivery, Lessee shall have the right to inspect the Aircraft, including without limitation the Airframe, the Engines and the Aircraft Documents.

3.2    Lessee shall have the right to attend a demonstration/test flight conducted by Lessee of up to one (1) hour duration to confirm the condition of the Aircraft and the functioning of all systems.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX H
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

RETURN CONDITION REQUIREMENTS

4.General.
4.1.    The Aircraft shall be serviceable, certified for international cargo operations, with all systems functioning, and clean in accordance with international airline standards.
4.2.    The Aircraft shall be in compliance with then current FARs, including, without limitation, FAR Part 121, and shall be delivered with a current FAA Certificate of Airworthiness (or a certificate of airworthiness for export to the United States issued by the Aviation Authority, if not the FAA).
4.3.    The Aircraft (including without limitation the Engines) shall be free and clear of liens, charges and encumbrances of any nature whatsoever not arising through Lessor.
5.Specific Aircraft Return Condition Requirements; Equipment; Status. In addition to the above general requirements, the Aircraft shall satisfy the following specific requirements upon its Return by Lessee:
5.1.    The Aircraft shall have installed the full complement of Engines (including any Replacement Engines installed in accordance with the provisions of the foregoing Aircraft Lease Agreement) and other equipment, parts, accessories, furnishings and loose equipment as when originally delivered to Lessee or as may be agreed by Lessee and Lessor on the Return Date.
5.2.    The Aircraft, at Lessee’s cost, shall be painted in white tail livery (to include the entire fuselage, empennage, landing gear doors and engines cowlings). Should Lessor request that the Aircraft be painted at Return in any other color scheme, Lessee shall cooperate in effecting such painting, but Lessee shall be financially responsible for only a white tail livery.
5.3.    The Aircraft shall have had all scheduled structural inspections completed and all Deferred Maintenance Items (DMI’s) corrected prior to Return.
5.4.    Lessee shall comply with all ADs issued during the Term affecting the Aircraft and requiring terminating action during the Term or within one year after the end of the Term (without regard to any deferrals which are or might be granted).
5.5.    The Aircraft shall be serviceable and airworthy. In addition, the Lessee shall have accomplished immediately after removal from service and immediately prior to Return to Lessor the next sequential C-Check with all maintenance tasks falling due within 4,000 Flight Hours, 1,250 Cycles or Eighteen (18) months (as applicable based on the task interval units per the Boeing Maintenance Planning Document) after the release to service from such C-Check having been accomplished, less ferry and/or test flight Flight Hours and Cycles. Upon Return, Lessor shall reimburse Lessee for a portion of the costs incurred with respect such C-Check, which

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

reimbursement shall be in the amount of [*] ($[*]) (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) per month (rounded to the nearest whole month) for the period beginning on the date of completion of the C-Check that had most recently been accomplished on the Aircraft prior to Sublease Termination and ending on the date of Sublease Termination.
5.6.    The Aircraft shall have been bridged back to the Boeing Maintenance Planning Document at Lessee’s cost, which bridging costs shall not exceed [*] ($[*]).
5.7.    Each Engine:
(a)     (i) shall be in a serviceable condition, as determined from a manufacturer’s on-wing power assurance run and borescope inspection (pursuant to the procedure set forth in Section 3.1, below); (ii) shall have been subject to a Maintenance Program equivalent to or better than the Manufacturer’s maintenance program for such Engine; (iii) shall have been operated for no more than the same number of Engine Hours that it had been at Sublease Termination since the last removal of such Engine from the Aircraft under the Engine’s Maintenance Program for (A) replacement of life-limited parts, (B) scheduled maintenance or (C) inspections or modifications required by any AD that cannot be performed on-wing (a “Scheduled Removal”); and (iv) shall have at least the same number of Engine Cycles remaining as it had at Sublease Termination since the last removal of such Engine from the Aircraft under the Engine’s Maintenance Program for a Scheduled Removal.
(b)     In lieu of satisfying the above requirements of having been operated for no more than the same number of Engine Hours that it had been, and having at least the same number of Engine Cycles remaining as it had, at Sublease Termination before the next Scheduled Removal, Lessee shall have the option of making a financial adjustment payment to Lessor in an amount equal to:
(i) In the event that the Engine was not subjected to SEC:
(A) [*] ($[*]) per Engine Hour (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) multiplied by the number of Engine Hours since the last Scheduled Removal at Return less the number of Engine Hours since the last Scheduled Removal at Sublease Termination, and thereafter multiplying the product thereof by the applicable severity factor contained in the Flight Hour to Cycle Ratio Severity Table attached to this Appendix H based on the flight hour to cycle ratio at which such Engine was operated during the period from Sublease Termination to Return, plus
(B) [*] ($[*]) per Engine Cycle (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) multiplied by the number of Engine Cycles remaining since the last Scheduled Removal at Sublease Termination less the number of Engine Cycles remaining since the last Scheduled Removal at Return.
(ii) In the event that the Engine was subjected to SEC:

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(A) [*] ($[*]) per Engine Hour (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) multiplied by the number of Engine Hours since the last Scheduled Removal at Return less the number of Engine Hours since the last Scheduled Removal at Sublease Termination, and thereafter multiplying the product thereof by the applicable severity factor contained in the Flight Hour to Cycle Ratio Severity Table attached to this Appendix H based on the flight hour to cycle ratio at which such Engine was operated during the period from Sublease Termination to Return, plus
(B) [*] ($[*]) per Engine Cycle (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) multiplied by the number of Engine Cycles remaining since the last Scheduled Removal at Sublease Termination less the number of Engine Cycles remaining since the last Scheduled Removal at Return.
For purposes of this Section 2.7(b), an Engine shall be considered to have been subjected to SEC in the event that it was routinely operated into or based in areas constituting severe environmental conditions (“SEC”), according to objective criteria set by the engine manufacturer or engine maintenance provider.
5.8.    The Landing Gear shall be serviceable. In addition, the sum of the number of months remaining for all three of the Landing Gear legs until their next scheduled removal (the “Landing Gear Remaining Life”) shall be the same as the Landing Gear Remaining Life at Sublease Termination. Should the Landing Gear Remaining Life be less at Return than at Sublease Termination, Lessee may cure any resulting shortfall by making a payment to Lessor at Return in an amount equal to the product of multiplying [*] ($[*]) per Landing Gear leg) (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) times an amount equal to the difference between the number of months (rounded to the nearest whole month) constituting the Landing Gear Remaining Life at Sublease Termination less the number of months (rounded to the nearest whole month) constituting the Landing Gear Remaining Life at Return. Should the Landing Gear Remaining Life be more at Return than at Sublease Termination, Lessor shall cure any resulting excess by making a payment to Lessee at Return in an amount equal to the product of multiplying [*] ($[*]) per Landing Gear leg) (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) times an amount equal to the difference between the number of months (rounded to the nearest whole month) constituting the Landing Gear Remaining Life at Return less the number of months (rounded to the nearest whole month) constituting the Landing Gear Remaining Life at Sublease Termination.
5.9.    The APU shall be serviceable. In addition, the APU shall have been operated for the same number of hours since the APUs last scheduled overhaul as it had at Sublease Termination. Should the APU have been operated for more hours at Return than at Sublease Termination, Lessee may cure any resulting differential by making a payment to Lessor at Return in an amount equal to the product of multiplying [*] ($[*]) (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) times an amount equal to the difference between the number of APU Hours at Sublease Termination and the number of APU Hours at Return. Should the APU have been operated for fewer hours at Return than at Sublease Termination, Lessor shall reimburse

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Lessee for the resulting differential by making a payment to Lessee at Return in an amount equal to the product of multiplying [*] ($[*]) (which amount shall be subject to escalation in accordance with Section 2.11 of this Appendix H) times an amount equal to the difference between the number of APU Hours at Return less the number of APU Hours at Sublease Termination.
5.10.    All Aircraft Documents generated during the term of the Lease shall be in accordance with FAA standards and shall be returned to Lessor.
5.11.    The rates specified in Sections 2.5, 2.7(b), 2.8 and 2.9 of this Appendix H are as of the date hereof based on 2015 dollars. The rates specified in Section 2.7(b) shall be subject to a [*] ([*]%) increase on April 1st of each year and the rates specified in Sections 2.5, 2.8 and 2.9 shall be subject to a [*] ([*]%) increase on April 1st of each year.
6.Lessor Final Inspection Prior to Return.
6.1.    Prior to Return, Lessor shall have the right to conduct a Final Inspection of the Aircraft, including without limitation the Airframe and the Engines, and the Aircraft Documents, as set forth in Section 18.3 of the Agreement. Without limiting the foregoing:
(a)    Lessor, at its cost, shall have the right to inspect the Engines, including, in the presence of Lessee’s representatives (i) a complete video borescope inspection of (A) the low pressure and high pressure compressors and (B) the turbine area and (ii) engine condition runs (including full take-off power engine run-up performed in accordance with the performance test in the Manufacturer’s maintenance manual, and the Engines shall not exceed corrected limits for all parameters using temperature corrected charts), and power assurance runs; and
(b)    Lessor shall have the right to inspect the APU, including, in the presence of Lessee’s representatives, a complete video borescope and an electrical power output test in accordance with the manufacturer’s specifications.
6.2.    Lessee shall provide a test flight of up to one (1) hour duration as provided in Section 18.4 of the Agreement.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

FLIGHT HOUR TO CYCLE RATIO SEVERITY TABLE

[*]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX I
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

FORM OF LESSEE GUARANTY

[See Attached]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

GUARANTY
This Guaranty (this “Guaranty”) is entered into as of ________ ____, 2015 by Deutsche Post AG, a corporation formed under the laws of Germany (“Guarantor”), in favor of Cargo Aircraft Management, Inc., a Florida corporation (“Lessor”).
RECITALS
WHEREAS, Lessor, as lessor, and DHL Network Operations (USA), Inc. (“Lessee”), as lessee, have entered into two (2) separate lease agreements with respect to the lease of Boeing model 767-300 series freighter aircraft bearing manufacturer’s serial numbers _________ and _________ (which, together with any additional lease agreements entered into between Lessor and Lessee for the lease of any other Boeing model 767-300 series freighter aircraft, shall be collectively referred to herein as the “Leases”); and
WHEREAS, Guarantor owns (either directly or indirectly) all of the capital stock of Lessee: and
WHEREAS, in consideration for Lessor agreeing to grant to Lessee certain financial and other concessions in the Leases, Guarantor is willing to guarantee the performance of Lessee’s payment obligations under the Leases;
NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:
Section 1. Definitions. The definitions set forth in the above Recitals are hereby incorporated as if fully set forth in this Section 1.
Section 2. Guaranty. Guarantor, as a primary obligor and not as surety, hereby guarantees, without any setoff or other deduction, to Lessor the due, punctual and full payment of all of Lessee’s payment obligations under each and all of the Leases when and as the same shall become due and payable by Lessee in accordance with the terms thereof, without regard to how such payment obligations are described or characterized in each of the Leases (with all of the obligations, covenants, terms, conditions, undertakings and liabilities described in this Section 2 collectively referred to as the “Guaranteed Obligations”).
This Guaranty is continuing, irrevocable, absolute and unconditional and a guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by Lessee or the exercise or assertion of any other right or remedy to which Lessor is or may be entitled under or in connection with the Leases. If for any reason whatsoever Lessee shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable in accordance with the terms of any of the Leases, Guarantor will promptly pay or cause to be paid such amounts under the terms of such Leases.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Notwithstanding anything to the contrary herein, the maximum amount recoverable under this Guaranty is limited to [*] ($[*]) with respect to each of the Leases in effect from time to time per each such Lease, plus expenses as set forth in Section 9 hereof.
Section 3. Character of Obligations of Guarantor. Subject to the provisions of Section 8 hereof, the obligations of Guarantor set forth in this Guaranty shall remain in full force and effect until payment of the Guaranteed Obligations in full, and shall not be released, discharged or in any way affected by any of the following:
(a)    any amendment, modification, addition, deletion or supplement to or of or other change in the Guaranteed Obligations or any of the Leases;
(b)    any failure, omission or delay on the part of Lessee to conform or comply with any term of any of the Leases;
(c)    any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, winding up or similar proceeding with respect to Lessee; or
(d)    any merger or consolidation of Lessee or Guarantor into or with any other corporation, or any other corporate change in Lessee or Guarantor, or any sale, lease or transfer of any of the assets of Lessee or Guarantor to any other person, or any change in the ownership of any shares of capital stock of Lessee or Guarantor.
Section 4. Waiver and Agreement. Guarantor waives any and all notice of the creation, modification, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Lessor upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by applicable law:
(a)    acceptance of this Guaranty and proof of reliance by Lessor hereon;
(b)    notice of any of the matters referred to in Section 3 hereof, or any right to consent or assent to any thereof;
(c)    any right to the enforcement, assertion or exercise by Lessor against Lessee of any right, power, privilege or remedy conferred upon Lessor in any of the Leases or otherwise;
(d)    any requirement of diligence on the part of any person; and
(e)    any requirement that Lessee or any other person be joined as a party to any proceeding for the enforcement of any term of any of the Leases.
Section 5. Subrogation. Guarantor shall be subrogated to any rights of Lessor against Lessee in respect of which a payment shall be made by Guarantor hereunder; provided, however, that

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Guarantor shall not enforce or attempt to enforce such rights until such time as the Guaranteed Obligations at issue have been discharged in full.
Section 6. Lessor’s Remedies. Each and every remedy of Lessor under or with respect to this Guaranty shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder, or under each of the Leases, or now or hereafter existing at law or in equity; provided, however, that Lessor shall not be entitled to any double recovery.
Section 7. Representations and Warranties. Guarantor hereby represents and warrants to Lessor that the following statements are true and correct as of the date of this Guaranty:
7.1.    Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Germany.
7.2.    Guarantor has the corporate power and authority to enter into this Guaranty. The making, execution and performance of this Guaranty by Guarantor has been duly authorized by all necessary corporate action, this Guaranty has been duly executed and delivered by Guarantor and this Guaranty constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors rights generally, including, without limitation, fraudulent conveyance laws, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law.
7.3.    The execution, delivery and performance of this Guaranty: (a) does not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the charter or bylaws of, or any securities issued by Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor, and (b) will not result in the creation or imposition of any encumbrance on any of Guarantor’s property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking. No consent, license, approval, order or authorization of, or registration, filing, or declaration with, any governmental authority is required to be obtained by Guarantor, and no consent of any third party is required to be obtained by Guarantor, in connection with the execution, delivery and performance of this Guaranty or the taking of the actions contemplated hereby, except for consents, authorizations, filings and notices that have been obtained or made. There is no order or action pending or, to the knowledge of Guarantor, threatened against Guarantor, in either case as of the date of this Guaranty, that individually or when aggregated with one or more other actions has or would reasonably be expected to have a material adverse effect on Guarantor’s ability to perform this Guaranty.
Section 8. Expiry. This Guaranty and all guaranties, covenants and agreements of Guarantor contained herein are valid and shall continue in full force and effect until such time as all of the Guaranteed Obligations, including expenses that the Guarantor is obligated to pay pursuant to

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 9 hereof, are paid finally and irrevocably in full. Notwithstanding the foregoing, all of the Guarantor’s obligations under this Guaranty shall terminate absolutely, whether or not this Guaranty has been returned to the Guarantor by the Lessor, to the extent that Lessor has not made a demand for payment under this Guaranty prior to six (6) months after the last Return (as defined in the Leases) of each of the aircraft under the Leases.
Section 9. Expenses. Guarantor shall pay to Lessor on demand each cost and expense (including, without limitation, attorneys’ fees) hereafter incurred by Lessor in endeavoring to enforce any obligation of Guarantor pursuant to this Guaranty or to preserve or exercise any right or remedy against Guarantor pursuant to this Guaranty or arising as a result of this Guaranty; provided, however, in connection with any legal action Lessor shall not be entitled to such costs or expenses if Lessor does not prevail.
Section 10. Amendments. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Guarantor and Lessor.
Section 11. Applicable Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.
Section 12. Section Headings. The section headings are inserted for convenience only and are not to be construed as part of this Guaranty.
Section 13. Notices. All notices and other communications to be made or given pursuant to this Guaranty shall be made or given in the manner provided in Section 20.11 of each of the Leases, if to Guarantor, to the following location:
Deutsche Post AG
Headquarters
Charles de Gaulle Strasse 20
53113 Bonn
Germany
Attention: Head of Corporate Finance

Section 14. Assignment. Guarantor may not assign this Guaranty, and its rights and obligations hereunder, without the prior written consent of Lessor, which consent shall not be unreasonably withheld. This Guaranty may not be transferred or assigned by Lessor without the prior written consent of Guarantor; provided that Lessor may transfer and assign this Guaranty to any Affiliate (as defined in the Leases) of Lessor without Guarantor’s prior consent.
Section 15. Successor. This Guaranty is binding upon any successor to Guarantor.
Section 16. No Other Writing. This writing is intended by the parties as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect thereto.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.
DEUTSCHE POST AG
By:______________________________
Its: ______________________________

Title: ____________________________

By:______________________________
Its: ______________________________

1)	Title: ____________________________

ACCEPTED AND AGREED:
CARGO AIRCRAFT MANAGEMENT, INC.
By: _____________________________
Its: _____________________________
Title: ___________________________

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX J
to
AIRCRAFT LEASE AGREEMENT (MSN ____________)

FORM OF LESSOR GUARANTY

[See Attached]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

GUARANTY
This Guaranty (this “Guaranty”) is entered into as of ________ ____, 2015 by Air Transport Services Group, Inc., a Delaware corporation (“Guarantor”), in favor of DHL Network Operations (USA), Inc., an Ohio corporation (“Lessee”).
RECITALS
WHEREAS, Cargo Aircraft Management, Inc. (“Lessor”), as lessor, and Lessee, as lessee, have entered into two (2) separate lease agreements with respect to the lease of Boeing model 767-300 series freighter aircraft bearing manufacturer’s serial numbers _________ and _________ (which, together with any additional lease agreements entered into between Lessor and Lessee for the lease of any other Boeing model 767-300 series freighter aircraft, shall be collectively referred to herein as the “Leases”); and
WHEREAS, Guarantor owns (either directly or indirectly) all of the capital stock of Lessor: and
WHEREAS, in consideration for certain financial and other concessions in the Leases, Guarantor is willing to guarantee the performance of Lessor’s payment obligations under the Leases (to the extent that such payment obligations arise);
NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:
Section 1. Definitions. The definitions set forth in the above Recitals are hereby incorporated as if fully set forth in this Section 1.
Section 2. Guaranty. Guarantor, as a primary obligor and not as surety, hereby guarantees, without any setoff or other deduction, to Lessee the due, punctual and full payment of all of Lessor’s payment obligations under each and all of the Leases when and as the same shall become due and payable by Lessor in accordance with the terms thereof, without regard to how such payment obligations are described or characterized in each of the Leases (with all of the obligations, covenants, terms, conditions, undertakings and liabilities described in this Section 2 collectively referred to as the “Guaranteed Obligations”).
This Guaranty is continuing, irrevocable, absolute and unconditional and a guaranty of payment and not of collectibility, and is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by Lessor or the exercise or assertion of any other right or remedy to which Lessee is or may be entitled under or in connection with the Leases. If for any reason whatsoever Lessor shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable in accordance with the terms of any of the Leases, Guarantor will promptly pay or cause to be paid such amounts under the terms of such Leases.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Notwithstanding anything to the contrary herein, the maximum amount recoverable under this Guaranty is limited to [*] ($[*]) with respect to each of the Leases in effect from time to time per each such Lease, plus expenses as set forth in Section 9 hereof.
Section 3. Character of Obligations of Guarantor. Subject to the provisions of Section 8 hereof, the obligations of Guarantor set forth in this Guaranty shall remain in full force and effect until payment of the Guaranteed Obligations in full, and shall not be released, discharged or in any way affected by any of the following:
(a)    any amendment, modification, addition, deletion or supplement to or of or other change in the Guaranteed Obligations or any of the Leases;
(b)    any failure, omission or delay on the part of Lessor to conform or comply with any term of any of the Leases;
(c)    any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation, dissolution, winding up or similar proceeding with respect to Lessor; or
(d)    any merger or consolidation of Lessor or Guarantor into or with any other corporation, or any other corporate change in Lessor or Guarantor, or any sale, lease or transfer of any of the assets of Lessor or Guarantor to any other person, or any change in the ownership of any shares of capital stock of Lessor or Guarantor.
Section 4. Waiver and Agreement. Guarantor waives any and all notice of the creation, modification, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by Lessee upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by applicable law:
(a)    acceptance of this Guaranty and proof of reliance by Lessee hereon;
(b)    notice of any of the matters referred to in Section 3 hereof, or any right to consent or assent to any thereof;
(c)    any right to the enforcement, assertion or exercise by Lessee against Lessor of any right, power, privilege or remedy conferred upon Lessee in any of the Leases or otherwise;
(d)    any requirement of diligence on the part of any person; and
(e)    any requirement that Lessor or any other person be joined as a party to any proceeding for the enforcement of any term of any of the Leases.
Section 5. Subrogation. Guarantor shall be subrogated to any rights of Lessee against Lessor in respect of which a payment shall be made by Guarantor hereunder; provided, however, that

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Guarantor shall not enforce or attempt to enforce such rights until such time as the Guaranteed Obligations at issue have been discharged in full.
Section 6. Lessee’s Remedies. Each and every remedy of Lessee under or with respect to this Guaranty shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder, or under each of the Leases, or now or hereafter existing at law or in equity; provided, however, that Lessee shall not be entitled to any double recovery.
Section 7. Representations and Warranties. Guarantor hereby represents and warrants to Lessee that the following statements are true and correct as of the date of this Guaranty:
7.1.    Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.
7.2.    Guarantor has the corporate power and authority to enter into this Guaranty. The making, execution and performance of this Guaranty by Guarantor has been duly authorized by all necessary corporate action, this Guaranty has been duly executed and delivered by Guarantor and this Guaranty constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors rights generally, including, without limitation, fraudulent conveyance laws, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law.
7.3.    The execution, delivery and performance of this Guaranty: (a) does not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the charter or bylaws of, or any securities issued by Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor, and (b) will not result in the creation or imposition of any encumbrance on any of Guarantor’s property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking. No consent, license, approval, order or authorization of, or registration, filing, or declaration with, any governmental authority is required to be obtained by Guarantor, and no consent of any third party is required to be obtained by Guarantor, in connection with the execution, delivery and performance of this Guaranty or the taking of the actions contemplated hereby, except for consents, authorizations, filings and notices that have been obtained or made. There is no order or action pending or, to the knowledge of Guarantor, threatened against Guarantor, in either case as of the date of this Guaranty, that individually or when aggregated with one or more other actions has or would reasonably be expected to have a material adverse effect on Guarantor’s ability to perform this Guaranty.
Section 8. Expiry. This Guaranty and all guaranties, covenants and agreements of Guarantor contained herein are valid and shall continue in full force and effect until such time as all of the Guaranteed Obligations, including expenses that the Guarantor is obligated to pay pursuant to

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 9 hereof, are paid finally and irrevocably in full. Notwithstanding the foregoing, all of the Guarantor’s obligations under this Guaranty shall terminate absolutely, whether or not this Guaranty has been returned to the Guarantor by Lessee, to the extent that Lessee has not made a demand for payment under this Guaranty prior to six (6) months after the last Return (as defined in the Leases) of each of the aircraft under the Leases.
Section 9. Expenses. Guarantor shall pay to Lessee on demand each cost and expense (including, without limitation, attorneys’ fees) hereafter incurred by Lessee in endeavoring to enforce any obligation of Guarantor pursuant to this Guaranty or to preserve or exercise any right or remedy against Guarantor pursuant to this Guaranty or arising as a result of this Guaranty; provided, however, in connection with any legal action Lessee shall not be entitled to such costs or expenses if Lessee does not prevail.
Section 10. Amendments. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Guarantor and Lessee.
Section 11. Applicable Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.
Section 12. Section Headings. The section headings are inserted for convenience only and are not to be construed as part of this Guaranty.
Section 13. Notices. All notices and other communications to be made or given pursuant to this Guaranty shall be made or given in the manner provided in Section 20.11 of each of the Leases, if to Guarantor, to the following location:
Air Transport Services Group, Inc.
145 Hunter Drive
Wilmington, Ohio 45177
Facsimile:     937-382-2452
Attention:     Joseph Payne,
Senior Vice President, Corporate General Counsel and Secretary
E-Mail:     Joe.Payne@atsginc.com

Section 14. Assignment. Guarantor may not assign this Guaranty, and its rights and obligations hereunder, without the prior written consent of Lessee, which consent shall not be unreasonably withheld. This Guaranty may not be transferred or assigned by Lessee without the prior written consent of Guarantor; provided that Lessee may transfer and assign this Guaranty to any Affiliate (as defined in the Leases) of Lessee without Guarantor’s prior consent.

Section 15. Successor. This Guaranty is binding upon any successor to Guarantor.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Section 16. No Other Writing. This writing is intended by the parties as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect thereto.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty by its duly authorized officer as of the date first above written.
AIR TRANSPORT SERVICES GROUP, INC.
By:______________________________
Its: ______________________________

Title: ____________________________

ACCEPTED AND AGREED:
DHL NETWORK OPERATIONS (USA), INC.
By: _____________________________
Its: _____________________________
Title: ___________________________

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT G

AI AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

FORM OF SUBLEASE FOR ADDITIONAL LEASED AIRCRAFT

[See Attachment]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT SUBLEASE AGREEMENT
(MSN _________)

Dated as of

[ ] [ ], 20[ ]

by

DHL NETWORK OPERATIONS (USA), INC. as LESSOR

and

ABX AIR, INC. as LESSEE

Relating to

One Boeing Model 767-[ ] Aircraft

Serial Number [ ]

U.S. Registration No. N[ ]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

AIRCRAFT SUBLEASE AGREEMENT (MSN ________)

This Aircraft Sublease Agreement (MSN _________) (this “Sublease”) is made as of this [ ] day of [ ] 20[ ] by and between DHL Network Operations (USA), Inc., an Ohio corporation (“DHL” or “Lessor”) and ABX Air, Inc., a Delaware corporation (“ABX” or “Lessee”).

RECITALS

    WHEREAS, DHL, as lessee, entered into that certain Aircraft Lease Agreement dated as of [ ] [ ], 20[ ], with Cargo Aircraft Management, Inc., a Florida corporation (the “Prime Lessor”), as lessor, with respect to the lease of the aircraft, engines and related equipment more fully described in Exhibit “A” to this Sublease (collectively, the “Aircraft”), to which lease reference is hereby made as if the same were herein set forth at length (the “Prime Lease”); and

WHEREAS, the parties hereto have agreed that Lessor shall sublet the Aircraft to Lessee, subject to the terms, conditions and limitations set forth below.

IT IS THEREFORE AGREED

1. Term. Lessor hereby leases the Aircraft to Lessee for a term of [ ] ([ ]) months commencing [ ] [ ], 20[ ] and terminating on March 31, 2019, unless sooner terminated in accordance herewith (the “Term”).

2. Early Termination. Notwithstanding the terms of Section 1 above, this Sublease shall terminate concurrently with the removal or termination of the Aircraft from that certain Amended and Restated Air Transportation Services Agreement between DHL, ABX and CAM, effective as of April 1, 2015 (the “Amended and Restated Air Transportation Services Agreement”).

3. Rent. Lessee shall pay to Lessor as rent (“Rent”), the rent and all additional rent and other charges of whatsoever kind which Lessor is obligated to pay to the Prime Lessor during the Term of this Sublease, at the times and in the manner of payment described in the Prime Lease. Without limiting the foregoing, to the extent that the Prime Lease requires the payment of rent, additional rent and other charges by Lessor in advance, Lessee shall make such payments to Lessor in advance. In addition, if requested by Lessor, but only if so requested, Lessee shall make payment of Rent directly to the Prime Lessor.

4. Use. The Aircraft shall only be used in accordance with the terms, conditions and restrictions of the Prime Lease.

5. Assignment, subletting. Lessee shall neither assign this Sublease nor further sublet the Aircraft without Lessor’s prior written consent.

6. Rent Escalation and Other Charges. If Lessor shall be charged for additional rent or other sums pursuant to the provisions of the Prime Lease, including, without limitation, any provisions therein calling for rent escalation, payment of airframe, engine or other maintenance reserves,

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

deposits, taxes, insurance, maintenance, repair, reconfiguration, delivery and redelivery costs, which rent charges or costs arise during the Term or in relation to this Sublease, then Lessee shall be liable to Lessor for the same and shall make payment to Lessor on demand.

7. Relation to Prime Lease. This Sublease is subject and subordinate to the Prime Lease. Except as may be inconsistent with the terms hereof, all the terms, covenants and conditions contained in the Prime Lease shall be applicable to this Sublease with the same force and effect as if Lessor were the Prime Lessor and Lessee were the lessee thereunder; and in the case of any breach hereof by Lessee, Lessor shall have all the rights against Lessee as would be available to the Prime Lessor under the Prime Lease if such breach were by the lessee thereunder; provided, however, that (i) Lessee may not fail to technically accept the Aircraft under this Sublease if Lessor (as lessee) has technically accepted the Aircraft under the Prime Lease; and (ii) Lessee’s return obligation under this Sublease shall be to return the Aircraft to Lessor in “as is” condition. Notwithstanding any of the foregoing provisions of this Section 7, nothing in this Sublease shall act to shift from Lessor to Lessee, or vice versa, any of the financial obligations assumed by Lessor (as lessee) and Prime Lessor (as lessor) under the Prime Lease.

8. Services, Rights, Warranties. Lessee leases the Aircraft in its “as is, where is” condition. Notwithstanding anything to the contrary herein, the only services, rights, or warranties to which the Lessee is entitled hereunder are those to which the Lessor is entitled under the Prime Lease (as the “lessee” thereunder).

9. Indemnification. Lessee shall neither do, nor permit anything to be done which would cause the Prime Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Prime Lessor under the Prime Lease, and Lessee shall indemnify and hold Lessor harmless from and against all claims of any kind whatsoever by reason of any breach or default on the part of Lessee by reason of which the Prime Lease may be terminated or forfeited.

10. Representations of Lessee. Lessee represents that (1) it has read and is familiar with the terms of the Prime Lease; (2) that it is a corporation organized and existing in good standing under Delaware law and has the corporate power and authority to carry on its business and to perform all of its obligations hereunder and is the holder of all necessary licenses to permit it to engage in air transportation; (3) that this Sublease has been duly authorized and executed by Lessee, and that the execution, delivery and performance of this Sublease by Lessee does not violate any law or agreement applicable to Lessee or result in the creation of any lien, charge or encumbrance on Lessee’s property.

11. Representations of Lessor. Lessor represents (1) that it is a corporation organized and existing in good standing under the laws of the State of Ohio and has the corporate power and authority to carry on its business and to perform all of its obligations hereunder and (2) that this Sublease has been duly authorized and executed by Lessor and that the execution, delivery and performance of this Sublease by Lessor does not violate any law or agreement applicable to Lessor or result in the creation of any lien, charge or encumbrance on Lessor’s property.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

12. Entire Agreement. With respect to the subject matter of this Sublease, all prior understandings and agreements between the parties are merged within this Sublease, which alone fully and completely sets forth the understanding of the parties; and this Sublease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

13. Notices. All demands, notices, technical reports and other communications hereunder shall be given in English and in writing and shall be deemed to have been duly given when personally delivered, sent by facsimile or e-mail, or delivered by an internationally-recognized courier service to either party to the address of that party set forth below. A copy of any notice provided by facsimile or by e-mail shall also be provided by means of an internationally-recognized express courier service, sent on the same day as the transmission of the facsimile or e-mail copy of such notice, provided, however, that the date and time of the subject facsimile or e-mail delivery of that notice shall be controlling.

If to Lessor:

DHL Network Operations (USA), Inc.
1210 South Pine Island Road, 1st Floor
Plantation, Florida 33324
Attention: Joshua Frank – EVP, General Counsel & Secretary
E-Mail: Joshua.Frank@dhl.com
Facsimile: (480) 636-4725

With a copy to:

DHL Network Operations (USA), Inc.
1210 South Pine Island Road, 5th Floor
Plantation, Florida 33324
Attention: Neil Ferguson – Executive Vice President
E-Mail: Neil.Ferguson@dhl.com
Facsimile: (954) 626-1640

And if to Lessee as follows:

ABX Air, Inc.
145 Hunter Drive
Wilmington, Ohio 45177
Facsimile:     937-382-2452
Attention:     W. Joseph Payne, Vice President, General Counsel and Secretary
E-Mail:     Joe.Payne@atsginc.com

Either party may, by notice in writing, direct that future notices or demands be sent to a different address.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

14. Binding Nature. The covenants and agreements herein contained shall bind and inure to the benefit of Lessor, the Lessee and their respective executors, administrators, successors and assigns.

15. Governing Law. It is the intent of the parties hereto that all questions with respect to the construction of this Sublease and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of New York.

16. Filing with FAA. This Sublease shall be filed for recordation with the Federal Aviation Administration contemporaneously with the filing of the Prime Lease.

[Signature page immediately follows]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

IN WITNESS WHEREOF, the parties hereto have executed this Aircraft Sublease Agreement (MSN __________) as of the day and year first herein written.

DHL NETWORK OPERATIONS (USA), INC.

By: ___________________________

Name: _________________________

Title: __________________________

ABX AIR, INC.

By: ____________________________

Name: _________________________

Title: __________________________

(ii)

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT H

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

FORM OF FLIGHT SCHEDULE (REVISION NO. [______])

Section 1.    Number of Aircraft. ABX Air, Inc. shall operate a total of [____________] ([____]) Aircraft in the performance of the Services pursuant to and in accordance with the Air Transportation Services Agreement between DHL Network Operations (USA), Inc., ABX Air, Inc. and Cargo Aircraft Management, Inc., dated April 1, 2015 (the “Agreement”) and this Flight Schedule.

Section 2.    Monthly Fixed Charge and Estimated Monthly Variable Charge. Effective on [____________], [______], the Monthly Fixed Charge and the Estimated Monthly Variable Charge for the performance of the Services pursuant to the Agreement and this Flight Schedule shall be:
Monthly Fixed Charge: [____________________________________________] ($[________])
Estimated Monthly Variable Charge:    [__________________________________] ($[________])
Variable Block Hour Rate:
(a) Boeing 767-200 Series Freighter Aircraft: [____________________] ($[________])
(b) Boeing 767-300 Series Freighter Aircraft: [____________________] ($[________])
The Monthly Fixed Charge, Estimated Monthly Variable Charge and Variable Block Hour Rate shall be subject to adjustment from time to time in accordance with Exhibit I of the Agreement.
Section 3.    Flight Schedule. The following flight schedule shall be effective on [____________] [____], 20[____]:

[List Route Line Information]

DHL NETWORK OPERATIONS (USA), INC.    ABX AIR, INC.

BY:________________________________________    BY:______________________________________

NAME:_____________________________________    NAME:___________________________________

H-1
Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

TITLE:_____________________________________    TITLE:___________________________________

DATE :_____________________________________    DATE:____________________________________

H-2
Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT I

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

PRICE FOR SERVICES

Section 1. Monthly Fixed Charge.
(a)    Initial Flight Schedule. The initial Flight Schedule to be operated pursuant to this Agreement as of the Effective Date, including the initial number of Flight Crews required in order to operate such Flight Schedule, will be subject to the agreement of DHL and ABX prior to the performance of the Services, as evidenced by DHL and ABX delivering to each other signed counterparts of a Flight Schedule in the form of Exhibit H. The Monthly Fixed Charge and Estimated Monthly Variable Charge set forth in such initial Flight Schedule shall be determined in accordance with the terms of this Exhibit I, including the Monthly Fixed Charge Table contained in Appendix I-1 to this Exhibit.
(b)    Amendment of Flight Schedule. The Monthly Fixed Charge will be subject to adjustment from time to time during the Term in accordance with the terms of this Exhibit I, including the Monthly Fixed Charge Table contained in Appendix I-1 to this Exhibit, based on increases or decreases in (i) the number of Aircraft/route lines being operated pursuant to the Flight Schedule, effective as of the date that ABX begins or ceases operating such Aircraft/route lines in accordance with the Flight Schedule, and (ii) the number of Flight Crews being utilized pursuant to the Flight Schedule, effective as of the date that such Flight Crews are added to or deleted from the Flight Schedule.
(c)    Changes in the Number of Flight Crews. The Monthly Fixed Charge Table contained in Appendix I-1 to this Exhibit is predicated upon the utilization of sixty-one (61) Flight Crews. When the number of Flight Crews that have been agreed to by DHL and ABX in accordance with Sections 1(a) or 1(b) of this Exhibit is more or less than sixty-one (61), the pertinent Monthly Fixed Charge contained in the Monthly Fixed Charge Table shall be subject to adjustment by adding or subtracting, as appropriate, the product of the amount corresponding to the pertinent Contract Year set out below and the number of Flight Crews in question:

Contract Year	Monthly Fixed Charge Adjustment Per Flight Crew
2015	$[*]
2016	$[*]
2017	$[*]
2018	$[*]

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

The amounts set forth in this Section reflect an annual escalation of [*] ([*]%) in Contract Years 2016, 2017 and 2018, as contemplated under and subject to Section 1(d) of this Exhibit.

(d)    Escalation. The Monthly Fixed Charge, including the portion thereof with respect to the Flight Crews, will be subject to a fixed annual escalation of [*] ([*]%) on each Anniversary Date of this Agreement, provided that in the event the CPI-U for any Contract Year exceeds [*] ([*]%), DHL and ABX shall discuss an escalation greater than [*] ([*]%).

(e)    Supervening Law Change. The Monthly Fixed Charge and the rates contained in the Monthly Fixed Charge Table contained in Appendix I-1 of this Exhibit will also be subject to adjustment based on (a) changes in the laws, rules or regulations of the DOT, FAA or TSA or (b) in the interpretation, application, or applicability of those laws, rules or regulations (each, a “Supervening Law Change”), which, in any case, individually or cumulatively increases by more than [*] ([*]%) at any time and from time to time during the Term, the costs incurred by ABX in performing the Services. DHL and ABX will reasonably agree upon the amount of such adjustment, which will become effective on the date that the costs incurred by ABX arising from a Supervening Law Change, whether individually or in combination with one or more prior Supervening Law Changes, increases by more than [*] ([*]%) the costs incurred by ABX in performing the Services.

(f)    Deployment and Operation Outside of the DHL Service Area. The Aircraft being operated pursuant to this Agreement shall not be limited to deployment in the DHL Service Area, provided that the Monthly Fixed Charge and the rates set forth in the Monthly Fixed Charge Table contained in Appendix I-1 of this Exhibit will be subject to adjustment in the event that one or more Aircraft are deployed and operated outside of the DHL Service Area. DHL and ABX will reasonably agree upon the amount of such adjustment, which will become effective on the date that ABX begins incurring increased costs arising from such deployment and operations.

Section 2.    Monthly Variable Charge; Estimated Monthly Variable Charge. The Monthly Variable Charge shall be calculated as the product of the block hour rate (the “Variable Block Hour Rate”) described in this Section and the total number of airframe block hours that ABX actually operates the Aircraft under this Agreement each month in the performance of the Services. The Estimated Monthly Variable Charge shall be calculated as the product of the Variable Block Hour Rate and the total number of airframe block hours that ABX expects to operate the Aircraft under this Agreement each month based on the Flight Schedule.

(a) Variable Block Hour Rate; Escalation. The Variable Block Hour Rate will be $[*] during the first six (6) months of this Agreement, subject to adjustment based on the Flight Schedule in effect on the Effective Date and the relevant severity tables described in Section 2(b) of this Exhibit and contained in Appendix I-2 of this Exhibit, and will thereafter be subject to a fixed annual escalation related to inflation of [*] ([*]%) on each Anniversary Date of this Agreement. In the event that the escalation of the power-by-the-hour rate paid by ABX under the Delta Engine Agreement, excluding any changes related to flight hour-to-cycle adjustments, exceeds [*] ([*]%) due to causes that are beyond the reasonable control of ABX, then DHL and ABX shall discuss an escalation greater than [*] ([*]%) with respect to the Variable Block Hour Rate.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(b) Flight Hour to Cycle Ratio; Severe Environmental Conditions. The Variable Block Hour Rate specified in Section 2(a) of this Exhibit is based on a flight hour to cycle ratio of 1.90:1.00 with respect to the engines installed on the Boeing 767-200 series freighter aircraft and 2.60:1:00 with respect to the engines installed on the Boeing 767-300 series freighter aircraft and, in addition to the annual escalation described in Section 2(a) of this Exhibit, will also be adjusted every six (6) months based on the flight hour to cycle ratio during the prior six month period, utilizing the pertinent severity table contained in Appendix I-2 of this Exhibit, with the first such adjustment to be effective on October 1, 2015. Additionally, in the event that one or more Aircraft are routinely operated into or based in areas constituting severe environmental conditions (“SEC”) with respect to the engines, according to objective criteria set by the engine manufacturer or engine maintenance provider, then an additional equitable adjustment of [*] ([*]%) shall apply to the Variable Block Hour Rate to account for the impact of the operation of the engines under such SEC.

(c) Minimum Block Hour Requirements. This Agreement does not contain any minimum block hour requirements with respect to the airframes or engines. Notwithstanding the foregoing, in the event that DHL designates, or causes ABX to utilize, an Aircraft as an operational Spare Aircraft under this Agreement, then such Aircraft will be subject to a minimum Variable Block Hour Rate requirement of eighty (80) hours per month for purposes of calculating the Monthly Variable Charge with respect to such Aircraft.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX I-1

MONTHLY FIXED CHARGE TABLE 1, 2

Contract Year
Number of Aircraft/ Route Lines	2015	2016	2017	2018
1	$[*]	$[*]	$[*]	$[*]
2	$[*]	$[*]	$[*]	$[*]
3	$[*]	$[*]	$[*]	$[*]
4	$[*]	$[*]	$[*]	$[*]
5	$[*]	$[*]	$[*]	$[*]
6	$[*]	$[*]	$[*]	$[*]
7	$[*]	$[*]	$[*]	$[*]
8	$[*]	$[*]	$[*]	$[*]
9	$[*]	$[*]	$[*]	$[*]
10	$[*]	$[*]	$[*]	$[*]
11	$[*]	$[*]	$[*]	$[*]
12	$[*]	$[*]	$[*]	$[*]
13	$[*]	$[*]	$[*]	$[*]
14	$[*]	$[*]	$[*]	$[*]
15	$[*]	$[*]	$[*]	$[*]
16	$[*]	$[*]	$[*]	$[*]

1.	The Monthly Fixed Charge Table shall be subject to adjustment from time to time in accordance with Sections 1(c), (d), (e) and (f) of Exhibit I.

2.	The Monthly Fixed Charge Table reflects an annual escalation of $[*] ($[*]%) in Contract Years 2016, 2017 and 2018, as contemplated under and subject to Section 1(d) of Exhibit I.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

APPENDIX I-2

FLIGHT HOUR TO CYCLE RATIO SEVERITY TABLES 1, 2

[*] [*]

1.
In order to provide for changes in the flight hour to cycle ratio with respect to the engines associated with each aircraft type, the periodic six-month adjustment to the Variable Block Hour Rate will be determined by dividing the then current Variable Block Hour Rate by the prior severity factor and multiplying the result thereof by the new severity factor. On the Effective Date of this Agreement, the severity factor will be 1.12 with respect to the engines for the Boeing 767-200 series freighter aircraft and 1.17 with respect to engines for the Boeing 767-300 series freighter aircraft, subject to adjustment based on the Flight Schedule in effect on the Effective Date. In the event that ABX begins operating any other Boeing model freighter Aircraft hereunder in accordance with Sections 3.2(d) or 3.3(d) of this Agreement, DHL and ABX will

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

mutually and reasonably agree upon a flight hour to cycle ratio severity table with respect to such Aircraft model.

2.	The flight hour to cycle ratios contained in the severity tables will be calculated to one decimal place and rounded down in each case.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT J

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

FUEL POLICIES AND PROCEDURES

Section 1.    DHL will be responsible for ensuring that a sufficient supply of fuel and into-plane services are provided to ABX while operating all flights in the DHL system pursuant to the Flight Schedule.
Section 2.     The application of the fuel policies and procedures set forth in this Exhibit J shall be subject to the requirements of the Federal Aviation Regulations and to the operational authority of the pilot in command to conduct each flight of an Aircraft in a safe and lawful manner.
Section 3.     Supply of Fuel and Fuel Services – DHL Responsibility. DHL will provide ABX with a fuel service provider list for scheduled and off-route locations. Use of fuel service providers other than those listed is not authorized without the prior approval of DHL. In the event ABX uses a fuel service provider not on the DHL fuel service provider list, ABX agrees to compensate DHL for the difference between amount billed and the price at which the fuel could have been obtained through DHL’s service provider.
Section 4.     Supply of Fuel and Fuel Services – ABX Responsibility. DHL will not be responsible for providing fuel and fuel services to flights that are not related to the Services. ABX will compensate DHL for any fuel purchased by DHL that ABX uses for Supplemental Flying or other flights or activity not related to the Services.
Section 5.     Fuel Optimization. DHL and ABX will work together to develop reasonable plans and programs to maximize ABX’s fuel efficiency and minimize DHL’s fuel cost in ABX’s operations for DHL hereunder.
Section 6.     Fuel Tankering. ABX will reasonably cooperate with DHL in seeking to maximize fuel purchases at particular locations in order to avoid paying a higher price at down-line locations (also referred to as “fuel tankering”). DHL will provide ABX with fuel cost information to assist ABX in identifying fuel tankering opportunities.
Section 7.     Fuel Burn Optimization – In-flight Operations. ABX agrees to maintain operating policies that minimize excessive fuel burns while in flight.
Section 8.     Fuel Service Coordination. To ensure on-time service performance and billing accountability, ABX agrees to adhere to the following procedures:
(a)    ABX is responsible for daily coordination with fuel service providers. This includes notification of schedule departures and fuel load requirements.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

(b)    At through cities, ABX shall contact the fuel service provider in range to notify such provider of the estimated time of arrival and fuel load. Fuel service provider should be advised that ABX is operating a flight for the DHL system in order to ensure billing accuracy.
(c)    ABX is responsible for ensuring that fueling is done consistent with ABX and FAA fueling procedures and an authorized representative is present during all fueling operations.
Section 9.     Fuel Ticket Documentation. ABX flight crewmember(s) or mechanic(s) present at time of fueling is/are responsible for ensuring accuracy of fuel tickets. This includes the following:
(a)    Date, tail number, flight number and U.S. gallon amounts must be noted.
(b)    Quantity of fuel delivered should be verified against gauge readings; any quantity discrepancies shall be validated by ABX flight crewmember(s) or mechanic(s) prior to flight.
(c)    Copy of each refuel and de-fuel ticket will be returned with the flight paperwork and retained by ABX for a period of ninety (90) days.
(d)    Quantities in liters will be converted to gallons using 3.7853 liters per gallon.
Section 10.     Incident Reporting. ABX representatives must document, in writing, incidents involving fuel service companies and in accordance with all state and federal reporting guidelines.
(a)    In the event an incident involves loss of fuel, the quantity of fuel lost should be estimated and recorded on the incident report.
(b)    A copy of all reports must be submitted to DHL within twenty-four (24) hours.
(c)    Cost of fuel and cleanup expenses will be billed back to ABX if it is determined the cause of the spill was related to an act or omission of ABX.
Section 11.     Fueling Manuals.
(a)    ABX is responsible for ensuring current fueling manuals are provided to all DHL fuel service providers.
(b)    ABX is responsible for ensuring DHL fuel service providers perform into-plane fuel service and fuel quality control in accordance with ABX’s fueling procedures.
(c)    ABX agrees to promptly notify DHL of any non-compliance issues involving a fuel service provider.
Section 12.     Carrier Audits of Fuel Service Provider. In accordance with ABX’s quality control fueling manuals, ABX is responsible for training and auditing DHL fuel service providers for fuel service and quality control. ABX agrees to provide DHL with a schedule of such audits,

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

and provide a post audit report documenting the results of the audits, including any non-compliance findings and corrective actions required.
Section 13.     Material Safety Data Sheets.
(a)    DHL will be responsible for securing Material Safety Data Sheets and forwarding them to ABX.
(b)    ABX is responsible for ensuring documents are distributed to appropriate ABX personnel.

Initials: ABX:__________ DHL:__________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT K

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

AIRCRAFT HANDLING EQUIPMENT

Location	Unit ID#	Unit Type
ATL	TB7417	TOW
BFI	AS0358	AIRSTART
BFI	HT5612	HEAVY TUG
BFI	MS4185	STAND
BFI	PU6291	POWER UNIT
BFI	PU7541	POWER UNIT
BFI	TB7001	TOW
BWI	AS7011	AIRSTART
BWI	HT0985	HEAVY TUG
BWI	MS3706	STAND
BWI	PU0044	POWER UNIT
BWI	TB7002	TOW
BWI	TB8020	TOW
CVG	AS7004	AIRSTART
CVG	AS7010	AIRSTART
CVG	AS7393	AIRSTART
CVG	HT0757	HEAVY TUG
CVG	HT0835	HEAVY TUG
CVG	HT0839	HEAVY TUG
CVG	HT0876	HEAVY TUG
CVG	HT0905	HEAVY TUG
CVG	MS0816	STAND/STAIRS
CVG	PU7359	POWER UNIT
CVG	PU7458	POWER UNIT
CVG	TB2942	TOW BAR-767
CVG	TB3815	TOW BAR-767
CVG	TB5241	TOW BAR-767
CVG	TB6684	TOW
CVG	TB7000	TOW
CVG	TB7242	TOW
CVG	TB7421	TOW
CVG	TB7598	TOW
CVG	TB7849	TOW
CVG	TB7936	TOW

Initials: ABX:__________ DHL:_________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Location	Unit ID#	Unit Type
CVG	TB7989	TOW
CVG	TB7991	TOW
CVG	TB8600	TOW
DEN	AS7005	AIRSTART
DEN	HT0973	HEAVY TUG
DEN	MS7260	STAND 767
DEN	PU7002	POWER UNIT
DEN	TB7543	TOW
DFW	AS0303	AIRSTART
DFW	HT0841	HEAVY TUG
DFW	PU7929	POWER UNIT
DFW	TB7801	TOW
ELP	AS7003	AIRSTART
ELP	HT0853	HEAVY TUG
ELP	PU1024	POWER UNIT
EWR	MS2593	STAND
EWR	TB7241	TOW
GSO	AS0356	AIRSTART
GSO	HT1142	HEAVY TUG
GSO	MS0209	STAND
GSO	MS3304	STAND 767
GSO	TB5240	TOW BAR
HRL	AS0300	AIRSTART
HRL	HT0834	HEAVY TUG
HRL	MS0735	STAND
HRL	TB3854	TOW BAR
IAH	AS0396	AIRSTART
IAH	HT0906	HEAVY TUG
IAH	MS7966	STAND 767
IAH	TB5875	TOW
JFK	TB7240	TOW
LAX	TB7937	TOW
LAX	TB8052	TOW
MCI	TB7110	TOW

Initials: ABX:__________ DHL:_________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

Location	Unit ID#	Unit Type
MCO	TB7542	TOW
MSP	AS0305	AIRSTART
MSP	HT0842	HEAVY TUG
MSP	PU7356	POWER UNIT
MSP	TB7099	TOW
ORD	AS0301	AIRSTART
ORD	HT0163	HEAVY TUG
ORD	MS7965	STAND 767
ORD	PU1059	POWER UNIT
ORD	PU1179	POWER UNIT
ORD	TB7982	TOW
PDX	AS0395	AIRSTART
PDX	HT0957	HEAVY TUG
PDX	MS8359	STAND 767
PDX	PU7543	POWER UNIT
PDX	TB7108	TOW
PHX	MS2592	STAND
PHX	TB7864	TOW
SAN	AS7006	AIRSTART
SAN	HT0951	HEAVY TUG
SAN	TB7422	TOW
SFO	TB7100	TOW
SFO	TB7850	TOW
SFO	TB9040	TOW
SJU	MS0985	STAND
SJU	TB7714	TOW
SJU	TB7851	TOW
SLC	AS7002	AIRSTART
SLC	HT0494	HEAVY TUG
SLC	MS3303	MTC STAND
SLC	PU8196	POWER UNIT
SLC	TB7294	TOW
STL	TB7418	TOW

Initials: ABX:__________ DHL:_________

Those portions of this Agreement marked with an [*] have been omitted pursuant to a request for confidential treatment and have been filed separately with the SEC.

EXHIBIT L

AIR TRANSPORTATION SERVICES AGREEMENT
BETWEEN DHL NETWORK OPERATIONS (USA), INC.,
ABX AIR, INC. AND CARGO AIRCRAFT MANAGEMENT, INC.

REIMBURSABLE EXPENSES

Section 3.2(b), 5.2(m)    Subleases to Existing Aircraft Leases
Section 3.3(b)        Subleases to Additional Aircraft Leases
Section 5.1(e), 5.2(b)    Aircraft Ground Handling Services
Section 5.1(j), 5.2(j)    Overflight, Landing Permit, En-Route Navigation, ATC, Airport Charges
Section 5.2(a)        Fuel and Deicing Fluids
Section 5.2(e)        Landing/Departure Fees, Aircraft Parking and Ramp Use
Section 5.2(f)        Aircraft Diversions
Section 5.2(g)        Customs/USDA Matters
Section 5.2(i)        Ground Training for DHL’s Professional Loadmasters
Section 5.2(k)        Positioning/De-positioning
Section 5.2(l)    Noise and Emissions

L-1
Initials: ABX:__________ DHL:_________